UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under Section 240.14a-12

FIRST FOUNDATION INC.

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

FIRST FOUNDATION INC.
April 18, 2024
Dear Fellow Stockholder:
The Board of Directors (the “Board”) and I would like to extend you a cordial invitation to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of First Foundation Inc. (the “Company”). The Annual Meeting will be held on May 28, 2024, at 10:00 a.m. Central Time, at 200 Crescent Court, Suite 1700, Dallas, Texas 75201, in the Crescent Club Mirror Room.
The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe in detail the matters to be acted on at the Annual Meeting. We also will be available to respond to questions regarding the operations of the Company and its wholly-owned subsidiaries, First Foundation Bank and First Foundation Advisors.
Your vote is important.   Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. We will begin mailing a Notice of Internet Availability of Proxy Materials and voting instructions to our stockholders on or about April 18, 2024, informing them of the availability online of our proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2023. You may choose to access these materials online, or you may request paper or e-mail copies.
You will be able to vote your shares over the Internet, by telephone, or by completing, signing and returning by mail a proxy or voting instruction card. Please review the instructions with respect to your voting options described in the accompanying Proxy Statement and on your proxy or voting instruction card.
Thank you for your ongoing support. We look forward to seeing you at our Annual Meeting.
Sincerely,
Ulrich E. Keller, Jr.
Chairman of the Board
200 Crescent Court, Suite 1400, Dallas, Texas 75201 (469) 638-9636

FIRST FOUNDATION INC.
200 Crescent Court, Suite 1400
Dallas, Texas 75201
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 28, 2024
NOTICE TO THE STOCKHOLDERS OF FIRST FOUNDATION INC.:
The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of First Foundation Inc. (the “Company”) will be held on May 28, 2024, at 10:00 a.m. Central Time, at 200 Crescent Court, Suite 1700, Dallas, Texas 75201, in the Crescent Club Mirror Room, for the following purposes:
1.
To elect ten members to the Board of Directors of the Company (the “Board”), each to hold office for a term of one year or until his or her respective successor is duly elected and qualified (Proposal No. 1);

2.
To approve the First Foundation Inc. 2024 Equity Incentive Plan (Proposal No. 2);

3.
To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 3); and

4.
To approve, by non-binding advisory vote, the compensation of the Company’s named executive officers for the year ended December 31, 2023 (Proposal No. 4).

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. The Board recommends a vote “FOR” each of the ten director nominees named in the accompanying Proxy Statement and a vote “FOR” each of Proposals 2, 3 and 4. Only stockholders of record at the close of business on April 5, 2024 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. We will begin mailing a Notice of Internet Availability of Proxy Materials and voting instructions to our stockholders on or about April 18, 2024, informing them of the availability online of our proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2023.
Whether or not you plan to attend the Annual Meeting, please be sure to vote over the Internet, by telephone, or by completing, signing and returning the enclosed proxy card so that your shares may be voted in accordance with your wishes. Voting by any of these methods will not prevent you from voting in person if you choose to attend the Annual Meeting.
Regardless of how many shares you own, your vote will be important. Thank you for your continued support, interest and investment in First Foundation.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 2024:
The Company’s Proxy Statement and Annual Report on Form 10-K for the period ending December 31, 2023 are available under the “Financials” tab at https://investor.ff-inc.com.
By Order of the Board of Directors:
Ulrich E. Keller, Jr.
Chairman of the Board
April 18, 2024

FIRST FOUNDATION INC.
PROXY STATEMENT

i

FIRST FOUNDATION INC.
200 Crescent Court, Suite 1400
Dallas, Texas 75201

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 28, 2024
INTRODUCTION
This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of First Foundation Inc., a Delaware corporation, for its 2024 Annual Meeting of Stockholders which will be held on May 28, 2024, at 10:00 a.m. Central Time, at 200 Crescent Court, Suite 1700, Dallas, Texas 75201, in the Crescent Club Mirror Room. This Proxy Statement and the proxy card are first being made available to stockholders on or about April 18, 2024. As a matter of convenience, in this Proxy Statement we will refer to First Foundation Inc. as “FFI” or as the “Company” or “we,” “us” or “our” and our 2024 Annual Meeting of Stockholders as the “Annual Meeting.”
All stockholders are cordially invited to attend the Annual Meeting in person. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares over the Internet, by telephone, or by completing, signing and returning the enclosed proxy card by mail.
We will begin mailing a Notice of Internet Availability of Proxy Materials and voting instructions to our stockholders on or about April 18, 2024, informing them of the availability online of our proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2023.
YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO READ THIS PROXY STATEMENT AND PROVIDE US WITH YOUR PROXY CARD OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Why Did You Send Me This Proxy Statement?
The Board is soliciting your proxy and providing you this Proxy Statement because you were an owner of record of shares of our common stock, par value $0.001 per share (the “common stock”), as of the close of business on April 5, 2024, which is the record date for our Annual Meeting (the “Record Date”) and, therefore, pursuant to applicable law and the Company’s bylaws (the “Bylaws”), you are entitled to receive notice of and to vote your shares of common stock at the Annual Meeting.
We will begin mailing a Notice of Internet Availability of Proxy Materials and voting instructions to our stockholders of record who are entitled to vote at the Annual Meeting on or about April 18, 2024, informing them of the availability online of our Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”).
YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO READ THIS PROXY STATEMENT AND PROVIDE US WITH YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE.
How Many Votes Do I Have?
Each share of common stock outstanding at the close of business on the Record Date is entitled to one vote on each of the matters to be voted on at the Annual Meeting. On the Record Date, a total of 56,511,864 shares of common stock were entitled to vote. We have no other class of stock outstanding.
Who Is Soliciting My Vote?
The Board, on behalf of the Company, is soliciting your proxy to vote your shares of our common stock on all matters scheduled to come before the Annual Meeting, whether or not you attend in person. By submitting your proxy and voting instructions over the Internet, by telephone, or by completing, signing, dating and returning the proxy card, you are authorizing the persons named as proxies to vote your shares of common stock at the Annual Meeting as you have instructed.
How Can I Vote My Shares?
If you were a stockholder of record on April 5, 2024, you may vote by any of the following methods:
Voting over the Internet or by Telephone.   You may vote your shares over the Internet by following the instructions provided at www.proxyvote.com. Alternatively, you may vote your shares by telephone by calling, toll-free, 1-800-690-6903. Internet and telephone voting are available 24 hours a day until 11:59 p.m. Eastern Time on May 27, 2024. Our Internet and telephone voting procedures are designed to authenticate each stockholder by using an individual control number that is located on your proxy card. If you vote on the Internet or by telephone, you do not need to return your proxy card.
Voting by Mail.   Stockholders may vote by mail, by completing, dating and signing and then returning the enclosed proxy card.
Voting In Person at the Annual Meeting.   As always, you may vote in person if you attend the Annual Meeting.
Even if you vote over the Internet, by telephone, or by mail, you may later change your vote by taking, prior to the Annual Meeting, one of the actions described in the subsection below entitled “How Can I Revoke My Proxy and Change My Vote?” or by attending the Annual Meeting and voting in person.
All shares that are properly voted by a stockholder, whether over the Internet, by telephone, or by mail, and not properly revoked, will be voted at the Annual Meeting in accordance with the stockholder’s voting instructions or, if a stockholder does not provide voting instructions, then in accordance with the recommendations of the Board.

Voting on Other Matters.   If other matters are properly presented for a vote of the stockholders at the Annual Meeting, the Board will have discretion to determine how shares for which proxies have been received will be voted on such matters. As of the date of this Proxy Statement, we did not know of any other matters to be presented for a vote of the stockholders at the Annual Meeting.
However, if your shares are held in a brokerage or bank account or by a nominee holder, please read the information below under the subsection entitled “Voting Shares Held by Brokers, Banks and Other Nominee Holders” regarding how your shares may be voted in accordance with your wishes.
Voting Shares Held by Brokers, Banks and Other Nominee Holders
If, on the Record Date, your shares are held in a brokerage account, by a bank or by a nominee holder, you are deemed to be the “beneficial owner” of those shares, holding them in “street name.” The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid legal proxy from your broker, bank, or other nominee. Please follow the instructions from your broker, bank, or other nominee included with these proxy materials, or contact your broker, bank, or other nominee to request a legal proxy. If you hold your shares in “street name,” please instruct your broker, bank, or other nominee how to vote your shares using the voting instruction form provided by your broker, bank, or other nominee so that your vote can be counted. The voting instruction form provided by your broker, bank, or other nominee may also include information about how to submit your voting instructions over the Internet or by telephone, if such options are available.
What Are Broker Non-Votes and How Will They Affect the Voting at the Annual Meeting?
A broker non-vote occurs when the broker holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. Under rules applicable to securities brokerage firms, a broker who holds your shares in “street name” does not have the authority to vote those shares on any “non-routine” proposal, except in accordance with voting instructions received from you. On the other hand, your broker may vote your shares on certain “routine” proposals, if the broker has transmitted proxy-soliciting materials to you, as the beneficial owner of the shares, but has not received voting instructions from you on such proposals. A broker non-vote occurs when a broker does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.
If your broker receives proxy materials only from the Company, your broker firm is entitled to vote shares held for a beneficial holder on discretionary matters, such as the ratification of the selection of Crowe LLP as our independent registered public accounting firm, without instructions from the beneficial holder of those shares. On the other hand, your broker is not entitled to vote shares held for a beneficial holder on non-discretionary items such as the election of directors, the vote to approve the 2024 Equity Incentive Plan, or the vote to approve the compensation paid to our named executive officers. If your shares are voted on Proposal 3, as directed by your broker without your instruction, your shares will constitute broker non-votes on each of the non-routine proposals (i.e., Proposals 1, 2 and 4). In the event your brokerage account receives proxy materials only from the Company, the broker non-votes will be counted for purposes of determining whether a quorum exists at the Annual Meeting.
IF YOUR SHARES ARE HELD IN “STREET NAME,” WE ENCOURAGE YOU TO PROVIDE VOTING INSTRUCTIONS ON A VOTING INSTRUCTION FORM PROVIDED BY THE BROKER, BANK, OR OTHER NOMINEE THAT HOLDS YOUR SHARES, IN EACH CASE BY CAREFULLY FOLLOWING THE INSTRUCTIONS PROVIDED.
What is the Recommendation of the Board and How Will the Board Vote My Proxy?
The Board unanimously recommends that the stockholders vote “FOR” the election of each of the director nominees named below (Proposal No. 1); “FOR” the approval of the 2024 Equity Incentive Plan (Proposal No. 2); “FOR” the ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 3); and “FOR” approving, by a non-binding advisory vote, the compensation of the Company’s named executive officers for the year ended December 31, 2023 (Proposal No. 4).
If you grant us your proxy to vote your shares, and you do not revoke that proxy prior to or at the Annual Meeting, in accordance with the procedures set forth under “How Can I Revoke My Proxy and Change My Vote?” below, your shares will be voted as directed by you. If you do not provide any specific direction as to how your shares should be voted, your shares will be voted FOR:
1.
The election of each of the ten director nominees named in this Proxy Statement (Proposal No. 1);

2.
The approval of the First Foundation Inc. 2024 Equity Incentive Plan (Proposal No. 2);

3.
The ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 3); and

4.
The approval, by a non-binding advisory vote, of the compensation of the Company’s named executive officers for the year ended December 31, 2023 (Proposal No. 4).

If any other matter should be presented at the Annual Meeting upon which a vote may properly be taken, the shares represented by your proxy will be voted in accordance with the judgment of the holders of the proxy. However, if your shares are held in a brokerage account or by a nominee, please read the information above under the subsection entitled “Voting Shares Held by Brokers, Banks and Other Nominee Holders” regarding how your shares may be voted.
What is the Vote Required to Approve the Proposals that will be Voted on at the Annual Meeting?
Quorum Requirement.   Our Bylaws require that a quorum — that is, the holders of a majority of all of the shares entitled to vote at the Annual Meeting — be present, either in person or by proxy, before any business may be transacted at the Annual Meeting (other than adjourning the Annual Meeting to a later date to allow time to obtain additional proxies to satisfy the quorum requirement).
Proposal No. 1. Election of Directors.   The election of director nominees requires the affirmative vote of a majority of the votes cast with respect to such director in an uncontested election (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee). If the Corporate Secretary of the Company determines that the number of director nominees exceeds the number of director nominees to be elected as of the Record Date for the Annual Meeting, the director nominees will be elected by vote of a plurality of the shares, present in person or by proxy and entitled to vote on the election of directors. In such event, the ten director nominees receiving the greatest numbers of votes “for” will be elected as directors without regard to the number of shares voted against such director nominees. Votes cast shall include votes “for” and “against” a nominee and exclude “abstentions” and “broker non-votes” with respect to that nominee’s election. A director who does not receive a majority of the votes cast in an uncontested election must tender an offer of resignation to the Board. The Nominating and Corporate Governance Committee will consider the resignation offer and make a recommendation to the Board whether to accept or reject the resignation or whether other action should be taken. If any such director’s resignation offer is not accepted by the Board, the Board will publicly disclose its decision, including the reasons for not accepting the resignation offer, within four business days after reaching its decision.
Proposal No. 2. Approval of the First Foundation Inc. 2024 Equity Incentive Plan.   The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on this proposal is required to approve this Proposal No. 2. Abstentions will have the same effect as an “against” vote. Broker non-votes will have no effect on the outcome of this vote.
Proposal No. 3. Ratification of the Appointment of Independent Registered Public Accounting Firm.   The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on this proposal is required to approve this Proposal No. 3. Abstentions will have the same effect as an “against” vote. Broker non-votes will have no effect on the outcome of this vote; however, if the broker receives proxy materials only from the Company, the broker will be entitled to vote shares held for a beneficial owner on this Proposal No. 3 without instructions from the beneficial owner.

Proposal No. 4. Advisory Vote on the Compensation of the Company’s Named Executive Officers.   The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on this proposal is required to approve this Proposal No. 4. Abstentions will have the same effect as an “against” votes. Broker non-votes will have no effect on the outcome of this vote. The vote with respect to this Proposal No. 4 is not binding on the Company, the Board or the Compensation Committee of the Board (the “Compensation Committee”). However, the Board and the Compensation Committee will review the results of this vote and take it into consideration when making future decisions regarding executive compensation.
How Can I Revoke My Proxy and Change My Vote?
If you are a registered owner and have given us your proxy (whether over the Internet, by telephone or by mail), you may change your vote by taking any of the following actions:
•
Sending a written notice to us that you are revoking your proxy, addressed to the principal executive office of the Company, at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, and then voting again by one of the methods described immediately below. To be effective, the notice of revocation must be received by the Company before the Annual Meeting commences. If, however, after sending us a written notice of revocation, you fail to vote your shares by any of the following methods, then none of your shares can be voted at the Annual Meeting.

•
Sending us another proxy, by mail, dated at a later date than your earlier proxy. However, to be effective, that later-dated proxy must be received by the Company before the Annual Meeting commences and must be dated and signed by you. If you fail to date or fail to sign that later-dated proxy, it will not be treated as a revocation of an earlier-dated proxy and your shares will be voted in accordance with your earlier voting instructions.

•
Attending the Annual Meeting and voting in person in a manner that is different than the voting instructions contained in your earlier proxy or voting instructions.

•
Sending another proxy over the Internet or by telephone.

However, if your shares are held by a broker or by a bank or other nominee holder, you will need to contact your broker, bank or nominee holder if you wish to revoke your earlier voting instructions.

CORPORATE GOVERNANCE PRINCIPLES AND POLICIES
Our Board believes that sound governance policies and practices provide an important framework to assist them in fulfilling their duties to the Company’s stockholders. Our Board has adopted the following governance guidelines, which include a number of policies and practices under which our Board has operated for some time, together with concepts suggested by various authorities in corporate governance and the requirements under applicable rules of the New York Stock Exchange (the “NYSE”). Our Board members believe these policies and practices are essential to the performance of the Board’s oversight responsibilities and to the maintenance of the Company’s integrity in the marketplace.
Corporate Governance Principles
Some of the principal subjects covered by those guidelines include:
Codes of Business Conduct and Ethics.   We have adopted a Code of Business Conduct and Ethics for our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and other key accounting and financial personnel (the “Code of Conduct”). The Code of Conduct constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act and is our “code of business conduct and ethics” within the meaning of the listing standards of the NYSE.
The Code of Conduct is available in the Investor Relations section of our website at www.ff-inc.com. To the extent required by applicable rules of the SEC and the NYSE, we will disclose on our website, any amendments to the Code of Conduct and any waivers of the requirements of the Code of Conduct that may be granted to our executive officers, including our principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions.
Incentive Compensation Clawback Policy.   Our Board has adopted an Incentive Compensation Clawback Policy (the “Clawback Policy”) intended to comply with Section 10D and Rule 10D-1 of the Exchange Act and the NYSE rules and regulations. It is administered by the Compensation Committee and provides for the recovery of erroneously awarded incentive compensation awarded to any covered executive (as determined by the Compensation Committee in accordance with applicable listing standards). Incentive compensation is subject to recoupment if received within any of the three completed fiscal years (together with any interim stub fiscal year period(s) of less than nine months resulting from our transition to different fiscal year measuring dates) immediately prior to the determination that a material error in our financial statements has occurred requiring an accounting restatement. The amount of incentive compensation subject to recovery is equal to the excess of the incentive compensation received by a covered executive over the amount of compensation which would have been received by such covered executive had the amount thereof been calculated based on the restated amounts. Incentive compensation covered under the Clawback Policy includes, without limitation, annual bonuses and other short- and long-term cash incentives, stock options, stock appreciation rights, restricted shares, restricted share units, performance shares, and performance units. The description of the Clawback Policy above is qualified in its entirety by the text of the Clawback Policy, which can be found as Exhibit 97 to our Annual Report on Form 10-K for the year ended December 31, 2023.
Compensation Risk Considerations.   The Compensation Committee reviews on an annual basis the incentive compensation of the Company’s Chief Executive Officer and the other named executive officers (“NEOs”), as well as individual employees whose activities may expose the organization to material amounts of risk and groups of employees participating in similar incentive programs who in the aggregate may expose the organization to material amounts of risk based on risk categories that include credit, market, liquidity, operational, legal, compliance and reputational risk, based on a facts-and-circumstances determination.
After conducting this review during 2023, the Compensation Committee has concluded that the Company’s compensation arrangements do not encourage employees to take unnecessary and excessive risks after considering, among other items, the Company’s Clawback Policy, the mix of cash and equity incentives, as well as the mix of time-based vesting awards and performance-based vesting awards. We do not believe that any risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on the Company.
Related Party Transaction Policy.   Our Board has adopted a Related Party Transaction Policy, which provides that, subject to certain limited exceptions, the Company will not enter into or consummate a related party transaction that is determined by the Audit Committee to be materially less favorable from a financial standpoint to the Company than similar transactions between the Company and unaffiliated third parties. A “related party transaction” is a transaction between the Company or any of its subsidiaries and any executive officer, director or owner of more than 10% of the outstanding shares of the Company’s common stock or persons related to them.
Anti-Hedging Policy.   Our Insider Trading Policy prohibits our directors, named executive officers and other key executives from hedging the economic interest in the Company securities that they own and from engaging in short sales or speculative transactions with respect to our stock. This prohibition includes the direct or indirect purchase or use of financial instrument, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, designed to offset any decrease in the market value of the Company’s securities.
Stock Ownership Guidelines for Directors.   To more directly align the interests of our non-employee directors and stockholders, our Board adopted stock ownership guidelines which require that each non- employee director own shares of the Company’s common stock having a value at least equal to five times the cash component of the director’s annual retainer for service on the Board. New directors have five years after joining the Board to meet the guidelines. Restricted stock and restricted stock units, and a portion of the shares that may be acquired by exercise of vested in-the-money stock options, are treated as stock ownership for this purpose. Until these ownership guidelines are met, a director will be expected to retain at least 50% of any applicable shares received (on a net after-tax basis) under our equity incentive program. As of the date of this Proxy Statement, all directors have met or are on track to meet these targets within the timeframe applicable to them.
Board Leadership Structure.   The Chairman of our Board is Ulrich E. Keller, Jr., who is a member of senior management, and our Chief Executive Officer is Scott F. Kavanaugh. Our Board decided to separate the positions of Chairman and Chief Executive Officer because our Board believes that doing so provides the appropriate leadership structure for us at this time, particularly since the separation of those two positions enables our Chief Executive Officer to focus on the management of our business and the development and implementation of strategic initiatives, while the Chairman leads our Board in the performance of its responsibilities.
In addition, because the office of Chairman of the Board is not held by an independent director, we have appointed Max A. Briggs, an independent director, to serve as Lead Director to ensure strong independent Board oversight. Our Lead Director (i) presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors; (ii) has the authority to call meetings of the independent directors; (iii) serves as a liaison between the Chairman and the independent directors; (iv) approves meeting agendas, meeting schedules and information sent to the Board; (v) ensures that matters of concern or interest of the independent directors are appropriately scheduled for discussion at Board meetings; (vi) has the authority to retain outside advisors and consultants who report directly to the Board on board-wide issues; (vii) serves as a liaison for consultation and direct communication with stockholders, as appropriate; and (viii) performs such other duties, and exercise such powers, as from time to time prescribed by our Board.
Director Independence and Diversity.   Our Board has evaluated the independence of its members based on the definition of independence for purposes of Board membership and membership on the Board’s standing committees that are applicable to the Company because its shares are listed on the NYSE. Based on that evaluation, our Board has concluded that (i) seven Board nominees are independent: Mses. Pagliarini and Rubin and Messrs. Briggs, Lake, Rosenberg, Sonenshine, and Vazquez; and (ii) all of the members of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Risk Committee are independent. Our Board believes that differences in experience, knowledge, skills and viewpoints enhance the Board’s performance. Accordingly, while the Nominating and Corporate Governance Committee considers such diversity in selecting, evaluating and recommending proposed Board nominees, our Board does not currently have a formal policy with respect to the consideration of diversity for the composition of our Board. However, our Board has not implemented a formal policy with respect to the consideration of diversity for the composition of our Board. The following matrix summarizes the self-identified gender and demographic diversity characteristics of the Board:
Board Diversity Matrix (as of April 18, 2024)
Total Number of Directors	10
	Female	Male
Part I: Gender Identity
Directors	2	8
Part II: Demographic Background
Hispanic or Latinx	—	1
White	2	6
Did Not Disclose Demographic Background	—	1
Director Responsibilities.   Directors are expected to act in the best interests of all stockholders; develop and maintain a sound understanding of our business and the industry in which we operate; prepare for and attend Board and Board committee meetings; and provide active, objective and constructive participation at those meetings.
Director Access to Management.   Directors have access to members of management and members of management provide Board presentations and reports regarding the functional areas of our business for which they are responsible.
Adequate Funding for the Board and its Committees.   The Company provides the funding necessary to enable our Board and each of its committees to retain independent advisors as our Board, or such committees acting independently of the full Board, deem to be necessary or appropriate.
Executive Sessions without Management.   The independent directors of our Board hold separate sessions, outside the presence of management, to consider and evaluate the performance of the Company and its management and such other matters as they deem appropriate. In addition, the Audit Committee meets separately with the Company’s outside auditors.
Communications with the Board of Directors.   Stockholders and other interested persons may communicate with the full Board, any Board committee, the independent directors as a group or any individual member of our Board in writing by mail addressed to the principal executive office of the Company, at 200 Crescent Court, Suite 1400, Dallas, Texas 75201. All communications will be forwarded to our Board, the particular committee of our Board or the specified directors or individual director, as appropriate. The Company screens all regular mail for security purposes.
Selection and Nomination of Candidates for Election to the Board of Directors
We believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy- making level in business, banking or government or established academic credentials and achievements in fields relevant to our businesses. They should be committed to enhancing stockholder value and must represent the interests of all stockholders as opposed to any particular constituency within our stockholders. Directors also should have sufficient time to carry out their duties and to provide insight and practical wisdom, based on their experience, to management. Therefore, their service on boards of other companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly their duties as directors of the Company.
The Nominating and Corporate Governance Committee recommends to our Board for selection as Board nominees persons who the members of that committee believe are best qualified to serve on our Board. That committee will consider director candidates recommended by stockholders, other members of our Board, officers and employees of the Company and other sources that the committee deems appropriate. Under its charter, the Nominating and Corporate Governance Committee also has the authority to engage an executive search firm and other advisors as it deems appropriate to assist it in identifying qualified Board candidates. The Nominating and Corporate Governance Committee charter directs the committee to evaluate the candidates based upon the totality of their merits and not based upon minimum qualifications or attributes. In considering individual director candidates, the Nominating and Corporate Governance Committee takes into account the qualifications and business experience of the other members of our Board to ensure that a broad variety of skill sets and experience beneficial to the Company and its businesses are represented on our Board. The Nominating and Corporate Governance Committee evaluates all director candidates in the same manner regardless of the source of the recommendation. The Nominating and Corporate Governance Committee will interview and, when deemed appropriate, will conduct background inquiries about, Board candidates. Some of the criteria used by the Nominating and Corporate Governance Committee to evaluate the candidates, including those selected for nomination at the Annual Meeting, include:
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personal and professional integrity;

•
independence;

•
absence of conflicts of interest;

•
prior business experience or academic achievements and credentials, including knowledge of the banking business;

•
educational record and achievements;

•
skills that may be relevant to the Company’s business;

•
prior board experience with the Company or other publicly traded companies; and

•
involvement in community, business and civic affairs.

Stockholder Recommendation of Board of Directors Candidates.   Any stockholder desiring to submit a recommendation for consideration by the Nominating and Corporate Governance Committee of a candidate for election to our Board may do so by submitting that recommendation in writing to our Board not later than 120 days prior to the first anniversary of the date on which the proxy materials for the prior year’s annual meeting were first sent to stockholders. However, if the date of an annual meeting has been changed by more than 30 days from the anniversary date of the prior year’s annual meeting, the recommendation must be received within a reasonable time before the Company begins to print and mail its proxy materials for that annual meeting. In addition, the recommendation should be accompanied by the following information: (i) the name and address of the nominating stockholder and the person that the nominating stockholder is recommending for consideration as a candidate for Board membership; (ii) the number of shares of voting stock of the Company that are owned by the nominating stockholder, his or her recommended candidate and any other stockholders known by the nominating stockholder to be supporting the nomination of that candidate; (iii) a description of any arrangements or understandings that relate to the election of directors of the Company, between the nominating stockholder, or any person that (directly or indirectly through one or more intermediaries) controls, or is controlled by, or is under common control with, such stockholder, on the one hand, and the person that the nominating stockholder is recommending for election to our Board or any other person or persons (naming each such person), on the other hand; (iv) such other information regarding the recommended candidate as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and (v) the written consent of the recommended candidate to be named as a nominee and, if nominated and elected, to serve as a director. Our Board and the Nominating and Corporate Governance Committee make no distinction between whether a candidate is recommended by a stockholder or by management and the Board and the Nominating and Corporate Governance Committee apply the same process and criteria in evaluating a candidate recommended by a stockholder as it would for a candidate recommended by management.
Stockholder Nominations.   Our Bylaws provide that any record stockholder may nominate, at any annual meeting of stockholders, one or more candidates for election to the Board, by giving the Company written notice (addressed to the Corporate Secretary of the Company at the Company’s principal offices) of such stockholder’s intention to do so not less than 90 days nor more than 120 days prior to the first anniversary of the date on which the Company’s proxy statement for the prior year’s annual meeting was first released to stockholders, provided however, that in the event that no annual meeting was held in that prior year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the prior year’s proxy statement, to be timely, the stockholder notice must be received by the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the 10th day following the date on which a public announcement of the date of such annual meeting is first mailed or is first publicly announces. Such notice must be accompanied by statements and other information described in our Bylaws, including the following items:
•
The nominating stockholder’s name, address, and beneficial ownership of shares of the Company (and the same information with respect to any beneficial owner for which the nominating stockholder is acting on behalf of);

•
The name, age, business address, residential address, and principal occupation or employment of the person to be nominated;

•
The nominee’s signed consent to serve as a director of the Company, if elected;

•
The number of shares of the Company’s stock beneficially owned by the nominee;

•
A description of all arrangements and understandings between the stockholder and the nominee pursuant to which the nomination is to be made; and

•
Such other information concerning the director nominee as would be required in a proxy statement soliciting proxies for the election of the director nominee under the rules of the SEC.

Stockholders intending to nominate candidates for election to the Board for inclusion on a universal proxy card pursuant to Rule 14a-19 under the Exchange Act must also provide in the notice certain additional items set forth in the Bylaws, and also provide the Company with a written certification within ten days prior to the meeting for election of directors with reasonable documentary evidence that the stockholder has complied with the representations and undertakings made in such notice.
Stockholders are advised to carefully review our Bylaws, which contain a description of the information required to be submitted, as well as the advance notice and other requirements that apply to nominations by stockholders of candidates for election to the Board. Any stockholder nomination at any annual meeting that does not comply with the requirements set forth in our Bylaws will be ineffective and disregarded.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Set forth below is information regarding the beneficial ownership, as of April 5, 2024, of the Company’s common stock by (i) each person who we knew owned, beneficially, more than 5% of the Company’s outstanding shares, (ii) each of the Company’s current directors and each nominee standing for election to the Board at the Annual Meeting, (iii) each of the executive officers of the Company who are named in the Summary Compensation Table below, and (iv) all of the directors and executive officers as a group. As of April 5, 2024, a total of 56,511,864 shares of our common stock were issued and outstanding.
	As of April 5, 2024(1)
Name and Title	Number of Shares Beneficially Owned	Percent of Class
FMR LLC	5,074,294(2)	9.0%
BlackRock Inc.	4,363,792(3)	7.7%
Azora Capital LP	3,033,696(4)	5.4%
The Vanguard Group.	2,828,844(5)	5.0%
Ulrich E. Keller, Jr., Executive Chairman of FFI and FFA	2,159,948(6)	3.8%
Scott F. Kavanaugh, Chief Executive Officer of FFI and FFB, Vice Chairman of FFI, President and Chairman of FFB	1,398,812(7)	2.5%
Max A. Briggs, Director	65,977(8)	*
John A. Hakopian, Director and President of FFA	657,039(9)	1.2%
David G. Lake, Director	163,305(10)	*
Elizabeth A. Pagliarini, Director	30,099(11)	*
Mitchell M. Rosenberg, Director	66,050	*
Diane M. Rubin, CPA. Director	21,506	*
Jacob P. Sonenshine, Director	94,882	*
Gabriel V. Vazquez, Director(12)	11,879	*
James Britton, Executive Vice President and Chief Financial Officer of FFI and FFB	—	*
Amy Djou, Former Interim Chief Financial Officer of FFI and FFB, Current Senior Vice President, Chief Accounting Officer and Deputy Chief Financial Officer of FFB(13)	333	*
Christopher Naghibi, Executive Vice President and Chief Operating Officer of FFB	7,617(14)	*
Hugo Nuno, Executive Vice President and Chief Banking Officer of FFB	12,588	*
All Directors and executive officers as a Group (14 persons)	4,690,035	8.3%

*
Less than 1%

(1)
This table is based upon information supplied to us by our officers, directors and principal stockholders. Except as otherwise noted, we believe that each of the stockholders named in the table has sole voting and investment power with respect to all shares of common stock shown as to which he or she is shown to be the beneficial owner, subject to applicable community property laws. The percentage ownership interest of each individual or group is based upon the total number of shares of the Company’s common stock outstanding plus the shares which the respective individual or group has the right to acquire within 60 days after April 5, 2024 through the exercise of stock options or pursuant to any contract or any other arrangement.

(2)
The ownership information set forth in the table is based on information contained in a statement on Schedule 13G/A, filed with the SEC by FMR LLC as of February 9, 2024. FMR LLC’s address is 245 Summer Street, Boston, MA, 02210.

(3)
The ownership information set forth in the table is based on information contained in a statement on Schedule 13G/A, filed with the SEC by BlackRock Inc. as of January 26, 2024. BlackRock Inc.’s address is 55 East 52nd Street New York, NY 10055.

(4)
Azora Capital LP’s address is 3480 Main Highway, Suite 200, Miami, FL 33133.

(5)
The ownership information set forth in the table is based on information contained in a statement on Schedule 13G, filed with the SEC by The Vanguard Group as of February 13, 2024. The Vanguard Group’s address is 100 Vanguard Blvd., Malvern, PA 19355.

(6)
Includes 693,000 shares held in a family trust over which Mr. Keller shares voting and investment power. Includes 422,000 shares are held in brokerage accounts pursuant to which they may serve as security for margin loans. Also includes 215,000 shares beneficially owned by Mr. Keller’s spouse, as to which he disclaims beneficial ownership.

(7)
Includes 1,298,494 shares pledged as collateral to secure personal indebtedness of Mr. Kavanaugh.

(8)
Includes 6,000 shares beneficially owned by Mr. Briggs’ spouse, as to which he disclaims beneficial ownership.

(9)
Includes 447,000 shares are held in brokerage accounts pursuant to which they may serve as security for margin loans.

(10)
Includes 25,504 shares held in a family trust.

(11)
Includes 22,956 shares held in a family trust and 7,173 shares held in a defined benefit plan, over which Ms. Pagliarini shares voting and investment power.

(12)
Mr. Vazquez joined the Board on April 25, 2023.

(13)
Ms. Djou stepped down from her position as Interim Chief Financial Officer of FFI and FFB on August 3, 2023, upon the appointment of James Britton as Executive Vice President and Chief Financial Officer.

(14)
Includes 1,040 shares beneficially owned by Mr. Naghibi’s son.

ELECTION OF DIRECTORS
(Proposal No. 1)
The Bylaws provide that the Board will consist of one or more members, which will be determined from time to time by resolution of the Board. The Board has set the authorized number of directors at ten.
Accordingly, a total of ten directors will be elected at the Annual Meeting to hold office until the next annual stockholders’ meeting and until their respective successors are elected and qualify to serve. The Board has nominated for election the ten persons named in the table below, all of whom are incumbent directors. Each of the nominees has consented to serve as a director if elected at the Annual Meeting. Unless authority to vote has been withheld, the named proxy holders intend to vote the shares represented by the proxies received by them “FOR” the election of all of those ten nominees. If, prior to the Annual Meeting, any of the Board’s nominees becomes unable to serve, the Board either will designate a substitute nominee, in which event the proxy holders will vote the proxies received by them for his or her election, or will reduce the authorized number of directors standing for election.
Vote Required and Recommendation of the Board
The election of director nominees requires the affirmative vote of a majority of the votes cast with respect to such director in an uncontested election (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee). If the Corporate Secretary of the Company determines that the number of director nominees exceeds the number of director nominees to be elected as of the Record Date for the Annual Meeting, the director nominees will be elected by vote of a plurality of the shares, present in person or by proxy and entitled to vote on the election of directors. In such event, the ten director nominees receiving the greatest numbers of votes “for” will be elected as directors without regard to the number of shares voted against such director nominees. Votes cast shall include votes “for” and “against” a nominee and exclude “abstentions” and “broker non-votes” with respect to that nominee’s election. A director who does not receive a majority of the votes cast in an uncontested election must tender an offer of resignation to the Board. The Nominating and Corporate Governance Committee will consider the resignation offer and make a recommendation to the Board whether to accept or reject the resignation or whether other action should be taken. If any such director’s resignation offer is not accepted by the Board, the Board will publicly disclose its decision, including the reasons for not accepting the resignation offer, within four business days after reaching its decision.
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
PROPOSAL NO. 1 TO ELECT EACH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT AS DIRECTORS OF THE COMPANY.

Nominees
Set forth below is the name, age and position with the Company of each of the nominees recommended by the Nominating and Corporate Governance Committee and selected by the Board to stand for election to the Board at the Annual Meeting. The business address for all of these nominees is 200 Crescent Court, Suite 1400, Dallas, Texas 75201.
	Age	Director Since	Positions with FFI
Ulrich E. Keller, Jr., CFP	67	2007	Executive Chairman and Director
Scott F. Kavanaugh	63	2007	Chief Executive Officer, Vice Chairman and Director
Max A. Briggs, CFP	58	2012	Director
John A. Hakopian	55	2007	Director, President of FFA
David G. Lake	58	2018	Director
Elizabeth A. Pagliarini	53	2019	Director
Mitchell M. Rosenberg, Ph.D.	70	2007	Director
Diane M. Rubin, CPA	72	2019	Director
Jacob P. Sonenshine, J.D., CFA	53	2007	Director
Gabriel V. Vazquez	46	2023	Director
Seven of the ten director nominees listed above have been determined by the Board to be independent directors, because they have not been employed nor have they received any compensation from the Company or any of its subsidiaries during the past three years, other than compensation for their service on the Board and on committees of the Board. Those director nominees are Mses. Pagliarini and Rubin, and Messrs. Briggs, Lake, Rosenberg, Sonenshine, and Vazquez.
Set forth below is a summary of the business experience and qualifications of the nominees named above who are standing for election to the Board at the Annual Meeting.
Ulrich E. Keller, Jr., CFP.   Mr. Keller is one of the founders of the Company and currently is the Executive Chairman of the Company and its wholly-owned subsidiary, First Foundation Advisors (“FFA”). Mr. Keller served as Chief Executive Officer (“CEO”) of FFA from 1990, when it began operations as a fee- only investment advisor, until December 2009, at which time he became its Executive Chairman. In 2007, Mr. Keller became the Executive Chairman of the Company and from June 2007 until December 2009 he also served as the CEO of the Company. Mr. Keller earned a Bachelor of Science degree in Finance from San Diego State University and completed the financial planning program at the University of Southern California. Mr. Keller served as a Trustee of the University of California Irvine (“UCI”) for 15 years. During that time he was Chair of the Foundation Finance & Investment Committee and continued to serve for seven more years as a member of the Investment Committee. Mr. Keller also serves as a member of the executive committee of the UCI Diabetes Center. Mr. Keller served as Co-Chair for the Center for Investment and Wealth Management at the Paul Merage School of Business at UCI. Mr. Keller serves as a board member of the Orange County Sheriff’s Advisory Council. As one of the founders of the Company, who played a key role in the development and successful implementation of our business strategy of providing high quality and personalized wealth management and investment advisory services to our clients and the expansion of the financial services we offer our clients, Mr. Keller brings to the Board considerable knowledge and valuable insights about the wealth management and investment advisory business and the Southern California financial services market.
Scott F. Kavanaugh.   Mr. Kavanaugh is the President and CEO of the Company and its wholly-owned banking subsidiary, First Foundation Bank (“FFB”). Mr. Kavanaugh has served as CEO of the Company since December 2009 and as President of the Company since December 2022. Previously, Mr. Kavanaugh served as President and Chief Operating Officer of the Company from June 2007 until December 2009. Mr. Kavanaugh has been the Vice-Chairman of the Company since June 2007, and the Chairman of FFB since September 2007. Mr. Kavanaugh was a founding stockholder and served as an Executive Vice President and Chief Administrative Officer and a member of the board of directors of Commercial Capital Bancorp,

Inc., the parent holding company of Commercial Capital Bank. During his tenure as an executive officer and director of Commercial Capital Bancorp, Inc. that company became a publicly traded company, listed on NASDAQ, and its total assets grew to more than $1.7 billion. From 1998 until 2003, Mr. Kavanaugh served as the Executive Vice President and Chief Operating Officer and a director of Commercial Capital Mortgage. From 1993 to 1998, Mr. Kavanaugh was a partner and head of trading for fixed income and equity securities at Great Pacific Securities, Inc., a west coast-based regional securities firm. Mr. Kavanaugh earned a Bachelor of Science degree in Business Administration and Accounting at the University of Tennessee and a Masters of Business Administration (“MBA”) degree in Information Systems at North Texas State University. Mr. Kavanaugh is, and since 2008 has been, a member of the board of directors of Colorado Federal Savings Bank and its parent holding company, Silver Queen Financial Services, Inc. Since March 2015, Mr. Kavanaugh has served as director for Nexpoint Residential Trust Inc., a publicly traded real estate investment trust that is advised by NexPoint Real Estate Advisors, L.P., an affiliate of Highland Capital Management, L.P. Mr. Kavanaugh has also served as director for NexPoint Real Estate Finance since 2020 and as director for VineBrook Homes Trust, Inc. since 2018. Mr. Kavanaugh served as a member of the boards of directors of NexBank SSB and its parent holding company, NexBank Capital, Inc. from December 2013 until December 2015. From January 2000 until June 2012, Mr. Kavanaugh served as Independent Trustee and Chairman of the Audit Committee, and from June 2012 until December 2013 served as Chairman of the Highland Mutual Funds, a mutual fund group managed by Highland Capital Management, L.P. Mr. Kavanaugh is also a director on the Lanakila Pacific’s Foundation Board. The Board believes that Mr. Kavanaugh’s extensive experience as an executive officer of banks and other financial services organizations, combined with his experience as a director of both public and private companies, qualifies him to serve as a member of our Board. In addition, because Mr. Kavanaugh is the Company’s CEO, we believe that his participation as a member of the Board facilitates communication between the outside Board members and management.
Max A. Briggs, CFP.   From 2005 to 2012, Mr. Briggs served as Chairman of the Board of Desert Commercial Bank (“DCB”). He was elected as a director of the Company following the Company’s acquisition of DCB in August 2012. Mr. Briggs is, and since 1996 has been the President and CEO of FLC Capital Advisors, a wealth management firm with over $740 million of assets under administration. From 1992 to 2007, Mr. Briggs served as CEO of Franklin Loan Center, a mortgage banking company. Mr. Briggs earned a Business Administration and Finance degree from Stetson University. We believe Mr. Briggs is a valuable member of our Board due to his knowledge of the banking business, gained from his service as Chairman of DCB, particularly as conducted in Palm Desert, California, and its surrounding communities, where we have two of our wealth management offices, and his experience as President and CEO of a wealth management firm.
John A. Hakopian.   Mr. Hakopian is, and since April 2009 has been, the President of FFA, since 2020 has been the Co-Chief Investment Officer of FFA, and is and since 2007 has been, a member of the Board. Mr. Hakopian was one of the founders of FFA in 1990, when it began its operations as a fee-based investment advisor, and served as its Executive Vice President and Co- Portfolio Manager from 1994 through April 2009. Mr. Hakopian earned a Bachelor of Arts degree in Economics from UCI and a MBA degree in Finance from the University of Southern California. Mr. Hakopian’s extensive knowledge of the Company’s wealth management and investment advisory business makes him a valuable member of the Board who is able to provide the outside Board members with insight into the operations and risks of that business.
David G. Lake.   Mr. Lake has served as a director of the Company since June 1, 2018. Since 1993 Mr. Lake has been the Chief Executive Officer of and a co-founder of 4EARTH Farms, Inc., a grower and value-added produce company with over 400 employees in California and affiliated operations in other states. Mr. Lake served as the Chairman of the board of directors of PBB Bancorp, since its formation in May 2014, and of the board of directors of its wholly-owned subsidiary Premier Business Bank from July 2006 until the June 2018 acquisition of PBB Bancorp by the Company. Mr. Lake serves on the executive board, chair search of new director, and compensation committee of the Orange County Museum of Art. We believe Mr. Lake brings to the Board his knowledge of operating a highly successful company and his experience as an independent director of a community bank in Southern California.
Elizabeth A. Pagliarini.   Ms. Pagliarini has served as a director of the Company since 2019. Ms. Pagliarini is, and since July 2023 has been the Chief Executive Officer, Secretary and Board Member of

Summit Healthcare REIT, Inc., a Maryland corporation that invests in and owns real estate. She, since September 2014, had been the Chief Financial Officer and Treasurer, and since 2019 the Chief Financial Officer, Treasurer, and Chief Operating Officer at Summit. Her background includes experience in finance, accounting, operations, compliance, securities litigation and executive management. Prior to working at Summit, Ms. Pagliarini was chief compliance officer and FINOP (financial and operations principal) at a Los Angeles-based investment bank from 2005 to 2008, and a principal at a securities litigation and financial consulting firm 2001 to 2005. Ms. Pagliarini received her Bachelor of Science in Business Administration with a concentration in Finance from Valparaiso University. She is also a Certified Fraud Examiner. Ms. Pagliarini is active in her community, serving on the Emeritus Board of Directors for Forever Footprints, a non-profit organization that provides support to families that have suffered the loss of a baby during pregnancy or infancy, and was the former Chair of the Mission Viejo, California City Council Investment Advisory Commission. We believe that Ms. Pagliarini’s educational and executive experience in managing the financial, accounting, securities filing and operations functions of several finance-oriented firms qualifies her to serve as a member of our Board.
Mitchell M. Rosenberg, Ph.D.   Dr. Rosenberg has served as a director of the Company since 2007. Dr. Rosenberg is, and since 2005 has served as, President and founder of the consulting firm of M. M. Rosenberg & Associates, which provides executive and organizational development services to public and private companies in the fields of financial services, health care and technology. From 2002 to 2005, Dr. Rosenberg was Chief Executive Officer for The Picerne Group, an international investment firm investing primarily in real estate, and portfolios of loans. Prior to 2002, Dr. Rosenberg served as Executive Vice President and Director of Business Services for Ameriquest Capital Corporation and directed the Human Resource and Organizational Development functions for Washington Mutual Bank, American Savings Bank and Great Western Bank. Dr. Rosenberg earned a Bachelor of Science degree in Psychology from Ohio University, a Masters of Science degree in Industrial Psychology from California State University, Long Beach, and a Ph.D. degree in Psychology with an emphasis on Organizational Behavior from Claremont Graduate University, which is the graduate university of the Claremont Colleges. We believe that Dr. Rosenberg’s educational and operational experience in managing the human resource and organizational development functions of a number of banking organizations and a real estate investment firm provides insight regarding the Company’s human resource functions, including compensation considerations that will impact the Company’s growth and expansion.
Diane M. Rubin, CPA.   Ms. Rubin has served as a director of the Company since 2019. Ms. Rubin is continuing in a career of more than 45 years in accounting and accounting industry and practice oversight roles. Ms. Rubin was from January 2016 to December 2020, a member of the Board of Trustees of the Financial Accounting Foundation, and in 2019 was elected to serve as the Vice Chair of the Board of Trustees. The Financial Accounting Foundation is the organization responsible for the oversight, administration and appointment of the Financial Accounting Standards Board and the Governmental Accounting Standards Board. From 2012 to 2015 Ms. Rubin served as a member of the Private Company Council, an advisory board that works with the Financial Accounting Standards Board (“FASB”) to determine possible alternatives within GAAP for private companies. From 1996 to 2012 Ms. Rubin served as an Audit Partner and Quality Control Partner with the San Francisco- based Novogradac & Company LLP. In 1989 Ms. Rubin established an independent diversified audit, accounting and tax firm with clients including small businesses, broker/dealers, non-profits and professional organizations. Ms. Rubin has experience in accounting and financial accounting roles with insurance, technology and banking firms. Ms. Rubin started her career with Price Waterhouse & Co. in 1975 in that firm’s audit practice. We believe that Ms. Rubin’s deep knowledge of accounting and auditing qualifies her to serve as a member of our Board.
Jacob P. Sonenshine, J.D., CFA.   Mr. Sonenshine has served as a director of the Company since 2007. Mr. Sonenshine is, and since 2012, has served as President of Prell Restaurant Group, an operator of fast casual restaurants. From 2006 until 2012, Mr. Sonenshine served as the President and Chief Operating Officer of Professionals Retirement Strategy, a retirement planning and entity risk management firm. From 1999 to 2005, Mr. Sonenshine was President and co-founder of RSM EquiCo, an investment bank specializing in mergers and acquisitions of privately-held middle market companies. Mr. Sonenshine earned a Bachelor of Science degree in economics and a Bachelor of Administration degree in International Relations from the University of Pennsylvania, and a J.D. degree and a MBA degree from the University of Southern

California. We believe Mr. Sonenshine’s experience as President of a retirement planning firm is valuable to the Board in overseeing FFA’s wealth management and investment advisory business.
Gabriel V. Vazquez.   Mr. Vazquez has served as a director of the Company since 2023. He is, and has been since 2016, the Vice President and Associate General Counsel for Operations for Vistra Corp. (“Vistra”) (NYSE: VST), a leading Fortune 500 integrated power company based in Irving, Texas. In addition to managing and supporting the legal operations of Vistra and its national retail energy businesses, Mr. Vazquez oversees the legal department’s operations (including fiscal reporting and department project planning), and also facilitates the execution of Vistra’s enterprise crisis management program. Prior to his current role, Mr. Vazquez served as in-house counsel for TXU Energy, a wholly-owned subsidiary of Vistra, from 2008 to 2016, and was General Counsel from 2014 to 2016. He was previously a corporate attorney for Michaels Stores, Inc. and was in private practice with the law firm of Gardere Wynne, which has since merged with Foley & Lardner LLP. Mr. Vazquez currently serves on the Board of Trustees and on the Executive Committee of the Dallas Bar Foundation and is the current Vice Chair. He also serves on the non-profit board of the Jesuit College Preparatory School of Dallas Foundation, Inc. as a trustee, and he is president of the Alumni Board. Mr. Vazquez received his undergraduate degree from Southern Methodist University and his law degree from Southern Methodist University’s Dedman School of Law, where he was a Sarah T. Hughes Fellow. He currently serves on the SMU Dedman School of Law Executive Advisory Board and as a Faculty Supervisor for its Corporate Counsel Externship Program. We believe Mr. Vazquez’s background as a senior leader in a large, highly-regulated and publicly-traded business qualifies him to serve as a member of our Board.
Executive Officers
In addition to Messrs. Keller, Kavanaugh and Hakopian, each of whom is an executive officer and an incumbent director and nominee for re-election to the Board at the Annual Meeting, set forth below are the names and biographical information of our other executive officers:
James Britton.   Mr. Britton, age 47, has been the Executive Vice President and Chief Financial Officer of the Company and FFB since August 2023. Mr. Britton previously served as Executive Vice President, Chief Financial Officer and Chief Operating Officer of Texas Security Bankshares, Inc. and its wholly-owned subsidiary, Texas Security Bank, from March 2022 to August 2023, where he was corporate secretary and directed the bank’s finance, accounting, technology, facilities and treasury sales functions as well as several operation units. Prior to joining Texas Security Bankshares, Inc. and Texas Security Bank, Mr. Britton served as Executive Vice President, Director of Corporate Finance and Director of Investor Relations for Texas Capital Bank (Nasdaq: TCBI) where from September 2013 to March 2022 he oversaw several functions, including strategic and financial planning, financial forecasting, and stress testing, as well as investor communications. He served as Group Vice President, Capital Adequacy and Stress Testing for SunTrust Bank with responsibility for capital management, capital adequacy and stress testing from 2006 to 2013. Mr. Britton began his career in Andersen Consulting’s/ Accenture’s consulting practice supporting a range of clients before moving to banking.
Christopher Naghibi.   Mr. Naghibi, age 43, is, and since December 2022 has been, the Executive Vice President and Chief Operating Officer of FFB. In this role, he is responsible for product and online banking operations; depository specialty, treasury and commercial client service sales and retail banking. Before becoming the Executive Vice President and Chief Operating Officer of FFB, he was the Executive Vice President and Chief Credit Officer of FFB since 2014. Mr. Naghibi joined FFB in September 2007 and served in various credit underwriting positions and management positions until his promotion to Chief Credit Officer. Mr. Naghibi is an attorney, licensed in the State of California since 2018 and in the State of Washington since 2021. He is also a real estate broker, licensed in the State of California since 2007, and a general building contractor (Class B), licensed in the State of California since 2019. He graduated with a Juris Doctorate from Trinity Law School, received a Master of Business Administration from American Heritage University alongside two bachelor degrees and is also a graduate of the Yale School of Management Global Executive Leadership Program. Mr. Naghibi has deep expertise in large volume institutional operations including credit and lending, loan servicing, asset quality review and special assets, which is valuable to the operations of FFB.

Hugo J. Nuno.   Mr. Nuno, age 62, is, and since December 2022 has been, the Executive Vice President and Chief Banking Officer of FFB. In this role, he is responsible for central operations, retail banking support, online banking support, information security and privacy, facilities, vendor management, and the risk division of FFB which includes enterprise risk management, consumer compliance, Community Reinvestment Act, Bank Secrecy Act, and quality assurance. Before becoming the Executive Vice President and Chief Banking Officer of FFB, he was the Executive Vice President and Chief Risk Officer of FFB since 2017. He joined FFB in September 2009 and served in various risk and operations positions until his promotion to Chief Banking Officer. Prior to joining FFB in September 2009, he served as Executive Operating Officer at Sunwest Bank. Past positions also include National Compliance Manager for Banco Popular North America, Director of Operations, Branch Administrator and Human Resources Director for Universal Bank, Chief Compliance Officer for East West Bank and Director of Training at East West Bank. Mr. Nuno received his undergraduate degree in Organizational Leadership from Azusa Pacific University.
There are no family relationships between any director, executive officer or person nominated to become a director or executive officer.
Board of Directors
Election of Directors
Our Bylaws provide that our directors shall be elected at each annual meeting of stockholders but, if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of stockholders held for such purpose. All directors shall hold office until their respective successors are elected, subject to the Delaware General Corporation Law (the “DGCL”) and our Bylaws with respect to vacancies on the Board. A vacancy on the Board shall be deemed to exist in case of the death, resignation, retirement, disqualification, or removal from office. Vacancies on the Board, unless otherwise required by law or by resolution of the Board, may be filled only by a majority vote of the directors then in office, though less than a quorum or, if there is only one director then in office, by such director (and in neither case by the stockholders). No decrease in the number of authorized directors shall shorten the term of any incumbent director.
Subject to the DGCL and our Bylaws, in an uncontested election, each director shall be elected by the vote of the majority of the votes cast with respect to the director at any meeting for the election of directors at which a quorum is present, provided, however, that at any meeting of stockholders for which the Corporate Secretary of the Company determines that the number of nominees exceeds the number to be elected as of the Record Date for such meeting, the directors shall be elected by vote of the plurality of the shares, present in person or represented by proxy and entitled to vote on the election of directors.
A director who does not receive a majority of the votes cast in an uncontested election must tender an offer of resignation to the Board. The Nominating and Corporate Governance Committee will consider the resignation offer and make a recommendation to the Board whether to accept or reject the resignation or whether other action should be taken. If any such director’s resignation offer is not accepted by the Board, the Board will publicly disclose its decision, including the reasons for not accepting the resignation offer, within four business days after reaching its decision. The Bylaws provide that the Board will consist of one or more members, which will be determined from time to time by resolution of the Board. The Board has set the authorized number of directors at ten.
Role of the Board of Directors
In accordance with Delaware law, the Board oversees the management of the business and affairs of the Company. The members of the Board keep informed about our business primarily through discussions with management, by reviewing analyses and reports sent to them by management and outside consultants, and by participating in Board and in Board committee meetings.
During 2023, our Board held a total of 17 meetings and each director attended at least 75% of the total number of those meetings and the meetings of the Board committees on which he or she served during his or her term of office as a director in 2023. We encourage our directors to attend our annual meetings of stockholders. All of our current directors attended our 2023 Annual Meeting of Stockholders.
The Board’s Role in Risk Oversight
The Board believes that understanding, identifying, and managing risk is essential to the Company’s success. The Board has two primary methods for overseeing risk. The first method is oversight by the Board as a whole, and the second method is through the committees of the Board. All Board committees may address risks directly with management, or, where appropriate, may elevate a risk for consideration by the full Board. The Board has delegated certain risk oversight functions to its committees as discussed below under “Committees of the Board of Directors.”
The Board maintains ultimate oversight responsibility for risks that are deemed material. The Company believes that the Board’s leadership structure supports the risk oversight function of the Board by providing for open communication between management and the Board and including all directors in the risk oversight process. In addition, strong independent directors chair each of the Board’s standing committees that meet regularly, which committees provide in-depth focus on their respective categories of risk.
Committees of our Board of Directors
Our Board has four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Risk Committee. The Board has adopted a written charter for each of those committees, and copies of those charters are available on the Investor Relations section of our website at www.ff-inc.com. In addition, from time to time, special committees may be established under the direction of our Board when necessary to address specific issues.
The Audit Committee.   Our Board has established a standing Audit Committee, the current members of which are Ms. Rubin, its chairperson, and Messrs. Briggs, Sonenshine, and Vazquez. Ms. Pagliarini served on the Audit Committee until August 2023, and Mr. Vazquez was appointed to serve on the Audit Committee in March 2024. The Board has determined that all of the members of the Audit Committee are independent within the meaning of the Listing Rules of the NYSE and the enhanced independence requirements for audit committee members contained in Rule 10A-3 under the Exchange Act. Our Board also has determined that Ms. Rubin and Mr. Briggs meet the definition of “audit committee financial expert” adopted by the SEC.
The Audit Committee’s primary responsibilities include:
•
overseeing the integrity of the financial statements of the Company and its subsidiaries, including the financial reporting processes and systems of internal controls regarding finance, accounting, legal and regulatory compliance;

•
overseeing the independence, qualifications and performance of the Company’s independent auditors and internal audit function;

•
engaging in substantive dialogue with the independent auditors regarding the audit and expected critical accounting matters (“CAMs”) to understand the nature of each CAM, the auditor’s basis for the determination of each CAM and how each CAM is expected to be described in the auditor’s report;

•
monitoring the open communication among the independent auditor, management, the internal audit function and the Board; and

•
engaging proactively with management and auditors in the implementation process of new standards to understand management’s implementation plan, understand management’s processes to establish and monitor controls and procedures over adoption and transition.

The Audit Committee met 10 times during 2023.
The Compensation Committee.   Our Board has established a standing Compensation Committee, the current members of which are Mr. Rosenberg, its chairman, Mr. Lake, and Mses. Pagliarini and Rubin. The

Board has determined that all of the members of the Compensation Committee are independent within the meaning of the NYSE rules applicable to such committees.
The Compensation Committee’s primary responsibilities include:
•
reviewing and approving the compensation plans, policies and programs for the Company’s CEO and other senior officers;

•
developing, reviewing and making recommendations to the Board with respect to the adoption or revision of cash and equity incentive plans, approving individual grants or awards thereunder and reporting to the Board regarding the terms of such individual grants or awards;

•
reviewing and discussing with the Company’s management the narrative discussion and tables regarding executive officer and director compensation to be included in the Company’s annual proxy statement, in accordance with applicable laws, rules and regulations;

•
producing and approving an annual report on executive compensation for inclusion in the Company’s annual proxy statement, in accordance with applicable laws, rules and regulations;

•
making recommendations to the Board regarding the type and amount of compensation to be paid or awarded to members of the Board; and

•
hiring compensation consultants, reviewing the recommendations of such consultants, and determining that such consultant’s work has not raised any conflict of interest.

Compensation Committee Interlocks and Insider Participation.   None of the members of our Compensation Committee have been an officer or employee of the Company or any of our subsidiaries. In addition, none of our executive officers serves or has served as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more executive officers serving as one of our directors or as one of the members of our Compensation Committee.
The Compensation Committee met two times during 2023.
The Nominating and Corporate Governance Committee.   Our Board has established a standing Nominating and Corporate Governance Committee, the current members of which are Dr. Rosenberg, its chairman, Ms. Pagliarini, and Messrs. Briggs and Sonenshine. The Board has determined that all of the members of the Nominating and Corporate Governance Committee are independent within the meaning of the NYSE rules applicable to such committees.
The Nominating and Corporate Governance Committee’s primary responsibilities include:
•
developing and recommending policies to the Board regarding the director nomination process, including establishing a policy with regard to consideration of director candidates recommended by directors, employees, stockholders and others or to fill director vacancies, in accordance with the Bylaws;

•
identifying and making recommendations to the Board with respect to specific candidates for election as directors;

•
recommending to the Board specific selection qualifications and criteria for Board membership;

•
evaluating the independence of the directors and making recommendations to the Board with respect to the directors to be appointed to serve on each committee of the Board;

•
developing and recommending, for the Board’s approval, corporate governance principles and policies, and codes of conduct for the Company’s executive officers, employees and directors as the Committee determines from time to time to be appropriate, in accordance with applicable laws, rules and regulations; and

•
leading the Board in its annual review of the performance of the Board and its committees, as applicable.

The Nominating and Corporate Governance Committee met four times during 2023.

The Risk Committee.   Our Board has established a standing Risk Committee, the current members of which are Mr. Vazquez, its chairman, Mr. Lake, and Mses. Pagliarini and Rubin. The Board has determined that all of the members of the Risk Committee are independent within the meaning of the NYSE rules applicable to such committees.
The Risk Committee’s primary responsibilities include:
•
overseeing the design and implementation of the Company’s risk programs;

•
monitoring and reviewing the Company’s enterprise risk management framework and appetite for risks associated with credit, interest rates, liquidity, operations, technology, compliance, strategy and reputation;

•
monitoring and reviewing the adequacy of the Company’s risk functions;

•
reviewing the Company’s risk profile for alignment with the Company’s strategic objectives and risk appetite guidelines;

•
overseeing the Company’s credit review function;

•
reviewing the amount, nature, characteristics, concentration and quality of the Company’s credit-related and liquidity risks;

•
monitoring compliance matters, including the Bank Secrecy Act; and

•
monitoring management’s implementation of operations and technology risk, including physical security, cybersecurity, information security, business continuity and disaster recovery programs.

The Risk Committee met three times during 2023.
Director Compensation
Only non-employee directors are entitled to receive compensation for service on the Board and committees of the Board. The compensation each non-employee director received for their service on the Board and Board committees is set forth in the following table for the year ended December 31, 2023:
	Director Compensation
	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Max A. Briggs	$80,000	$80,000	$160,000
Diane M. Rubin	80,000	80,000	160,000
David G. Lake	70,000	70,000	140,000
Elizabeth A. Pagliarini	70,000	70,000	140,000
Mitchell M. Rosenberg	70,000	70,000	140,000
Jacob P. Sonenshine	70,000	70,000	140,000
Gabriel V. Vazquez(2)	52,500	52,500	105,000
Gary Tice(3)	11,667	—	11,667

(1)
On January 10, 2023, when our closing share price was $14.83 per share, Mr. Briggs and Ms. Rubin received a grant of 5,395 restricted stock units (“RSUs”), and Messrs. Lake, Rosenberg, Sonenshine, and Ms. Pagliarini received 4,721 RSUs. On May 25, 2023, when our closing share price was $4.42 per share, Mr. Vasquez received a grant of 11,879 RSUs. Half of the RSUs granted to each director vested on May 30, 2023, and the other half of RSUs granted to each director vested on November 28, 2023.

This column reflects the aggregate dollar amount of the grant date fair value of these RSUs, computed in accordance with FASB ASC Topic 718, Stock Compensation. Generally, the grant date fair value is the amount that we would expense in our financial statements over the award’s vesting schedule. In accordance with SEC rules, the amounts shown reflect the aggregate grant date fair value of stock awards granted to the Company’s non-employee directors during 2023, computed in accordance with

FASB ASC Topic 718, Stock Compensation. The grant date fair value is measured based on the closing price of the Company’s common stock on the date of grant. At December 31, 2023, there were no stock awards outstanding to non-employee directors.
(2)
Mr. Vazquez joined the Board on April 25, 2023.

(3)
Mr. Tice resigned from the Board effective March 7, 2023.

The Board, acting upon a recommendation from the Compensation Committee, annually determines the non-employee directors’ compensation for serving on the Board and its committees. In 2023, the Lead Director and the Chairman of the Audit Committee received retainers at an annual rate of $160,000, $80,000 of which was paid in cash and $80,000 of which was paid in shares of the Company’s common stock pursuant to a written restricted stock unit agreement. The other directors received retainers at an annual rate of $140,000, $70,000 of which was paid in cash and $70,000 of which was paid in shares of the Company’s common stock pursuant to a written restricted stock unit agreement. All RSUs granted in 2023 and prior years to non-employee directors were fully vested as of December 31, 2023, and there were no unvested outstanding RSUs as of December 31, 2023.

APPROVAL OF 2024 EQUITY INCENTIVE PLAN
(Proposal No. 2)
Introduction and Background
Our Board believes that an important factor that will affect our ability to improve our operating results and continue the implementation of our growth strategies will be our ability to retain key management employees and attract new executive officers, key personnel and directors who have relevant experience in our markets and proven performance records. The competition for well-qualified and experienced banking executives is intense. Our Board believes that, to be able to compete in retaining and recruiting key management personnel, we must be able to grant equity incentives, such as stock options, restricted shares, stock units, and stock appreciation rights to them.
We also believe that it is important to grant equity incentives, such as stock options, to our officers and other key employees and directors, as a material component of their compensation, because such equity incentives reward those individuals for performance that results in improvements in the price of our shares, which serves to better align their interests with those of our stockholders. Additionally, our ability to provide long-term incentives in the form of equity compensation aligns our executive officers’ and employees’ interests with the interests of our stockholders and fosters an ownership mentality that drives optimal decision-making for the long-term health and profitability of the Company. As such, we believe it is very important that we continue to have the ability to continue to issue equity compensation awards.
In this regard, we previously implemented and currently maintain the 2015 Equity Incentive Plan (“2015 Plan”) pursuant to which we have issued equity incentives to key service providers. The 2015 Plan is scheduled to expire by its terms in September 29, 2025 and therefore we are now asking stockholders to approve the 2024 Equity Incentive Plan (“2024 Plan”) at the Annual Meeting. Upon such approval, the 2024 Plan will replace the 2015 Plan with respect to issuing new equity compensation awards. The 2024 Plan was adopted by our Board on March 26, 2024, subject to obtaining stockholder approval. If approved, the 2024 Plan would permit a maximum of 1,500,000 shares to be issued under the 2024 Plan.
If the 2024 Plan is approved, we will issue no additional awards under the 2015 Plan, though awards outstanding under the 2015 Plan would remain outstanding and would continue to be governed by the terms of the 2015 Plan and any applicable award agreements.
When determining the maximum number of shares to allocate to the 2024 Plan, our Board and its Compensation Committee considered our gross burn rate for the past three years along with the estimated dilutive impact of the share increase and similar statistics for a peer group of companies. Burn rate is the rate at which a company is granting equity compensation share awards, with the gross number of such shares awarded expressed as a percentage of its weighted average shares outstanding. Our three year average annual gross burn rate for fiscal years 2023, 2022, and 2021 was 0.4% as provided in the table below. This burn rate percentage placed us well below the average burn rate of our peer group. The 1,500,000 share allocation to the 2024 Plan is intended to manage our equity grant requirements for approximately the next five years. We consider a minimum five-year pool of shares to be important from a compensation planning perspective.
	Fiscal Year 2023	Fiscal Year 2022	Fiscal Year 2021	Average
A Total Shares Granted During Fiscal Year	267,480	241,020	134,973	214,491
B Basic Weighted Average Common Stock Outstanding	56,426,093	56,422,450	45,272,183	52,706,909
C Burn Rate (A/B)	0.5%	0.4%	0.3%	0.4%
As of April 5, 2024, there were no shares of common stock issuable on exercise of outstanding stock options previously granted under the 2015 Plan or our other stockholder-approved 2007 equity incentive plan. If the stockholders approve the 1,500,000 share allocation to the 2024 Plan, the maximum number of shares that could be issued under the 2024 Plan, the 2015 Plan, and the 2007 equity incentive plans would total 2,021,899 shares, which would represent 3.6% of the 56,511,864 shares of our common stock that were outstanding on April 5, 2024. The closing price of a share of our common stock on the New York Stock Exchange on April 5, 2024 was $7.23.
Summary of the 2024 Plan
Below is a summary of the principal provisions of the 2024 Plan. The summary is qualified by reference to the 2024 Plan as set forth in the Appendix A to this proxy statement.
The 2024 Plan permits the discretionary award of incentive stock options (“ISOs”), nonqualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock, and restricted stock units. As compared to the 2015 Plan, the 2024 Plan contains certain new features and enhanced corporate governance provisions. These added or changed provisions are described more fully below and include the following: (1) expressly providing that awards are subject to our clawback or recoupment of compensation policy; (2) generally imposing a one year minimum vesting period on awards; (3) modification of the change in control definition; (4) providing for a double trigger with respect to employees who are terminated without cause within twenty-four months following a Change in Control (as defined below); (5) removing the recycling provision with respect to shares subject to an award under the Prior Plans; and (6) removal of the $800,000 limitation per calendar year on awards granted to non-employee directors.
Eligibility to be Granted Awards
Individuals eligible to receive awards and grants under the 2024 Plan include our directors, officers, employees and consultants or the directors, officers, employees and consultants of any of our subsidiaries or affiliates as well as prospective employees and consultants who have agreed to serve us. Persons receiving awards (“Participants”) will enter into individual award agreements with us that contain the terms and conditions of the particular awards granted to them. The following table sets forth, as of April 5, 2024, the approximate number of each class of Participants eligible to participate in the 2024 Plan and the basis of such participation.
Class and Basis of Participation	Approximate Number of Class
Employees	560
Directors	10
Independent Contractors	0
Administration
The 2024 Plan provides that it will be administered by our Board or, if our Board does not administer the 2024 Plan, a committee or subcommittee of the Board designated by it that complies with the applicable requirements of Section 16 of the Exchange Act and any other applicable legal or stock exchange listing requirements (each of the Board or such committee or subcommittee, the “plan administrator”).
Subject to the terms of the 2024 Plan, the plan administrator is authorized to select persons eligible to receive awards and to determine the form, amount, timing and other terms of the awards to be granted, including but not limited to the exercise price or other purchase price of an award, the number of shares of common stock or cash or other property subject to an award, the term of an award and the vesting schedule applicable to an award (provided, however, that at least ninety-five percent (95%) of the awards under the 2024 Plan shall not vest, in whole or in part, earlier than one (1) year from the date of grant (provided, further, that this restriction does not apply to administrator’s discretion to provide for accelerated exercisability or vesting of any award)). The plan administrator is authorized to interpret and construe the 2024 Plan and the terms and conditions of any award granted under the Plan, to prescribe such rules and procedures as it may deem necessary or advisable for the administration of the 2024 Plan, to interpret and amend any of such rules or procedures and to make all other decisions and determinations required pursuant to the Plan or any award agreement or as the plan administrator deems necessary or advisable to administer the 2024 Plan. The plan administrator’s determinations under the 2024 Plan need not be uniform and may be made selectively among Participants, to whom awards are granted under the 2024 Plan, whether or not such Participants are similarly situated. No member of the plan administrator shall be liable for any action or determination made by the plan administrator in good faith with respect to the 2024 Plan or any award granted under the 2024 Plan. Determinations of the plan administrator are final, binding and conclusive.
Shares Available under the 2024 Plan
Subject to stockholder approval of this proposal, the maximum number of shares that may be issued under the 2024 Plan will be 1,500,000 shares of our common stock, which number is subject to adjustment as described below under the heading “Changes in Capital Structure and Changes of Control;” provided that shares of common stock issued under the 2024 Plan with respect to an Exempt Award will not count against the share limit. Under the 2024 Plan, an “Exempt Award” is (i) an award granted in the assumption of, or in substitution for, outstanding awards previously granted by another business entity acquired by us or any of our subsidiaries or with which we or any of our subsidiaries merges, (ii) an “employment inducement” award as described in the applicable stock exchange listing manual or rules; or (iii) an award that a Participant purchases at fair market value.
No more than 1,500,000 shares of our common stock shall be issued pursuant to the exercise of incentive stock options.
New shares reserved for issuance under the 2024 Plan may be authorized but unissued shares of our common stock or shares of our common stock or shares of our common stock that will have been or may be reacquired by us in the open market, in private transactions or otherwise. The shares underlying forfeited, cancelled, exchanged, surrendered, expired or terminated awards will be available again for issuance under the 2024 Plan except that (i) any shares of common stock reacquired by us on the open market or otherwise using cash proceeds from the exercise of options, and (ii) any shares of our common stock surrendered or withheld as payment of either the exercise price of an award and/or withholding taxes in respect of an award will not again be available for awards under the 2024 Plan. If an award is denominated in shares of our common stock, but settled in cash, the number of shares of common stock previously subject to the award will again be available for grants under the 2024 Plan. If an award can only be settled in cash, it will not be counted against the total number of shares of common stock available for grant under the 2024 Plan. However, upon the exercise of any award granted in tandem with any other awards, such related awards will be cancelled as to the number of shares as to which the award is exercised and such number of shares of our common stock will no longer be available for grant under the 2024 Plan. But in all other cases, regardless of the actual number of shares issued to the award holder, the gross number of shares for which compensation is being provided (including any shares used to pay an award’s exercise price or tax withholding obligations) count against the 2024 Plan’s share limit. Further, any dividend equivalents distributed that are paid in shares of common stock under the 2024 Plan will count against the maximum share limit. No fractional shares may be issued under the 2024 Plan.
Types of Awards
Several types of equity compensation awards can be made under the 2024 Plan. A summary of these types of awards is set forth below. Awards issued under the 2024 Plan are evidenced by a written agreement which recites the specific terms and conditions of the award.
Stock Options
The plan administrator is authorized to grant stock options, including both incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code (the “Code”), which can result in potentially favorable tax treatment to the Participant, and non-qualified stock options, which is an option that is not subject to statutory requirements and limitations required for certain tax advantages that are allowed under specific provisions of the Code. Each option granted under the 2024 Plan will be designated as a non-qualified stock option or an ISO. At the discretion of the plan administrator, ISOs may be granted only to our employees, employees of our “parent corporation” (as such term is defined in Section 424(e) of the Code) or employees of our subsidiaries. The exercise price per share subject to an option is determined by the plan administrator, but may not be less than 100% of the fair market value of a share on the date of grant; except that, with respect to a Participant who owns stock representing more than 10% of the voting power of all classes of stock of the Company, the exercise price per share subject to an ISO may not be less than 110% of the fair market value of a share on the date of grant. For purposes of the 2024 Plan, the term “fair market value” shall mean, (i) while the shares are traded on a stock exchange which reports closing sale prices, the closing sale price of such shares as reported by the principal exchange on which such shares are admitted or traded on the date as of which such value is being determined or, if there is no closing sale price for such date, on the next preceding date for which a closing sale price was reported, or (ii) if the shares are not listed or admitted to trading on a stock exchange which reports closing sale prices, pursuant to a permitted valuation method under Section 409A of the Code. However, if “fair market value” cannot be determined in the manner provided in clause (i) or clause (ii) above, “fair market value” shall be the value determined by the plan administrator, on a good faith basis, using any reasonable method of valuation.
The maximum term of each option, the times at which each option will be exercisable, and the provisions requiring forfeiture of unexercised options at or following termination of employment generally will be established by the plan administrator in the individual award agreements, except that no option may have a term exceeding 10 years and no ISO granted to a Participant who owns stock representing more than 10% of the voting power of all classes of stock of the Company may have a term exceeding five years. Options may be exercised by payment of the exercise price in cash or in such other form of consideration as shall be approved by the plan administrator, as expressly set forth in the individual award agreement, which may include, without limitation, (i) by tendering previously acquired shares having an aggregate fair market value at the time of exercise equal to the aggregate exercise price of the shares with respect to which the option is to be exercised, (ii) by a net or “cashless” exercise of the option, whereby the Company withholds, rather than issues to the Participant, a number of the option shares having a fair market value, on the date of exercise, equal to the aggregate exercise price of the option, (iii) by any combination of these methods if permitted by applicable law or (iv) by any other lawful means as the plan administrator may approve. The option holder will have no rights to dividends or distributions or other rights of a shareholder with respect to the shares of common stock subject to an option until the option holder has given written notice of exercise and paid the exercise price and applicable withholding taxes. In the event of a Participant’s termination of employment or service, the Participant may exercise his or her option (to the extent vested as of such date of termination) for such period of time as specified in his or her option agreement.
Options are nontransferable, other than upon death, in which case they may be transferred by will or the laws of descent and distribution or pursuant to a domestic relations order in settlement of marital property rights, and generally may be exercised only by a Participant while employed by us or in our service. If a Participant’s employment or service with us or any of our subsidiaries is terminated for any reason, those of his or her options that have not yet become exercisable will terminate automatically. Any options that have previously become exercisable will remain exercisable for such period of time, not exceeding three months, after termination of employment or service, as shall be determined by the plan administrator at the time the options are granted. However, if the termination of employment or service is due to the Participant’s disability or death, the options that had become exercisable prior to such termination of employment or service may remain exercisable for up to 12 months thereafter.
Stock Appreciation Rights
The plan administrator is authorized to grant SARs entitling the Participant to receive an amount by which the fair market value of a share on the date of exercise exceeds the grant price of the SAR. The grant price of a SAR is determined by the plan administrator but may not be less than 100% of the fair market value of a share on the date of grant. SARs may be granted by themselves (a “Free-Standing Right”) or in tandem with grants of stock options (a “Related Right”). A Free-Standing Right will entitle its holder to receive, at the time of exercise, an amount per stock up to the excess of the fair market value (at the date of exercise) of a share of common stock over the base price of the Free-Standing Right (which shall be no less than 100% of the fair market value of the related shares of common stock on the date of grant) multiplied by the number of shares in respect of which the SAR is being exercised. A Related Right will entitle its holder to receive, at the time of exercise of the SAR and surrender of the applicable portion of the related option, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the exercise price of the related option multiplied by the number of shares in respect of which the SAR is being exercised. The maximum term of each SAR, the times at which each SAR will be exercisable, and the provisions requiring forfeiture of unexercised SARs at or following termination of employment generally are established by the plan administrator in the individual award agreements, except that each SAR shall terminate no later than the tenth anniversary of the date of grant and no SAR granted in tandem with an option may have a term exceeding the term of the related option. SARs may be exercised at such time and upon conditions as are determined by the plan administrator and set forth in the award agreement. Payment of the amount by which the fair market value of each SAR exercised exceeds the grant price shall be made, as determined by the plan administrator in its discretion, in cash, shares, or a combination thereof, as set forth in the individual award agreement. The holder of a SAR will have no rights to dividends or any other rights of a shareholder with respect to the shares of common stock subject to the SAR until the holder has given written notice of exercise and paid the exercise price and applicable withholding taxes. In the event of a participant’s termination of employment or service, the holder of a SAR may exercise his or her SAR (to the extent vested as of such date of termination) for such period of time as specified in his or her SAR agreement.
Restricted Stock and Restricted Stock Units
The plan administrator is authorized to grant awards of restricted stock and restricted stock units. A grant of restricted stock is an award of shares, the grant, issuance, retention and/or vesting of which is subject to certain restrictions specified by the plan administrator in the individual award agreements. Except as provided in the applicable award agreement, a Participant who has been granted restricted stock has the rights as a stockholder with respect to the shares of restricted stock only to the extent provided in the award agreement; provided, however, that dividends declared during the restricted period with respect to an award, shall only become payable if (and to the extent) the underlying restricted stock vests. Restricted stock units will generally not be entitled to dividends, provided however, that if the applicable award agreement so provides, restricted stock unis may be entitled to dividends, and in such event, such dividends will only become payable when the underlying award is paid. The plan administrator will determine the purchase price, vesting schedule and performance goals, if any, and any other conditions that apply to a grant of restricted stock and restricted stock units. If the restrictions, performance goals or other conditions determined by the plan administrator are not satisfied, the restricted stock and restricted stock units will be forfeited. Subject to the provisions of the 2024 Plan and the applicable award agreement, the plan administrator has the sole discretion to provide for the lapse of restrictions in installments.
The rights of participants granted restricted stock or restricted stock units upon the termination of employment or service to us will be set forth in the award agreement.
Other Stock-Based Awards
The plan administrator may grant other stock-based awards under the 2024 Plan, valued in whole or in part by reference to, or otherwise based on, shares of common stock. The plan administrator will determine the terms and conditions of these awards, including the number of shares of common stock to be granted pursuant to each award, the manner in which the award will be settled, and the conditions to the vesting and payment of the award (including the achievement of performance goals). The rights of Participants granted other stock-based awards upon the termination of employment or service to us will be set forth in the applicable award agreement. In the event that a bonus is granted in the form of shares of common stock, the shares of common stock constituting such bonus shall, as determined by the plan administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such bonus is payable. Any dividend or dividend equivalent award issued hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying award.
Prohibition Against Repricing of Options and SARs
Subject to adjustment as described below under the heading “Changes in Capital Structure and Changes of Control,” unless first approved by our stockholders by the affirmative vote of a majority of the votes cast, neither the plan administrator nor the Board shall cause or permit the cancellation, substitution or amendment of any stock option or SAR that would have the effect of reducing the exercise price of the option or the base price of the SAR at which such option or SAR was granted under the 2024 Plan, or otherwise approve any modification to such option or SAR that would be treated as “repricing” under the then applicable rules, regulations or listing requirements adopted by the principal exchange on which the Company’s shares are listed for trading.
Tax Withholding; Other Terms of Awards
The plan administrator may condition the issuance of any shares on the exercise or vesting of any award on the withholding of taxes payable by an officer or other employee and may provide that a portion of any shares to be distributed will be withheld (or previously acquired shares or other property be surrendered by the Participant) to satisfy withholding and other tax obligations. The plan administrator may also use any other method of obtaining the necessary payment or proceeds, as permitted by applicable law, to satisfy our withholding obligation with respect to any award. Awards granted under the 2024 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order in settlement of marital property rights. Awards granted under the 2024 Plan, if specified in a particular award agreement, may be transferred without consideration to such Participant’s “family member” as that term is defined in Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act, and in any transfer described in clause (ii) of Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act. At the plan administrator’s discretion, a particular award agreement may provide that the Participant shall have the right to designate a beneficiary who shall be entitled to any rights, payments or other benefits specified under an award following the Participant’s death. ISOs may be transferred or assigned only to the extent consistent with Section 422 of the Code.
Changes in Capital Structure and Changes in Control
In order to preserve, but not increase, the benefits to Participants under the 2024 Plan, in the event of any change with respect to the outstanding shares by reason of any recapitalization, reclassification, stock dividend, special or extraordinary dividend, stock split, reverse stock split, or other extraordinary distribution (whether in the form of common stock, cash or property), or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change that does not constitute a change of control (as defined in the 2024 Plan), the plan administrator shall make an equitable substitution or proportionate adjustment in any or all of (i) the maximum number of shares or other securities of the Company (or number and kind of other securities or property) with respect to which awards may be granted, (ii) the number and kind of shares, units, other rights or other securities of the Company (or number and kind of other securities or property) subject to outstanding awards, (iii) the exercise or base price with respect to any award, and (iv) any other terms of any outstanding awards (including any applicable performance targets). Adjustments to ISOs, to the extent practicable, shall be made in a manner consistent with the requirements of Section 424(a) of the Code.
In order to preserve, but not increase, the benefits to Participants under the 2024 Plan, unless otherwise determined by the plan administrator and evidenced in an award agreement, in the event of a change of control and a Participant is employed by us or any of our affiliates immediately prior to the consummation of the change in control, the plan administrator, in its sole discretion, may (i) provide that any unvested or unexercisable portion of an award carrying a right to exercise will become fully vested and exercisable; and (ii) cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any award granted under the 2024 Plan to lapse, and the awards to be deemed fully vested and any performance conditions imposed with respect to such awards will be deemed fully vested and any performance conditions imposed with respect to such awards will be deemed to be fully achieved at target performance levels. If the plan administrator determines to accelerate the vesting of options and/or SARs in connection with a change in control, the plan administrator shall have discretion in connection with such change in control to provide that all outstanding and unexercised options and SARs shall expire upon the consummation of such change in control. Notwithstanding the foregoing, in the event that a Participant’s employment or service is terminated without cause within twenty-four (24) months following a change in control, the time-vesting portion of any award granted to such Participant shall accelerate and vest in full, and the performance-vesting portion of any such award shall vest at target level, in each case upon the date of termination of employment or service of such Participant.

Amendment and Termination
The 2024 Plan will terminate with respect to the ability to issue new equity awards on the tenth anniversary of the effective date of the 2024 Plan, unless earlier terminated by our Board. Awards granted prior to the termination of the 2024 Plan will not be affected by the termination of the 2024 Plan. The Board may amend, alter or discontinue the 2024 Plan and, to the extent permitted by the 2024 Plan, the plan administrator may amend any award agreement, prospectively or retroactively, provided, however, that we must obtain stockholder approval of any amendment to the 2024 Plan requiring such approval by New York Stock Exchange rules or that would (i) increase the maximum number of shares for which awards may be granted under the 2024 Plan, (ii) reduce the price at which stock options or SARs may be granted below 100% of fair market value on the date of grant, (iii) reduce the exercise price of outstanding stock options or SARs, (iv) extend the term of the 2024 Plan, (v) change the class of persons eligible to be Participants, or (vi) increase the limits on ISOs that may be issued under the 2024 Plan. However, no amendment or alteration shall be made to the 2024 Plan or any award agreement that would impair the rights of any Participant, without such Participant’s consent, under any award granted under the 2024 Plan, except that no such consent will be required with respect to any amendment or alteration if the plan administrator determines, in its sole discretion, that such amendment or alteration either (a) is required or advisable in order for us, the 2024 Plan or the award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (b) is not reasonably likely to significantly diminish the benefits provided under the award, or that any such diminishment has been otherwise adequately compensated.
Clawback
If we are required to prepare an accounting restatement of our financial statements due to our material noncompliance (whether one occurrence or a series of occurrences of noncompliance) with any financial reporting requirement under the securities laws, then the administrator may require any Section 10D-1(d) of the Exchange Act “executive officer” to repay or forfeit to us that part of the cash or equity incentive compensation received by that Section 10D-1(d) executive officer during the preceding three (3) completed fiscal years that the administrator determines was in excess of the amount that such Section 10D-1(d) executive officer would have received had such cash or equity incentive compensation been calculated based on the restated amounts reported in the restated financial statement. The administrator may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid cash or equity incentive compensation and how much of such compensation to recoup from each Section 10D-1(d) executive officer (which shall be made irrespective of any fault, misconduct or responsibility of each Section 10D-1(d) executive officer). The amount and form of the incentive compensation to be recouped shall be determined by the plan administrator in its sole and absolute discretion, and calculated on a pre-tax basis. In addition, any award which is subject to recovery under any applicable laws, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such applicable law, government regulation or stock exchange listing requirement) will be subject to such deductions and clawback as may be required to be made pursuant to such applicable law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such applicable law, government regulation or stock exchange listing requirement).
Governing Law
The 2024 Plan is governed by the laws of the State of Delaware (which is the state of our incorporation).
New Plan Benefits
All awards to directors, executive officers, employees and consultants are made at the discretion of the plan administrator. In addition, benefits under the 2024 Plan will depend on a number of factors, including the fair market value of our common stock on future dates and our actual performance against performance goals established with respect to performance awards. As a result, the benefits and amounts that will be received or allocated under the 2024 Plan are not determinable at this time.
Accounting Treatment
As required by Financial Accounting Standards Board Accounting Standards Codification, “Share-Based Payment,” upon the grant of options, SARs, stock units or restricted shares pursuant to the 2024

Plan, for financial reporting purposes we will incur compensation expense that will be recognized over the vesting period of the options, SARs, stock units or restricted shares. We are not able at this time to predict whether such compensation expense will be material, on an on-going basis, as that will depend on, among other things, the number of shares for which options, SARs, stock units, or restricted shares are granted and the prices of our common stock in the future.
Certain Federal Income Tax Information
The following discussion is intended only as a brief summary of the federal income tax consequences to us and to U.S. Participants for awards granted under the 2024 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. This summary is not intended to be exhaustive and the rules summarized here are subject to change. We advise Participants to consult with a tax advisor regarding the tax implications of their awards under the 2024 Plan.
Nonqualified Stock Options.   Upon the grant of a non-qualified stock option, the Participant will not recognize any taxable income and the Company will not be entitled to a deduction. Upon the exercise of a non-qualified stock option, the excess of the fair market value of the shares acquired on the exercise of the non-qualified stock option over the exercise price (the “spread”) will constitute compensation taxable to the Participant as ordinary income. We, in computing our U.S. federal income tax, will generally be entitled to a deduction in an amount equal to the compensation taxable to the Participant. If shares of common stock acquired upon exercise of a non-qualified stock option are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the Participant) depending upon the length of time such shares were held by the Participant.
Incentive Stock Options.   A Participant will not recognize taxable income on the grant or exercise of an ISO. However, the spread at exercise will constitute an item includible in alternative minimum taxable income, and, thereby, may subject the Participant to the alternative minimum tax (or a greater amount of alternative minimum tax). The alternative minimum tax may be payable even though the Participant receives no cash upon the exercise of the ISO with which to pay the tax.
Upon the disposition of shares of stock acquired pursuant to the exercise of an ISO after satisfaction of a holding period which ends on the later of (i) two years from the date of grant of the ISO or (ii) one year after the transfer of the shares to the Participant, generally the Participant will recognize long-term capital gain or loss, as the case may be, measured by the difference between the stock’s selling price and the exercise price. We are not entitled to any tax deduction by reason of the grant or exercise of an ISO, or by reason of a disposition of stock received upon exercise of an ISO if the ISO holding period is satisfied. If the Participant disposes of the shares of stock acquired pursuant to the exercise of an ISO before the expiration of the ISO holding period, then the Participant will generally recognize ordinary income (and we may be entitled to a tax deduction) equal to the lesser of (i) the excess of the fair market value over the exercise price of the shares on the date of exercise, or (ii) the excess of the amount realized on the disposition over the exercise price for the shares. Any remaining gain or loss will be long-term or short-term capital gain or loss depending on whether the Participant has held the shares for more than one year. Subject to certain exceptions, an option generally will not be treated as an ISO if it is exercised more than three (3) months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as a non-qualified stock option as discussed above. In general, we will receive an income tax deduction at the same time and in the same amount as the Participant recognizes ordinary income.
Stock Appreciation Rights.   No taxable income is generally reportable when a stock appreciation right is granted to a Participant. Upon exercise, the Participant will recognize ordinary income in an amount equal to the amount of cash received plus the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of any shares received would be long-term or short-term capital gain or loss, depending on whether the shares had been held by the Participant for more than one year. We generally will be entitled to a tax deduction at such time and in such amount, if any, that the Participant recognizes as ordinary income. The participant’s tax basis in any shares of common stock received upon exercise of an SAR will be the fair market value of the shares of common stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the Participant) depending upon the length of time such shares were held by the Participant.
Restricted Stock.   A Participant who receives an award of restricted stock does not generally recognize taxable income at the time of the award. Instead, the Participant recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either: (A) freely transferable or (B) no longer subject to substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares less the cash, if any, paid for the shares.
A Participant may elect to recognize income at the time of grant of restricted stock in an amount equal to the fair market value of the restricted stock (less any cash paid for the shares) on the date of the award. We receive a compensation expense deduction in an amount equal to the ordinary income recognized by the participant in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the participant had filed a timely Code Section 83(b) election to accelerate recognition of income). If such election is made, no additional taxable income will be recognized by such Participant at the time the restrictions lapse, the Participant will have a tax basis in the shares of common stock equal to their fair market value on the date of their award, and the Participant’s holding period for capital gains purposes will begin at that time. Unless the individual has made an election under Code Section 83(b), any cash dividends paid on the shares of common stock before the restrictions lapse will be taxable to the Participant as additional compensation and not as dividend income.
Restricted Stock Units.   No taxable income is generally reportable when unvested restricted stock units are granted to a participant and this will result in no tax deduction for us. Upon settlement of stock units which have vested in cash or shares of common stock, the participant will recognize ordinary income at the time(s) of settlement equal to the sum of the fair market value (on each settlement date) of any shares issued to the participant plus any cash received by the participant and we generally will be entitled to a tax deduction at the same time and in the same amount.
Internal Revenue Code Section 409A.   Section 409A of the Code governs the federal income taxation of certain types of nonqualified deferred compensation arrangements. A violation of Section 409A of the Code generally results in an acceleration of the recognition of income of amounts intended to be deferred and the imposition of an additional federal tax of 20% on the employee over and above the income tax owed, plus possible penalties and interest. The types of arrangements covered by Section 409A of the Code are broad and may apply to certain awards available under the 2024 Plan (such as restricted stock units). The intent is for the 2024 Plan, including any awards available thereunder, to comply with the requirements of Section 409A of the Code to the extent applicable. As required by Section 409A of the Code, certain nonqualified deferred compensation payments to specified employees may be delayed to the seventh month after the employee’s separation from service.
Internal Revenue Code Section 162(m).   Section 162(m) of the Code places a limit of $1 million on the amount of compensation that we may deduct in any one fiscal year with respect to certain of our named executive officers who are covered by Section 162(m) (“Covered Employees”). Therefore, we may not be able to fully deduct certain compensation derived from 2024 Plan awards by Covered Employees from our taxable income.
Internal Revenue Code Section 280G.   For certain employees, if a change of control of the Company causes an award to vest or become newly payable or if the award was granted within one year of a change of control of the Company and the value of such award or vesting or payment, when combined with all other payments in the nature of compensation contingent on such change of control, equals or exceeds the dollar limit provided in Code Section 280G (generally, this dollar limit is equal to three times the five year historical average of the employee’s annual compensation as reported on Form W-2), then the entire amount exceeding the employee’s average annual compensation will be considered to be an excess parachute payment. The recipient of an excess parachute payment must pay a 20% excise tax on this excess amount, for which we must withhold, and we cannot deduct the excess amount from our taxable income.

Company Income Tax Effects.   Except as described above, we will generally be entitled to an income tax deduction in connection with an award under the 2024 Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income.
Vote Required and Recommendation of the Board
The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on this proposal is required to approve this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 2 TO APPROVE THE 2024 EQUITY INCENTIVE PLAN.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
(Proposal No. 3)
Change in Accounting Firm
As previously disclosed in the Company’s Current Report on Form 8-K, filed with the SEC on November 22, 2023 (the “Eide Bailly Form 8-K”), Eide Bailly notified the Company on November 17, 2023 that Eide Bailly has made a decision to exit the financial institution portion of its SEC audit practice, and therefore would decline to stand for reappointment as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The Company has continued to engage Eide Bailly for the audit of the financial statements for the year ending December 31, 2023, and for the review of the Company’s interim financial statements for the quarter ending March 31, 2024.
As previously disclosed in the Eide Bailly Form 8-K, the audit reports of Eide Bailly on the Company’s consolidated financial statements as of and for the years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
As previously disclosed in the Eide Bailly Form 8-K, during the years ended December 31, 2022 and 2021, and subsequent interim period through November 22, 2023, there have been no disagreements with Eide Bailly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eide Bailly, would have caused Eide Bailly to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods.
As previously disclosed in the Eide Bailly Form 8-K, during the two most recent years ended December 31, 2022 and 2021 and subsequent interim period through November 22, 2023, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.
Crowe LLP was engaged on March 19, 2024 as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2024, with Crowe LLP’s engagement commencing with the review of the Company’s interim financial statements for the quarter ending June 30, 2024.
Independent Registered Public Accounting Firm for 2024
The Audit Committee of our Board has selected Crowe LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. Eide Bailly audited our consolidated financial statements for the fiscal years ended December 31, 2023 and December 31, 2022, and the effectiveness of our internal control over financial reporting at December 31, 2023 and December 31, 2022. A representative of Crowe LLP and Eide Bailly are expected to attend the Annual Meeting and will be afforded an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from stockholders in attendance at the Annual Meeting.
Prior to engaging Crowe LLP, the Company did not consult with Crowe LLP regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Crowe LLP on the Company’s financial statements, and Crowe LLP did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Audit and Other Fees Paid in Fiscal Year 2023 and 2022
Aggregate fees for professional services rendered to the Company by Eide Bailly were as follows for the years ended December 31:
	2023	2022
Audit fees	$900,000	$825,000
Audit related fees	—	—
Tax fees	—	—
All other fees	—	72,500
Total	$900,000	$897,500
Audit Fees.   In the years ended December 31, 2023, and December 31, 2022, Eide Bailly rendered audit services, which consisted of the audit of the Company’s consolidated financial statements for the years then ended.
Audit Related Fees.   Eide Bailly did not render any other audit related services to us during 2023 or 2022.
Tax Fees.   Eide Bailly did not render any tax services to us during 2023 or 2022.
All Other Fees.   Eide Bailly did not render any other services to us in 2023. In 2022, Eide Bailly provided comfort letters, consents, and assistance with and review of documents filed with the SEC in conjunction with our public filings.
Audit and Non-Audit Services Pre-Approval Policy
The Audit Committee’s charter provides that the Audit Committee must pre-approve services to be performed by the Company’s independent registered public accounting firm. In accordance with that requirement, the Audit Committee pre-approved the engagement of Eide Bailly pursuant to which it provided the services described above for the fiscal years ended December 31, 2023 and 2022, respectively.
Proposal to Ratify the Appointment of our Independent Registered Public Accounting Firm
A proposal will be presented at the Annual Meeting to ratify the Audit Committee’s appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Although ratification by the stockholders is not a prerequisite to the power and authority of the Audit Committee to appoint Crowe LLP as the Company’s independent registered public accountants, the Audit Committee considers such ratification to be desirable. In the event of a negative vote on such ratification, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year 2024 if the Audit Committee deems such a change to be in the best interests of the Company and its stockholders.
Vote Required and Recommendation of the Board
The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on this proposal is required to approve this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 3 TO APPROVE THE APPOINTMENT OF CROWE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024.

REPORT OF THE AUDIT COMMITTEE
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Role and Responsibilities of Audit Committee
Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, internal controls and financial reporting process and the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s independent registered public accounting firm, Eide Bailly LLP, Certified Public Accountants, is responsible for auditing the Company’s consolidated financial statements and expressing an opinion as to the financial statements’ conformity with accounting principles generally accepted in the United States of America, and annually attesting to management’s assessment of the effectiveness of the Company’s internal control over financial reporting. It is the Audit Committee’s responsibility to monitor and oversee these processes and procedures as part of its oversight role. It is not the duty of the Audit Committee to prepare the financial statements, to plan or conduct audits, or to determine that the financial statements are complete and accurate and were prepared in accordance with generally accepted accounting principles. The members of the Audit Committee may rely, and have relied, on the information provided to them and on the representations made by management and Eide Bailly.
Report of the Audit Committee
The Audit Committee has reviewed and discussed the Company’s 2023 audited consolidated financial statements with management and Eide Bailly. The Audit Committee has also discussed with Eide Bailly the matters required to be discussed pursuant to PCAOB Auditing Standard No. 1301 (Communications with Audit Committees). The Audit Committee also has reviewed and discussed with Eide Bailly its written disclosures and letter provided to the Audit Committee pursuant to the applicable requirements of the Public Company Accounting Oversight Board regarding communications by Eide Bailly with the Audit Committee concerning independence and has considered the compatibility of any non-audit services performed for the Company by Eide Bailly on its independence. Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Respectfully Submitted,
Diane M. Rubin (Chairperson)
Max A. Briggs
Jacob P. Sonenshine

ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED
EXECUTIVE OFFICERS
(Proposal No. 4)
We are asking our stockholders to approve, at this year’s Annual Meeting, an advisory resolution with respect to the compensation paid to our named executive officers for 2023.
As described in the “Compensation Discussion and Analysis” section of this Proxy Statement, the Compensation Committee has structured our named executive officer compensation programs in a manner designed to achieve the following objectives:
•
retain and attract key executives;

•
pay for performance;

•
align the interests of our executives more closely with those of our stockholders; and

•
provide incentives for our named executive officers to remain in the employ of the Company over multi-year periods and to focus on the Company’s longer-term performance.

We believe that our executive compensation practices have contributed to our success and have been effective in achieving our compensation objectives. We urge stockholders to carefully read the “Compensation Discussion and Analysis” section of this Proxy Statement, the Summary Compensation Table and the other compensation-related tables and the notes and narrative that follow those tables.
In accordance with Section 14A of the Exchange Act and the related rules of the SEC, and as a matter of good corporate governance, we are asking our stockholders to approve the following advisory resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation paid in 2023 to the Company’s named executive officers, as described in the “Compensation Discussion and Analysis” section of this Proxy Statement, the Summary Compensation Table and the other compensation-related tables, and the notes and narrative in the Proxy Statement for the Company’s 2024 Annual Meeting of Stockholders.”
Vote Required and Recommendation of the Board
The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on this proposal is required to approve this proposal.
Because this vote is advisory, it will not be binding on the Board or the Compensation Committee. However, the Compensation Committee will give serious consideration to the outcome of the vote when establishing executive compensation programs in the future.
The Board will continue to ask stockholders to cast a non-binding, advisory vote on the compensation paid to our named executive officers every year until the next stockholder vote on the frequency of such advisory vote, which is currently expected to be held at the 2025 Annual Meeting of Stockholders.
THE BOARD UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” PROPOSAL NO. 4 TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS FOR 2023.

COMPENSATION DISCUSSION AND ANALYSIS
Introduction
FFI’s executive compensation program is designed to support the following objectives:
•
Design and implement comprehensive compensation programs to retain current, and attract future, NEOs and other key management personnel, and

•
Align the interests of our NEOs and other key management personnel with the longer-term interests of our stockholders through the use of equity- based compensation tools and tying a significant portion of NEO total compensation to the Company’s financial performance.

You should read this section of the Proxy Statement in conjunction with the advisory vote that we are conducting on the compensation of our NEOs. This Compensation Discussion and Analysis contains information that is relevant to your voting decision.
The Compensation Discussion and Analysis is organized into the following sections:
•
Executive Summary

•
Performance and Pay

•
Compensation Process and Decisions

Executive Summary
The Compensation Committee monitors and considers the interests of FFI’s stockholders regarding executive compensation. Our Board, the Compensation Committee, and our executive team continue to review our executive compensation practices and look for opportunities to improve and strengthen its pay for performance objective and alignment with stockholders’ interests. During the past year, FFI took the following actions:
•
FFI continued to use RSUs as its primary equity incentive award for its NEOs and certain other employees. The Compensation Committee reviewed the percentage of bonus paid in time-based RSUs in 2023. The Compensation Committee intends to revisit the program design, metrics considered, and weighting each year before issuing new grants to continuing executives.

•
FFI and the Compensation Committee continue to evaluate additional policies that may further bolster or enhance FFI’s commitment to true pay-for-performance.

Financial Highlights
Financial highlights for 2023 include:
•
Net loss of $199.1 million, or ($3.53) per fully diluted share for 2023, as compared to net income of $110.5 million, or $1.96 per fully diluted share in 2022. 2023’s results were impacted by a $215.3 million goodwill impairment charge which had no impact on regulatory capital ratios, cash flows, or liquidity position. The goodwill written-off related to prior acquisitions.

•
Total assets of $13.3 billion at December 31, 2023 compared to $13.0 billion at December 31, 2022. Assets under management (“AUM”) at FFA of $5.2 billion at December 31, 2023 compared to $5.0 billion at December 31, 2022.

•
Loan to deposit ratio of 95.2% at December 31, 2023, down from 103.5% at December 31, 2022.

•
Tangible book value increased to $16.30 per share at December 31, 2023 from $16.20 per share at December 31, 2022.1 Book value decreased to $16.39 per share at December 31, 2023 from $20.14 per share at December 31, 2022.

•
Asset quality remained strong with nonperforming assets (“NPAs”) to total assets of 0.15% at December 31, 2023 compared to 0.13% at December 31, 2022.

•
FFI regulatory capital ratios increased from prior year including the common equity tier 1 (“CET-1”) ratio increasing to 10.02% at December 31, 2023 from 9.18% at December 31, 2022 and total risk-based capital ratio increasing to 12.27% at December 31, 2023 from 11.29% at December 31, 2022. All ratios exceeded Basel III minimum regulatory capital requirements to be considered a well-capitalized depository institution.

1
Tangible book value per share is a non-GAAP financial measure. Tangible book value per share is calculated by dividing tangible common equity by basic common shares outstanding, as compared to book value per share, which is calculated by dividing shareholders’ equity by basic common shares outstanding. Tangible common equity is equal to shareholders’ equity less goodwill and intangible assets. The table below provides a reconciliation of the GAAP measure of book value per share to the non- GAAP measure of tangible book value per share. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of capital ratios. Accordingly, we believe that tangible equity and tangible book value per share provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies.

Tangible book value per share:
(dollars in 000’s, except share amounts)	2023	2022
Shareholders’ equity	$925,343	$1,134,378
Less: goodwill and intangible assets	4,948	221,835
Tangible Shareholders’ Equity	$920,395	$912,543
Book value per share	$16.39	$20.14
Tangible book value per share	$16.30	$16.20
Basic common shares outstanding	56,467,623	56,325,242
Summary of 2023 Compensation Decisions
No changes were made in the annual salaries of Messrs. Keller, Kavanaugh, Britton, Naghibi, and Nuno. On June 1, 2023, Mr. Hakopian’s salary was increased from $475,000 to $650,000.
Performance and Pay
FFI has a strong pay-for-performance philosophy that links executive compensation to achievement of the operating and financial goals set by the Board. In 2023, FFI achieved the following results, compared with prior periods, as of or for the years ending December 31:
(dollars in 000’s)	2023	2022	2021
(Loss) Income before taxes	$(200,064)	$149,803	$151,785
Net (loss) income	$(199,064)	$110,512	$109,511
Net (loss) income per share	$(3.53)	$1.96	$2.41
Non-performing assets to total assets	0.15%	0.13%	0.14%
Loans, including loans held for sale	$10,177,802	$10,726,193	$7,408,164
Deposits	$10,688,932	$10,362,612	$8,811,960
Return on average tangible common equity(1)	1.9%	13.0%	16.9%
Tangible book value per share(2)	$16.30	$16.20	$14.92

(1)
Return on average tangible common equity is a non-GAAP financial measure. Return on average tangible common equity is calculated by excluding average goodwill and intangible assets from the average shareholders’ equity during the associated periods. Adjusted net income available to common shareholders includes various adjustments to net income and the associated tax effect of those adjustments during the associated periods.

(2)
Tangible book value per share is a non-GAAP financial measure. Tangible book value per share is calculated by dividing tangible common equity by basic common shares outstanding, as compared to book value per share, which is calculated by dividing shareholders’ equity by basic common shares outstanding. Tangible common equity is equal to shareholders’ equity less goodwill and intangible assets.

The table below provides a reconciliation of the GAAP measure of book value per share to the non- GAAP measure of tangible book value per share as well as the GAAP measure of return on average equity to the non-GAAP measure of return on average tangible common equity.
	For the Year Ended December 31,
(in thousands, except percentages)	2023	2022	2021
Average shareholders’ equity	$1,017,884	$1,100,684	$759,101
Less: Average goodwill and intangible assets	105,093	222,393	104,355
Average tangible common equity	$912,791	$878,291	$654,746
Net (Loss) Income	$(199,064)	$110,512	$109,511
Add: Goodwill impairment	$215,252	—	—
Adjustments:
Plus: Amortization of intangible assets expense	1,636	1,914	1,579
Less: FDIC assessment credit	(724)	—	—
Plus: Valuation loss on equity investment	—	6,250	—
Less: Stock compensation expense reversal	(1,118)	—	—
Less: Incentive compensation reversal	—	(4,150)	—
Plus: Severance costs	748	—	—
Less: Merger related costs	—	(36)	—
Plus: Professional service costs	1,374	971	—
Total Adjustments	1,916	4,949	1,579
Less: Tax impact of adjustments above	(536)	(1,400)	(458)
Total adjustments to net income	1,380	3,549	1,121
Adjusted net income available to common shareholders	$17,568	$114,061	$110,632
Tax rate utilized for calculating tax effect on adjustments to net income	28.0%	28.0%	29.0%
Return on average tangible common equity	1.9%	13.0%	16.9%
The following graph shows a comparison from December 31, 2019 through December 31, 2023 of the cumulative total return for our common stock, compared against (i) the Russell 2000 Index, which measures the performance of the smallest 2,000 members, by market cap, (ii) the Russell 3000 Index, which measures the performance of the smallest 3,000 members, by market cap, of the Russell Index, and (iii) an index published by SNL Securities L.C. (“SNL”) and known as the KBW Nasdaq Regional Bank Index.

Total Return Performance
First Foundation
Russell 2000
Russell 3000
KBW Nasdaq Regional Bank Index
Index Value
160
150
140
130
120
110
100
90
80
70
60
50
12/31/2019
12/31/2020
12/31/2021
12/31/2022
12/31/2023

	Period Ending
	12/31/2019	12/31/2020	12/31/2021	12/31/2022	12/31/2023
First Foundation Inc. (FFWM)	100.00	114.43	142.87	82.36	55.63
Russell 2000 Index	100.00	118.36	134.57	105.56	121.49
Russell 3000 Index	100.00	118.26	147.35	117.17	145.24
KBW Nasdaq Regional Bank Index	100.00	87.90	117.08	106.02	101.77
The stock performance graph assumes that $100 was invested in Company common stock at the close of market on December 31, 2019, and, at that same date, in the Russell 2000 Index, the Russell 3000 Index and the KBW Nasdaq Regional Bank Index and that any dividends paid in the indicated periods were reinvested. Stockholder returns shown in the stock performance graph are not necessarily indicative of future stock price performance.
Compensation Process and Decisions
Compensation Philosophy and Objectives
We believe that the success of our business and the creation of long-term stockholder value depend to a large extent on our ability to retain and to attract superior management employees. Therefore, the Compensation Committee endeavors to ensure that the compensation of our executive officers is competitive and consistent with market conditions in order to enable us to attract and retain key executives who are critical to the Company’s long-term success. Accordingly, when reviewing and approving both the types and amounts of compensation to be paid to our NEOs, as well as other key management employees, the Compensation Committee seeks to achieve the following objectives:

•
Ensure that each NEO’s cash compensation is competitive in relation to the compensation paid by our principal competitors and other companies which, although not comparable to us, may seek to recruit our NEOs and other key management employees based on their skills and experience and their record of success.

•
Design compensation programs that incentivize our NEOs and other key management personnel to remain in the Company’s employ and to enable us to attract additional key executives with the requisite experience, skills and record of success required for the future growth of the Company.

•
Align the interests of our NEOs and other key management personnel with the longer-term interests of our stockholders by tying a significant portion of each NEO’s total compensation to the Company’s financial performance.

•
Provide for a significant portion of potential total compensation to be tied to achievement of performance goals.

Role of the Compensation Committee
The Compensation Committee has the primary authority to determine FFI’s compensation philosophy and to establish compensation for Scott F. Kavanaugh, FFI’s Chief Executive Officer, and FFI’s other executive officers. Each component of compensation for FFI’s executives is generally administered under the direction of the Compensation Committee and is reviewed on an annual basis to ensure that remuneration levels and benefits are competitive and reasonable using the guidelines described below. In determining each level of compensation and the total compensation package, the Compensation Committee reviews a variety of sources to determine and set compensation. Mr. Kavanaugh aids the Compensation Committee by providing annual recommendations regarding the compensation of all executive officers, other than himself. The Compensation Committee can exercise its discretion by modifying any recommended adjustments or awards to the executives. Each executive also participates in an annual performance review with Mr. Kavanaugh that includes a self-evaluation for the period being assessed. The Compensation Committee performs Mr. Kavanaugh’s annual performance review.
The Compensation Committee seeks to provide salary, incentive compensation opportunities and employee benefits that fall within the range of FFI’s competitors. The Compensation Committee periodically and as warranted considers compensation levels of executives with similar qualifications and experience at financial companies of similar size, complexity, and business activities.
The Compensation Committee also considers the feedback received from the non-binding advisory vote on the compensation paid to the Company’s named executive officers when establishing levels of compensation and total compensation packages.
Surveys prepared by management are also used periodically to assess whether FFI is maintaining its labor market competitiveness. These surveys compare FFI’s compensation programs to the compensation programs of similarly-sized bank holding companies located in the Western United States.
Peer Group
In 2022, the Compensation Committee retained McLagan Data & Analytics to prepare a peer group based on the Company’s overall growth as well as changes in the earlier peer group due to merger and acquisition activity. The peer group consists of 20 financial institutions with total assets of between $5 billion and $20 billion as of June 30, 2022 (including pending acquisitions) located in eight states (Arkansas, California, Colorado, Florida, Hawaii, Nevada, Texas and Washington). These include: Home Bancshares, Bank of Hawaii Corp., Cathay General Bancorp, Independent Bank Group Inc., Hope Bancorp, Inc., Axos Financial Inc., CVB Financial Corp., Banner Corp., International Bancshares Corp., First Financial Bankshares, Seacoast Banking Corp of Florida, Veritex Holdings Inc., TriCo Bancshares, Banc of California Inc., HomeStreet Inc., Southside Bancshares Inc., Heritage Financial Corp., Central Pacific Financial Corp, Westamerica Bancorp., National Bank Holdings Corp., and Triumph Bancorp Inc. The average total assets of the peer group was $11.2 billion (including pending acquisitions) at the time it was assembled.

Components of Executive Compensation
We generally allocate executive compensation among three major categories or components: (i) base salary; (ii) annual cash incentive compensation; and (iii) equity incentive compensation in the form of RSUs. Base salaries constitute the “guaranteed” portion of each NEO’s compensation, while cash incentives and equity incentives constitute the “at-risk” portion of our NEOs’ compensation, because the payment of those incentives generally is made contingent on the financial performance of the Company and, in the case of equity incentives, on the continued employment of the NEO with the Company. We believe that these components of executive compensation enable us to retain and attract management employees in the competitive local and national markets, as well as balance the motivation of our NEOs and other key management employees to execute on immediate goals while remaining conscious of our longer-term strategic objectives.
The allocation of the individual components of executive compensation is based on a number of factors, including competitive market conditions, the positions within our organization held by our NEOs and other key management employees, and each executive’s ability to influence our financial performance. Generally, the percentage of compensation “at risk,” either in the form of bonus or equity compensation, is higher for our NEOs than for other management employees because the performance of our NEOs has a greater impact on whether we achieve our financial goals and strategic objectives. The Compensation Committee decided that a range of 10% to 30% of the “at-risk” compensation should be awarded in RSUs in 2023 and 2022, and for 2021, that 30% of the “at-risk” compensation should be awarded in RSUs for our NEOs except for the Executive Chairman, for whom 10% of the “at-risk” compensation was awarded in RSUs in 2023, 2022, and 2021.
The Compensation Committee performs annual reviews of our executive compensation programs to evaluate their competitiveness and their consistency with our overall management compensation philosophy and objectives. To ensure that we are appropriately compensating our NEOs and other key management employees and that we have appropriate human resources to execute on our business plans, the members of our Compensation Committee review information that is available to them and use their judgment in making compensation decisions. While we consider the compensation paid by other comparable or similar companies (including the peer group referred to above) to their senior executives, no single factor is determinative in setting compensation structure or allocating among elements of compensation.
In addition, the Compensation Committee reviews the Company’s executive and employee compensation practices to assess whether they create improper incentives that would result in material risks to the Company.
The Committee believes that the features of our compensation plans and programs, either alone or combined with the systems of controls in place, do not encourage unnecessary or excessive risk and do not encourage the manipulation of reported earnings to enhance the compensation of any employee.
Base Salaries
The Compensation Committee reviews base salaries for all NEOs and other executives annually to align them with market and industry practices as appropriate and after considering the Company’s general financial performance and the executive’s role, responsibilities, experience, and future potential. The Compensation Committee seeks to establish base salaries that are within the competitive range of salaries for persons holding similarly responsible positions at peer company banks and bank holding companies with an emphasis placed on those located in the Western United States. In addition, the Compensation Committee considers current and expected economic conditions in evaluating salary levels.
Specific criteria considered in Mr. Kavanaugh’s 2023 performance were the Company’s performance with regard to income before taxes, loan growth, deposit growth, capital management, overall asset quality, and the Company’s compliance with rules and regulations. As a result of the Compensation Committee’s performance evaluation, Mr. Kavanaugh’s salary for 2024 will remain $950,000, unchanged from 2023. The Committee determined that Mr. Kavanaugh’s leadership of the Company to date as well as the expertise, experience, and skills required to lead the Company going forward made it appropriate to maintain Mr. Kavanaugh’s base salary to this market competitive level.

The annual base salaries of Mr. Keller, Mr. Britton, Mr. Hakopian, and Mr. Naghibi for 2024 are $600,000, $390,000, $650,000, and $420,000, respectively. As noted above, Mr. Hakopian received a raise on June 1, 2023, while the base salaries for Mr. Keller, Mr. Britton and Mr. Naghibi remain unchanged from 2023.
Based upon information captured through a variety of sources, the Company believes that it compensates its executives equitably when compared to competitive companies in that peer group.
Annual Incentive Bonuses and Long-Term Incentive Awards
It is the Compensation Committee’s objective to have a substantial portion of each executive’s compensation contingent upon the Company’s performance as well as upon the executive’s own level of performance and contribution towards the Company’s performance. The Company utilizes annual bonuses to align executive compensation with the Company’s business objectives and performance. Placing an emphasis on incentive compensation is consistent with the Company’s philosophy of rewarding executives for the Company’s performance.
The annual incentive bonus award is primarily driven by the achievements of the Company. For 2023, 2022 and 2021, the primary goals set by the Compensation Committee were based on the Company’s budgeted income after taxes and the Company’s compliance with rules and regulations. In addition, for 2023, 2022, and 2021, the Compensation Committee set a credit quality goal, the ratio of nonperforming assets (“NPAs”) to total assets. The following schedule sets forth the goals and actual results for the years ended December 31:
($ in 000’s)	2023	2022	2021
Income before taxes:
Budget	$30,608	$164,877	$114,322
Actual	(200,064)	149,803	151,785
Ratio of NPAs to total assets:
Goal	0.50%	0.50%	0.50%
Actual	0.15%	0.13%	0.14%
For 2022, and 2021, the Company met its subjective goals with regards to compliance with rules and regulations. However, for 2023, the Company did not met its financial performance goals and, as a result, no annual incentive bonus was paid for 2023.
As a result of the Company’s performance in relation to the goals set by the Compensation Committee, Mr. Kavanaugh was awarded 100% of his target bonus in each of 2022 and 2021. In addition to the goals set for the Company, the other NEOs must also meet individual subjective goals as part of the determination of their annual incentive bonus. Based on the Company meeting its goals in each of 2022 and 2021, and the achievement of individual subjective goals, Messrs. Keller, Hakopian, and Naghibi were awarded 100% of their target bonuses in 2022 and 2021. No bonuses were awarded to these individuals for 2023 as the Company did not meet its performance goals for that year. As Mr. Britton was not an executive officer until August 2023, no target bonus for any year prior to 2024 was set for him.
The Compensation Committee provides long-term incentive compensation, in the form of RSUs as a component of the annual incentive bonus, to FFI’s executive officers through the grant of awards under the Company’s equity incentive plan. In accordance with the Company’s philosophy, the use of equity compensation is intended to provide incentives to the Company’s executive officers to work toward the long-term growth of the Company by providing them with an award that will increase in value only to the extent that the value of the Company’s common stock increases. Because the value of awards under the Company’s equity incentive plan bear a direct relationship to the Company’s stock price, the Compensation Committee believes that equity awards are an effective long-term incentive to create value for stockholders and appropriately align the interests of the Company’s executives with the interest of the Company’s stockholders.

The payments of the annual incentive awards for 2022, and 2021 were split between cash and RSUs, as determined by the Compensation Committee. For Mr. Kavanaugh, 30% of his annual incentive awards for 2022, and 2021 were payable to him in the form of RSUs. For Mr. Hakopian, 10% of his annual incentive award for 2022 was payable to him in the form of RSUs. For Mr. Naghibi, 15% of his annual incentive award for 2022 was payable to him in the form of RSU’s. For Mr. Keller, 10% of his annual incentive awards for 2022 were payable to him in the form of RSUs. One-third of these RSUs vested immediately upon the issuance date and one-third will vest incrementally on each of the first and second anniversaries of the issuance date, such that one hundred percent (100%) of the RSUs shall be fully vested on the second anniversary of the grant date, subject to continued employment. The Compensation Committee decided to only require 10% of Mr. Keller’s annual incentive award in 2022, and 2021 to be in the form of RSUs, due to his substantial investment in the common stock of the Company. No RSUs were given with respect to 2023 performance as no annual incentive awards were earned with respect to 2023.
Other Elements of Compensation and Perquisites
To attract and retain talented executives who will focus on achieving FFI’s long-term goals, FFI provides to its NEOs, including Mr. Kavanaugh, the following benefits and perquisites:
•
Change of Control Agreements.   The Company has entered into change of control agreements with its NEOs who would likely be involved in decisions regarding, and the successful implementation of, a merger or acquisition and could be at risk for a job loss if a change of control occurs. The Compensation Committee believes that such agreements are important to provide an incentive for executives to remain employed with the Company through the uncertainty that a tender offer or merger can cause. Such continuity in leadership benefits both the Company’s stockholders and employees and, ultimately, a company that acquires or merges with the Company. These agreements are intended to allow the executives to focus on making and implementing decisions that are in the best interests of the Company’s stockholders without being distracted or influenced in the exercise of their business judgment by personal concerns, such as searching for employment. Change of control agreements are typically offered to executives in the marketplace and therefore are necessary to attract and retain executives, as well as to protect stockholders’ interests. The change of control agreements, consistent with the Company’s equity incentive plan documents, provide among other things that a change of control and an associated termination of an executive officer’s employment (a “double trigger”) would accelerate the vesting of all the executives’ outstanding options and equity awards.

•
Defined Contribution Plan.   The Company offers a 401(k) savings plan to all eligible employees age 18 and over who complete at least 90 days of service with the Company, First Foundation Bank, or First Foundation Advisors. Participants may contribute a portion of their compensation subject to certain limits based on federal tax laws. Participants may select between making regular pre-tax contributions or Roth contributions. The Company has historically made matching contributions to the plan. The Company matches, each pay period, 100% of the first 3% contributed by an eligible employee and 50% of the next 2% contributed by an eligible employee, subject to applicable regulatory limits. The employer contributions are subject to vesting requirements based on tenure with the Company. Plan assets are held in trust. Participants can direct their investment contributions into a variety of specified mutual funds.

•
Medical and Dental Insurance.   The Company provides to each NEO and his or her family such medical and dental coverage as FFI may from time to time make available to its employees. The Company pays a portion of the premiums for this insurance for all employees.

•
Life Insurance.   The Company provides life insurance in the amount of $250,000 for each NEO.

Clawbacks.   The Sarbanes-Oxley Act of 2002 includes a clawback provision, Section 304, which generally would require our CEO and Chief Financial Officer (“CFO”) to disgorge bonuses, other incentive or equity-based compensation, and profits on sales of Company stock that they receive within the 12-month period following the public release of financial information if there is a restatement because of material noncompliance, due to misconduct, with financial reporting requirements under the federal securities laws. On October 26, 2022, the Securities and Exchange Commission (“SEC”) adopted a rule under the Dodd-Frank Act directing national securities exchanges to establish listing standards which provide that companies listed on a national securities exchange must adopt a policy providing for the recovery of incentive-based compensation in the event of an accounting restatement based on erroneous data. Our Board has adopted a Clawback Policy. Under the Clawback Policy, if any of our executive officers or employees receive incentive compensation as a result of our achievement of (i) financial results measured on the basis of financial statements that are required to be restated or (ii) financial, operational or other performance metric(s) that were satisfied as a result of fraudulent, dishonest or illegal conduct (as defined by law), we will become entitled to recoup from those executive officers or employees, the amount by which the incentive compensation they received based on those financial statements or the satisfaction of those metrics exceeds the incentive compensation they would have received had such incentive compensation been determined on the basis of the restated financial statements or revised metric results. The Clawback Policy provides for the recoupment of Excessive Compensation paid to or received by any executive officer or employee during the three years immediately preceding the accounting restatement. The Clawback Policy further provides that, if the Excess Compensation was paid or received in shares of common stock and the executive officer sold those shares within a year of the public disclosure of the financial statements that were the subject of the accounting restatement, we will be entitled to recoup the net profits realized by the executive officer from the sale of those shares.
Stock Ownership Guidelines for Named Executive Officers.   To align the interests of our NEOs more directly with the interests of the stockholders, our Board adopted stock ownership guidelines that require each named executive officer to acquire and maintain a minimum ownership interest in the Company within five years of becoming an executive officer or no later than five years from the adoption of the guidelines in November 2019. Each named executive officer, other than the Chief Executive Officer and the Executive Chairman, must own Company stock with a value of at least three times his or her base annual salary. The Chief Executive Officer must own Company stock with a value of at least six times his base salary, and the Executive Chairman must own Company stock with a value of at least five times his base salary. Until these ownership guidelines are met, an NEO will be expected to retain at least 50% of any applicable shares received (on a net after-tax basis) under our equity incentive program. All the NEOs have met or are on track to meet these targets within the timeframe applicable to them.
Role of Tax Requirements
With the repeal of the Section 162(m)’s performance-based compensation exemption rule in connection with the Tax Cuts and Jobs Act of 2017, effective for taxable years beginning after December 31, 2017, compensation paid to our covered executive officers in excess of $1 million will not be deductible for federal tax purposes unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.
The CC Agreements (as defined below) with each of our NEOs provide that if the severance and change in control benefits payable to the executive would constitute an “excess parachute payment” as defined in Section 280G of the Code, such benefit payments shall be reduced to the largest amount that will result in no portion of benefit payments being subject to the excise tax imposed by Section 4999 of the Code, provided, however, that such reduction shall only apply if after such reduction, the NEO will receive a greater benefit payment than without such reduction. The CC Agreements with our NEOs also provide that if any benefit thereunder is subject to Section 409A of the Code and the executive is deemed to be a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, commencement of payment of the benefit shall be delayed for six months following the executive’s termination of employment.
Summary
The Compensation Committee believes that FFI’s philosophy of aligning compensation with FFI’s performance and individual superior performance was met and that the compensation for FFI’s executive officers has been competitive and comparable to the compensation received by executive officers of similarly- sized banks located in the western United States. In addition, FFI’s executive compensation philosophy and programs support FFI’s overall objective to enhance stockholder value through profitable management of FFI’s operations. The Compensation Committee is firmly committed to the ongoing review and evaluation of FFI’s executive compensation program.

COMPENSATION COMMITTEE REPORT
To Our Stockholders:
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with FFI’s management. Based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.
This report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Securities Exchange Act of 1934, as amended.
Respectfully submitted:
Mitchell M. Rosenberg, Ph.D. (Chairman)
David G. Lake
Elizabeth A. Pagliarini
Diane M. Rubin

SUMMARY COMPENSATION TABLE
The following table sets forth, for our NEOs, the compensation earned in the years ended December 31:
Name and principal position	Year	Salary ($)(1)	Bonus ($)(2)	Stock awards ($)(3)(4)(5)(6)	Nonequity incentive plan compensation ($)(3)	All other compensation ($)(7)(8)	Total ($)
Scott F. Kavanaugh, Chief Executive Officer of FFI and FFB, Vice Chairman of FFI, President and Chairman of FFB	2023	950,000	—	342,000	—	37,000	1,329,000
	2022	950,000	—	510,000	1,189,550	35,000	2,684,550
	2021	950,000	—	435,000	1,015,000	39,000	2,439,000
James Britton, Executive Vice President and Chief Financial Officer of FFI and FFB(9)(10)	2023	133,000	50,000	89,640	—	7,000	279,640
Amy Djou, Executive Vice President, Deputy Chief Financial Officer of FFI and Chief Accounting Officer of FFB(9)(10)	2023	327,841	—	—	—	29,000	356,841
	2022	245,095	102,643	13,700	—	20,000	381,438
Ulrich E. Keller, Executive Chairman of FFI and FFA	2023	600,000	—	24,000	—	33,000	657,000
	2022	600,000	—	38,000	349,600	33,000	1,020,600
	2021	600,000	—	35,000	315,000	31,000	981,000
John A. Hakopian, President of FFA(9)(10)	2023	569,792	—	29,000	—	37,000	635,792
	2022	475,000	—	29,000	260,750	34,000	798,750
Christopher Naghibi, Executive Vice President and Chief Operating Officer of FFB(9)(10)	2023	420,000	—	44,000	—	40,000	504,000
	2022	390,455	—	62,000	356,545	37,000	846,000

(1)
Although Messrs. Kavanaugh and Keller are also directors of the Company, they do not receive any fees or other compensation for the service as directors.

(2)
Ms. Djou received a discretionary annual cash bonus in 2022.

(3)
No annual incentive bonus award was earned with respect to 2023. In 2022 and 2021, each of our NEOs, with the exception of Ms. Djou (who became an NEO in November 2022) received 100% of their target incentive compensation awards. A portion of each incentive compensation award with respect to each 2022, and 2021 was paid in RSUs (as further described below), with the remainder paid in cash.

(4)
For 2023, amounts listed in this column (other than for Mr. Britton) represents the value of RSUs which would have been delivered to the applicable Named Executive Officer if the annual incentive bonus for 2023 was earned at target (which also represents the maximum amount which may be earned), in each case, measured as of the date the annual incentive bonus targets for the applicable year were set by the Compensation Committee. Because the Company did not meet its annual incentive award financial goals for 2023, no RSUs were earned with respect to 2023. Ms. Djou did not receive any RSUs as part of her 2022 or 2023 annual incentive award. For 2022 performance under the 2022 annual incentive plan, on February 28, 2023, Mr. Kavanaugh received 34,390 RSUs, Mr. Hakopian received 1,956 RSUs, Mr. Naghibi received 4,181 RSUs, and Mr. Keller received 2,563 RSUs. Our closing price per share on February 28, 2023 was $14.83, which represents the target amount of such annual incentive awards payable in RSUs (which also represents the maximum amount which may be granted in RSU awards under the annual incentive plan).

For Messrs. Kavanaugh, 30% of his annual incentive award for 2021 was issued to him in the form of RSUs. For Mr. Keller, 10% of his annual incentive award for 2021 was paid to him in the form of RSUs. Therefore, for 2021 performance under the 2021 annual incentive plan, on February 22, 2022,

Mr. Kavanaugh received a grant of 16,503 RSUs and Mr. Keller received a grant of 1,326 RSUs. Our closing price per share on February 22, 2022 was $26.36, which represents the target amount of such annual incentive awards payable in RSUs (which also represents the maximum amount which may be granted in RSU awards under the annual incentive plan).
Each RSU, upon vesting, enables its holder to receive one of our common shares. One-third of these awards of RSUs vested immediately upon their issuance date and one-third vests incrementally on each of the first and second anniversaries of the grant date, subject to continued employment.
(5)
This column reflects the dollar amount of the grant date fair value of an RSU award, computed in accordance with FASB Accounting Standards Codification (“ASC”) Topic 718, Stock Compensation. Generally, the grant date fair value is the amount that we would expense in our financial statements over the award’s vesting schedule. Please see note 15 to our Financial Statements on our Form 10-K for the applicable year for further information.

(6)
Ms. Djou received an award of 1,000 RSUs in connection with her appointment as the Interim Chief Financial Officer of FFI and FFB in November 2022. One third of these awards of RSUs vested immediately at the grant date and one-third vests incrementally on each of the first and second anniversaries of the grant date subject to continued employment.

(7)
The amounts in this column include Company 401(k) contributions and life insurance premiums of $14,000 for Mr. Kavanaugh, $1,000 for Mr. Britton, $6,000 for Ms. Djou, $9,000 for Mr. Keller, $14,000 for Mr. Hakopian, and $13,000 for Mr. Naghibi in 2023; $29,000 for Mr. Kavanaugh, $20,000 for Ms. Djou, $33,000 for Mr. Keller, $34,000 for Mr. Hakopian, and $37,000 for Mr. Naghibi in 2022; and $11,600 for Messrs. Kavanaugh, and $7,800 for Mr. Keller in 2021.

(8)
The amounts in this column include an automobile allowance for Mr. Kavanaugh in 2023, 2022 and 2021, in the amount of $6,000.

(9)
Mr. Britton was designated an NEO when he was appointed to Executive Vice President and Chief Financial Officer of FFI and FFB in August 2023 and therefore only 2023 information is included above. Ms. Djou, the former Interim Chief Financial Officer of FFI and FFB, was appointed to Executive Vice President, Deputy Chief Financial Officer of FFI and FFB on that date.

(10)
Ms. Djou, Mr. Hakopian and Mr. Naghibi were designated as NEOs during 2022 and 2023 and therefore only 2022 and 2023 information is included above. Mr. Britton was designated an NEO during 2023 and therefore only his 2023 information is included above.

Employment Agreements
Each of our continuing NEOs was employed under an employment agreement in 2023, and other than Mr. Hakopian, is currently employed under an employment agreement. Mr. Hakopian’s employment agreement ended on December 31, 2023 and he is currently employed at-will. Ms. Djou’s employment agreement ends on December 31, 2024, and Messrs. Kavanaugh, Keller, Britton and Naghibi’s employment agreements end on December 31, 2025. The employment agreements with each NEO are substantially the same, except with respect to compensation amounts.
Mr. Kavanaugh originally entered into an employment agreement with FFI and FFB on September 17, 2007 and this agreement was subsequently amended on December 31, 2009, December 28, 2012, August 31, 2013, January 26, 2016, February 7, 2018, March 11, 2020, and December 5, 2022. Mr. Keller originally entered into an employment agreement with FFA on September 17, 2007 and this agreement was subsequently amended on December 31, 2009, December 31, 2012, August 31, 2013, January 26, 2016, February 7, 2018, March 11, 2020, and December 5, 2022. Mr. Britton entered into an employment agreement with FFI on August 14, 2023. Ms. Djou entered into an employment agreement with FFB on December 19, 2022, and this agreement was subsequently amended on August 14, 2023. Mr. Hakopian entered into an employment agreement with FFA on December 31, 2009 and this agreement was subsequently amended on December 31, 2012, August 31, 2013, January 26, 2016, March 11, 2020, and December 19, 2022. Mr. Hakopian’s employment agreement ended on December 31, 2023 and he is currently employed at-will. Mr. Naghibi entered into an employment agreement with FFB on January 1, 2015 and this agreement was subsequently amended on January 26, 2016, February 7, 2018, March 11, 2020, and December 5, 2022.

Set forth below are summaries of the material terms of those employment agreements. These summaries are not intended to be complete and are qualified in their entirety by reference to the employment agreements themselves, which are included as exhibits to our Annual Report on Form 10-K filed with the SEC on February 28, 2024.
Material Terms of the Employment Agreements
Salaries.   The employment agreements currently provide for the payment of base annual salaries as follows: Mr. Keller: $600,000; Mr. Kavanaugh: $950,000; Mr. Britton: $390,000; Ms. Djou: $350,000; and Mr. Naghibi: $420,000. Mr. Hakopian’s employment agreement provided for a base annual salary of $475,000.
Participation in Incentive Compensation and Employee Benefit Plans.   Each of the employment agreements provides that the NEO will be entitled to participate in any management bonus or incentive compensation plans adopted by our Board or our Compensation Committee and in any qualified or any other retirement plans, stock option or equity incentive plans, life, medical and disability insurance plans and other benefit plans which the Company and its subsidiaries may have in effect, from time to time, for all or most of its senior executives.
Termination and Severance Provisions.   Each employment agreement provides that the NEO’s employment may be terminated by the Company with or without cause or due to his or her death or disability or by the NEO with or without good reason. In the event of a termination of the NEO’s employment by the Company without cause or by the NEO for good reason, the Company will become obligated to pay severance compensation to the NEO in an amount equal to the lesser of 12 months of his or her annual base salary or the aggregate annual base salary that would have been paid to the NEO for the remainder of the term of his or her employment agreement if such remaining term is shorter than 12 months (the “Termination Benefits Period”). In addition, during the Termination Benefits Period or until the NEO obtains employment with another employer that offers comparable health insurance benefits, whichever period is shorter, the Company will be obligated to continue to provide any group health plan benefits to the extent authorized by and consistent with 29 U.S.C. § 1161 et seq. (commonly known as “COBRA”), subject to payment of premiums by the NEO at the active employee’s rate then in effect. The severance benefits will be reduced by severance benefits received under other severance or similar plans. Payments of the foregoing severance benefits amounts will be paid over the Termination Benefits Period in pro rata installments in accordance with our payroll practices.
The foregoing severance benefits are subject to the NEO executing an agreement that releases us and our affiliates from all legal claims. The NEO is also required to abide by customary confidentiality provisions and for eighteen months after his or her termination, the NEO may not solicit our employees or use trade secrets or confidential information to solicit current or prospective customers or to encourage customers, suppliers, vendors or service providers to terminate or modify their business relationship with us.
If the NEO’s employment is terminated due to his or her death then his or her estate shall receive a lump sum payment equal to his or her then annual base salary with payment occurring as soon as practicable after his or her death. If, during his or her employment, a NEO experiences a disability such that he or she cannot perform his or her essential job functions then we can only terminate his or her employment after the expiration of the lesser of six months or the remaining term in the employment agreement. During such period of time, the NEO shall continue to receive his or her annual base salary less any disability or sick pay that he or she is receiving along with continued participation in our employee benefits plans.
Cause/Good Reason Definitions.   The employment agreements contain the following definitions with respect to determining whether/when a NEO is eligible for severance benefits.
“Cause” generally means the occurrence of any of the following by the NEO:
•
any acts of gross negligence, willful misconduct or insubordination and which involve us or our affiliates, or acts of fraud;

•
violation of laws or government regulations which could subject us or our affiliates to disciplinary or enforcement action by a governmental agency, or which could adversely affect our or our affiliates’ reputation or goodwill;

•
acts which would constitute a felony or any misdemeanor involving moral turpitude, deceit, dishonesty or fraud;

•
failure to perform a substantial portion of the duties and responsibilities assigned or delegated to the NEO under the employment agreement;

•
breach of the material obligations under the employment agreement;

•
violation by the NEO of any conflict of interest policy, ethical conduct policy or employment policy or a breach of his or her fiduciary duties;

•
the issuance of an order or directive by any government agency which requires the NEO to disassociate himself or herself from us or an affiliates or which suspends his or her employment or requires him to terminate his or her employment;

•
for Messrs. Keller and Hakopian, the suspension or loss of, or a failure to maintain in full force and effect, any professional license or certification needed by the NEO which is needed to enable him to perform his or her responsibilities or duties; or

•
For Mr. Kavanaugh, Mr. Britton, Ms. Djou, and Mr. Naghibi, the issuance of an order under Section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act requiring the NEO to be removed or permanently prohibited from participating in the conduct of our business.

“Good Reason” generally means the occurrence of any of the following actions taken by us with respect to the NEO and without his or her consent:
•
a material reduction in authority, duties or responsibilities unless such reduction is made (A) as part of an across-the-board cost-cutting measure that is applied equally and proportionately to all senior executives of the Company, (B) as a result of any acts or omissions of NEO which would entitle the Company to terminate NEO’s employment for cause or (C) by and at the election of the Company as a result of NEO’s disability;

•
a material reduction in base salary or base compensation, unless such reduction is made (A) as part of an across-the-board cost-cutting measure that is applied equally or proportionately to all senior executives, (B) as a result of any acts or omissions of NEO which would entitle the Company to terminate NEO’s employment for cause or (C) by and at the election of the Company as a result of NEO’s disability;

•
a relocation of the NEO’s principal place of employment to an office (other than our headquarters offices) located more than thirty (30) miles from his or hers then principal place of employment; or

•
a breach of our material obligations to the NEO under the employment agreement which breach continues uncured for a period of thirty (30) days following written notice from the NEO.

The following conditions must be satisfied in order for the NEO to terminate his or her employment for Good Reason: (1) the NEO shall have given us a written notice of termination for Good Reason (a “Good Reason Termination Notice”) prior to the expiration of a period of fifteen (15) consecutive calendar days commencing on the date that the NEO is first notified in writing that we have taken a Good Reason action, (2) we have failed to rescind or cure the Good Reason action within thirty (30) consecutive calendar days following our receipt of the Good Reason Termination Notice, and (3) the Good Reason Termination Notice must expressly state that the NEO is terminating his or her employment for Good Reason and must describe in reasonable detail the Good Reason action that entitles him to terminate his or her employment for Good Reason.
Compensation Risk Assessment
The Compensation Committee has conducted an annual compensation risk assessment and concluded that the Company’s compensation policies and practices do not encourage excessive or unnecessary risk- taking and are not reasonably likely to have a material adverse effect on the Company. The Compensation Committee took into account the significant proportion of the annual compensation that is based on equity incentives that have long maturities and vesting periods, and the Company’s Clawback Policy and other corporate policies that align the NEO’s and other executive officers’ compensation with the interests of the Company’s stockholders.

Pay Ratio Disclosure
Set forth below is the annual total compensation of our median employee, the annual total compensation of our CEO, Mr. Kavanaugh, and the ratio of those two amounts:
•
The 2023 annual total compensation of the median employee of the Company (other than our CEO) was $72,000;

•
The 2023 annual total compensation of Mr. Kavanaugh was $987,000; and

•
For 2023, the ratio of the annual total compensation of Mr. Kavanaugh to the median annual total compensation of all our employees was 14:1.

Our CEO-to-median employee pay ratio is calculated in accordance with Item 402(u) of Regulation S-K promulgated by the SEC. The rules for determining the pay ratio based on the median employee’s annual total compensation allow companies to utilize different methodologies that reflect their employment and compensation practices. As such, the pay ratio reported by other companies may not be comparable to our pay ratio. To determine the median employee, we used the following methodology:
•
Examined actual 2023 earnings from payroll records;

•
Excluded employees who separated in 2023 and included employees who were hired in 2023, such that only active employees at December 31, 2023 were considered; and

•
Excluded the CEO.

The results were sorted from highest total compensation to lowest total compensation to determine the median employee. After identifying the median employee, the Company calculated the 2023 annual total compensation for both our median employee and our CEO using the same methodology that the Company used to calculate the CEO’s annual total compensation for the “Summary Compensation Table” in this proxy statement and as further described below as applicable:
•
Salary is equal to amounts earned in 2023;

•
Bonus is equal to amount earned for 2023 and paid in the first quarter of 2024;

•
Restricted stock units awards were based on the value of the portion of bonus which could have been paid out in RSUs, as determined as of the date the bonus entitlement was first created; and

•
Other compensation, which consists of medical, dental and life insurance benefits and our 401k match.

The CEO’s total compensation is divided by the total compensation of the median employee to determine the CEO pay ratio.
Pay Versus Performance Disclosure
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information that demonstrates the relationship between executive “Compensation Actually Paid” and the Company’s performance against several specific financial metrics. For further information regarding our executive compensation and programs, the metrics used by our Compensation Committee to set executive compensation for 2023 (which is different than the financial metrics we are required to include in the tables and discussion below) and our pay- for-performance philosophy, please refer to the “Compensation Discussion and Analysis” section included herein.
The table below reflects the Compensation Actually Paid to the Company’s Principal Executive Officer (“PEO”) and average Compensation Actually Paid to non-PEO NEO’s during 2020 through 2023. In addition, the table compares our Total Stockholder Return (“TSR”) against our peer group TSR using the KBW Nasdaq Regional Bank Index.

Year (a)	Summary Compensation Table Total for PEO(1) (b)	Compensation Actually Paid to PEO ($)(2)(3) (c)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1) (d)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)(3) (e)	Value of Initial Fixed $100 Investment Based On:(4)		Net Income ($ in thousands) (h)	Return on Tangible Book Value(5) (i)
					TSR ($) (f)	Peer Group TSR ($) (g)
2023	1,329,000	1,363,513	486,655	490,773	55.63	101.77	(199,064)	1.9%
2022	2,684,550	2,439,531	839,164	832,136	82.36	106.02	110,512	13.0%
2021	2,439,000	2,457,626	1,110,500	1,116,184	142.87	117.08	109,511	16.9%
2020	2,201,000	2,219,850	829,440	829,031	114.43	87.90	84,369	15.5%

(1)
The amounts included in column (b) reflect the summary compensation table total for Scott F. Kavanaugh for the years reported in the table. Scott F. Kavanaugh was our PEO for each year presented. The amounts reported in column (d) reflect the average summary compensation table total amounts for the non-PEO executive officers for the respective years. The individuals comprising the non-PEOs for each year are listed below:

2023	2022	2021	2020
Ulrich Keller	Ulrich E. Keller, Jr.	Ulrich E. Keller, Jr.	Ulrich E. Keller, Jr.
Amy Djou	David DePillo	David DePillo	David DePillo
Chris Naghibi	Kevin Thompson	Kevin Thompson	John Michel
John Hakopian	Lindsay Lawrence	Lindsay Lawrence	Kevin Thompson
James Britton	Amy Djou		Lindsay Lawrence
Chris Naghibi
John A. Hakopian
James Britton was hired in August 2023. David DePillo and Kevin Thompson resigned from the Company in November 2022. Lindsay Lawrence resigned from the Company in December 2022. John Michel resigned from the Company in May 2020.
(2)
The amounts shown in compensation actually paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized or received by the Company’s NEOs. These amounts reflect the summary compensation table total within certain adjustments as described below in footnote 3.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and non-PEO NEO’s as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718 and valuation assumptions do not differ materially from those disclosed as of the grant date of the equity awards. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards columns set forth in the Summary Compensation Table. For all periods presented, equity values or awards only include stock awards as there were no stock options granted or outstanding during these periods.

(4)
The Peer Group TSR set forth in this table utilizes the KBW Nasdaq Regional Bank Index, which we also utilized in the stock performance graph required by Item 201(e) of regulation S-K in our Annual Report filed on Form 10-K for the year ended December 31, 2023. The comparison assumes $100 invested for the period beginning December 31, 2020 through December 31, 2023 for the Company and the KBW Regional Bank Index, respectively. TSR shown in the table are not necessarily indicative of future stock performance.

(5)
We determined Return on Average Tangible Common Equity was the most important financial measure used to link Company performance to Compensation Actually Paid to our PEO and non-PEO NEOs. This performance measure may not have been the most important financial performance measure for prior years and we may determine a different financial performance measure to be the most important financial measure in future years.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2023	1,329,000	(342,000)	376,512	1,363,513
2022	2,684,550	(510,000)	264,981	2,439,531
2021	2,439,000	(435,000)	453,626	2,457,626
2020	2,201,000	(363,000)	381,850	2,219,850
Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2023	486,655	(37,328)	41,447	490,773
2022	839,164	(20,386)	13,358	832,136
2021	1,110,500	(137,000)	142,684	1,116,184
2020	829,440	(99,880)	99,471	829,031
The amounts in the Inclusion of Equity Values in the table above is derived from the amounts as set forth below:
Year	Year-End Fair Value of Equity Awards Granted During the Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Year of Unvested EquityAwards Granted in Prior years for PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards Granted in Prior Years that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Granted in Prior Years that Forfeited During Year for PEO ($)	Value of Dividends or Other Earning Pai d on Equity Awards Not Otherwise Included for PEO ($)	Total — Inclusion of Equity values for PEO ($)
2023	221,943	(25,580)	172,732	7,417	—	—	376,512
2022	157,659	(54,577)	145,006	16,893	—	—	264,981
2021	257,674	34,907	121,000	40,045	—	—	453,626
2020	280,811	11,491	108,671	(19,123)	—	—	381,850
Year	Average Year-End Fair Value of Equity Awards Granted During the Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Year of Unvested Equity Awards Granted in Prior years for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards Granted in Prior Years that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Granted in Prior Years that Forfeited During Year for Non- PEO NEOs ($)	Average Value of Dividends or other Earning Paid on Equity Awards Not otherwise Included for Non- PEO NEOs ($)	Total — Average Inclusion of Equity Values for Non-PEO NEOs ($)
2023	34,465	(1,605)	8,735	(148)	—	—	41,447
2022	7,065	(2,300)	30,314	2,905	(24,626)		13,358
2021	79,801	12,476	37,471	12,936	—	—	142,684
2020	76,311	2,736	31,268	(5,509)	(5,335)	—	99,471
(6)
The Peer Group TSR set forth in this table utilizes the KBW Nasdaq Regional Bank Index, which we also utilized in the stock performance graph required by Item 201(e) of Regulation S-K in our Annual Report filed on Form 10-K for the year ended December 31, 2023. The comparison assumes $100 invested for the period beginning December 31, 2019 through December 31, 2023 for the Company and the KBW Regional Bank Index, respectively. TSR shown the table are not necessarily indicative of future stock performance.
(7)
We determined Return on Tangible Book Value was the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and non- PEO NEOs in 2023. This performance measure may not have been the most important financial performance measure for years 2022 and 2021 and we may determine a different financial performance measure to be the most important financial performance measure in future years.

Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Company Total Stockholder Return (“TSR”)

PEO and Average NEO Compensation Actually Paid vs. First Foundation Inc. TSR
Company TSR (FYE 2019 Indexed to $100)
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Compensation Actually Paid ($'s in millions)
3
2
1
0
100
114.43
142.87
82.36
55.63
2.2
0.8
2.5
1.1
2.4
0.8
1.4
0.0
2019
2020
2021
2022
2023
Fiscal Year
PEO CAP
Non PEO NEO Avg CAP
First Foundation Inc. TSR

Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Net Income

PEO and Average NEO Compensation Actually Paid vs. First Foundation Inc. Net Income
Net Income ($'s in millions)
Compensation Actually Paid ($'s in millions)
150.0
100.0
50.0
0.0
-50.0
-100.0
-150.0
-200.0
-250.0
3.0
2.5
2.0
1.5
1.0
0.5
-
84.4
109.5
110.5
-199.1
2.2
0.8
2.5
1.1
2.4
0.8
1.4
0.0
2020
2021
2022
2023
Fiscal Year
PEO CAP
Non PEO NEO Avg CAP
First Foundation Inc. Net Income

Description of Relationship Between Company TSR and Peer Group TSR

Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Return on Tangible Book Value
Pay vs. Performance Financial Performance Measures
We believe the financial performance measures shown below, all of which are performance objectives used in our executive compensation program, were the most important in linking compensation actually paid to our NEOs for 2023:
•
Return on Tangible Book Value

•
Asset Quality / Performance of Loan Portfolio

•
Loan-to-Deposit Ratio

Change of Control Agreements
The Company has entered into Change of Control Severance Agreements with each of its NEOs (the “CC Agreements”). Messrs. Kavanaugh, Keller, Hakopian, and Naghibi each entered into their respective amended and restated CC Agreements on August 6, 2020. Ms. Djou entered into her CC Agreement on November 14, 2022. Mr. Britton entered into his CC Agreement on August 14, 2023.
The CC Agreements with each NEO are substantially the same, except with respect to the value of the potential severance payments, and can be terminated by the Company upon three years advance written notice to the NEO. A CC Agreement will also terminate (without payment of severance benefits) in the event the NEO’s employment is terminated by the Company for Cause (as defined in the NEO’s employment agreement) or due to his or her death or disability or retirement, or by the NEO without Good Reason.
Each of the CC Agreements provides that if the Company undergoes a Change of Control (as defined below) while the NEO is still in the employ of the Company or one of its subsidiaries and, within the succeeding 12 months, the NEO terminates his or her employment due to the occurrence of a “Good Reason Event” (such as involuntary changes to any of the NEOs authority or responsibilities, compensation, eligibility for participation in bonus and employee benefit plans or relocation of work location) then the NEO will become eligible to receive the following severance compensation (in lieu of the aggregate amount of any severance benefits that could be provided under the NEO’s employment agreement):
•
two times (for Ms. Djou, one time) the sum of (1) his or her annual base salary as then in effect as of immediately before the initial public announcement by the Company of an intended or anticipated Change of Control and (2) the maximum bonus compensation that the NEO could have earned under any bonus or incentive compensation plan in which he or she was then participating at the time of such termination of employment, if any (for Ms. Djou, the maximum bonus compensation is the amount of the bonus compensation that she earned under such incentive or bonus compensation plan during the twelve (12) full months immediately prior to the initial public announcement by the Company of an intended or anticipated Change of Control) (in each case, the “Cash Amount”);
•
acceleration of the vesting of any then unvested stock options, restricted stock units, restricted stock or other forms of equity-based compensation awards granted to the NEO; and

•
continued participation for the NEO and his or her family members in medical, dental, vision, disability, and life insurance plans and programs commencing on the date of termination and ending on December 31st of the second calendar year following the calendar year of the termination.

The foregoing severance benefits are conditioned upon the NEO executing documentation that releases us and our affiliates from all legal claims. Payment of the Cash Amount above shall be paid on the first payroll date after sixty days after the vesting date. The severance benefits will be reduced to avoid the imposition of excise taxes under Internal Revenue Code Sections 280G and 4999 if the NEO would be better off an after-tax basis.
Change of Control/Good Reason Definitions.   The CC Agreements contain the following definitions with respect to determining whether/when a NEO is eligible for severance benefits under the CC Agreements.
“Change of Control” generally means the occurrence of any of the following subject to certain exceptions:
•
a person who becomes the beneficial owner, directly or indirectly, of more than thirty percent (30%) of the Company’s voting securities subject to certain conditions;

•
a consolidation, merger, or reorganization of the Company with or into another person, or of another person with or into the Company, in which the holders of the Company’s outstanding voting securities immediately prior to the consummation of such consolidation, merger or reorganization would not, immediately after such consummation, own beneficially, directly or indirectly, (in the aggregate) at least sixty percent (60%) of the voting securities of (1) the continuing or surviving person in such merger, consolidation or reorganization (whether or not that is the Company) or (2) the ultimate parent, if any, of that continuing or surviving person;

•
a consolidation, merger or reorganization of FFB with or into another person, or of another person with or into FFB, unless the persons that were the holders of the Company’s voting securities immediately prior to such consummation would have, immediately after such consolidation, merger or reorganization, substantially the same proportionate direct or indirect beneficial ownership of at least sixty (60%) of the voting securities of (1) the continuing or surviving person in such consolidation, merger or reorganization (whether or not that is FFB) or, (2) the ultimate parent, if any, of that continuing or surviving person;

•
a sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or of FFB; or

•
during any period of two (2) consecutive years during the term of the CC Agreement, individuals who at the beginning of that two year period constituted the entire Board do not, for any reason, constitute a majority thereof, unless the election (or the nomination for election) by the holders of the Company’s voting securities, of each director who was not a member of the Board at the beginning of that two year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the two year period.

“Good Reason” generally means the occurrence of any of the following actions taken by us with respect to the NEO and without his or her consent:
•
The scope of NEO’s authority or responsibilities is significantly reduced or diminished or there is a change in his or her position or title as an officer of the Company or subsidiary, or both, that constitutes or would generally be considered to constitute a demotion;

•
a reduction in base salary, unless such reduction is made as part of an across-the-board cost-cutting measure that is applied equally or proportionately to all senior executives;

•
a significant reduction or discontinuation in the NEO’s bonus and/or incentive compensation award opportunity unless it is applied equally or proportionately to all senior executives participating in the incentive plan or program;

•
a significant reduction or discontinuation in the NEO’s participation in any other benefit plan subject to certain exceptions;

•
a relocation of the NEO’s principal place of employment to an office (other than our headquarters offices) located more than thirty (30) miles from his or her then principal place of employment; or

•
a breach of our material obligations to the NEO under either the employment agreement or CC Agreement which breach continues uncured for a period of thirty (30) days following written notice from the NEO.

In order to resign his or her employment for Good Reason under the CC Agreement, the NEO must provide the Company with written notice within 90 days of the Good Reason Event, and if the Company does not cure within 30 days, the NEO must give written notice of termination for Good Reason within 45 days of the end of the cure period.
Potential Payments upon Termination or Change in Control
The following table sets forth the potential payments that would have been payable to our NEOs upon a termination of employment in certain circumstances, including in connection with a Change in Control (“CIC”). The actual amounts payable can only be determined when an executive is terminated and can be more or less than the amounts shown below, depending on the facts and circumstances actually prevailing at the time of the executive’s termination of employment. The payments calculated below are based on the executive’s salary as of December 31, 2023, and assume a qualifying termination on December 31, 2023.
	Base Salary ($)	Bonus ($)	Acceleration of Unvested Stock Awards(1) ($)	Continuation of Medical Benefits(2) ($)	Total Termination Benefits ($)
Scott F. Kavanaugh Voluntary termination Involuntary termination(3) Termination without Cause or for Good Reason after CIC(3) Disability Death(3)(4)
	—	—	—	—	—
	950,000	—	—	26,819	976,819
	1,900,000	1,140,000	275,100	53,600	2,228,700
	—	—	—	—	—
	700,000	—	—	—	700,000
Ulrich E. Keller, Jr. Voluntary termination Involuntary termination(3) Termination without Cause or for Good Reason after CIC(3) Disability Death(3)(4)
	—	—	—	—	—
	600,000	—	—	35,175	635,175
	1,200,000	240,000	20,800	70,300	1,531,100
	—	—	—	—	—
	350,000		—	—	350,000
John A. Hakopian Voluntary termination Involuntary termination(3) Termination without Cause or for Good Reason after CIC(3) Disability Death(3)(4)
	—	—	—	—	—
	650,000	—	—	26,713	676,713
	1,300,000	299,000	15,500	53,400	1,667,900
	—	—	—	—	—
	400,000		—	—	400,000

	Base Salary ($)	Bonus ($)	Acceleration of Unvested Stock Awards(1) ($)	Continuation of Medical Benefits(2) ($)	Total Termination Benefits ($)
Christopher Naghibi Voluntary termination Involuntary termination(3) Termination without Cause or for Good Reason after CIC(3) Disability Death(3)(4)
	—	—	—	—	—
	420,000	—	—	37,863	457,863
	840,000	295,000	33,200	75,700	1,243,900
	—	—	—	—	—
	170,000	—	—	—	170,000
Amy Djou Voluntary termination Involuntary termination(3) Termination without Cause or for Good Reason after CIC(3) Disability Death(3)(4)
	—	—	—	—	—
	285,000	—	—	29,448	314,448
	285,000	114,000	3,200	29,400	431,600
	—		—	—	—
	235,000	—	—	—	235,000

(1)
The amounts in this column represent the value of unvested RSU awards that would accelerate upon a CIC as of December 31, 2023. The value is determined by multiplying the number of accelerated shares by the closing share price of $9.68 for our common stock as of December 31, 2023.

(2)
The amounts in this column represent the premiums for medical, dental and life insurance premiums as of December 31, 2023 that the Company would be obligated to pay for the NEO for the period of time specified in the related employment or CIC agreement.

(3)
Assumes an effective date of a qualifying termination of employment of December 31, 2023. In addition to the payments provided in this row, the NEO is entitled to receive accrued benefits earned through the date of termination.

(4)
In the event of a termination of employment due to death, the NEO’s estate is entitled to receive the NEO’s base salary less the amount of any life insurance benefits paid under any Company provided life insurance plan. As of December 31, 2023, the Company provides to each NEO a life insurance benefit of $250,000. This amount has been subtracted from each NEO’s base salary as of December 31, 2023 to determine the amount payable in this row.

Equity Incentive Plan
2015 Plan
Purposes.   The purposes of the 2015 Equity Incentive Plan (the “2015 Equity Plan”) are (a) to enhance our ability to attract and retain the services of officers and other key employees, directors and outside service providers, (b) to provide additional incentives to such persons to devote their effort and skills to the advancement of the Company by providing them an opportunity to participate in the ownership of the Company, and (c) to more closely align their interests with the interests of our stockholders by rewarding performance that results in increases in our share prices. The 2015 Equity Plan replaced incentive equity plans adopted in 2007 (the “2007 Equity Plans”). Effective upon the adoption of the 2015 Equity Plan, no grants were eligible to be issued under the 2007 Equity Plans. As of December 31, 2022, there are still option grants outstanding under the 2007 Equity Plans. The 2015 Equity Plan expires in 2025.
Eligible Participants.   Incentive stock options may be granted only to employees of the Company or its subsidiaries, including the NEOs. All other awards may be granted to any of our officers, other employees and directors, and to outside service providers that render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. The Compensation Committee determines which individuals will participate in the 2015 Equity Plan.

Award Types.   The 2015 Equity Plan permits the issuance of the following types of equity incentive awards:
•
Options.   Options may be non-qualified stock options or incentive stock options and may vest based on time or achievement of performance goals. Our Compensation Committee may provide for options to be exercised only as they vest or to be immediately exercisable with any shares issued on exercise being subject to our right of repurchase that lapses as the shares vest.

•
Restricted Stock.   A restricted stock award is an offer by us to sell or award shares of our common stock subject to restrictions, which may vest based on time or achievement of predetermined performance goals and which may be subject to forfeiture, in whole or in part, in the event of a cessation of the participant’s service with the Company or a failure to achieve any performance goals. The price, if any, of a restricted stock award will be determined by the Compensation Committee.

•
Stock Appreciation Rights.   Stock appreciation rights (“SARs”) provide for a payment, or payments, in cash or shares of our common stock, to the holder based upon the difference between the fair market value of our common stock on the date of exercise and the stated exercise price at grant up to a maximum amount of cash or number of shares.

•
Restricted Stock Units.   RSUs represent the right to receive shares of our common stock at a specified date in the future, subject to forfeiture of that right because of termination of employment or failure to achieve certain performance goals. Upon the vesting of an RSU, we will deliver to the holder of the RSU shares of our common stock (which may be subject to additional restrictions), cash or a combination of shares of our common stock and cash.

•
Performance Awards.   Performance awards cover a number of shares of our common stock that may be settled upon achievement of the pre-established performance goals in cash or by issuance of the underlying shares.

•
Stock Bonuses.   Stock bonus awards may be granted as additional compensation for past or future service or achievement of performance goals, and therefore, no payment will be required for any shares awarded under a stock bonus.

Terms applicable to Stock Options and Stock Appreciation Rights.   The exercise or base price of grants made under the 2015 Plan of stock options or SARs may not be less than the closing price of our common stock on the date of grant. The term of these awards may not be longer than ten years, except in the case of incentive stock options granted to holders of more than 10% of our voting power, which may have a term no longer than five years. The Compensation Committee determines at the time of grant the other terms and conditions applicable to such award, including vesting and exercisability.
Terms applicable to Restricted Stock Awards, RSU Awards, Performance Awards and Stock Bonus Awards.   The Compensation Committee determines the terms and conditions applicable to the granting of restricted stock awards, RSUs, performance awards and stock bonus awards. The Compensation Committee may make the grant, issuance, retention and/or vesting of such awards contingent upon continued employment or service, the passage of time, or such performance criteria or goals and the level of achievement versus such criteria as it deems appropriate.
Subject to the terms and limitations expressly set forth in the 2015 Equity Plan, the Compensation Committee selects the persons who receive awards, determines the number of shares covered thereby, and establishes the terms, conditions and other provisions of incentive awards.
2024 Plan
As was described in Proposal No. 2 Approval of 2024 Equity Incentive Plan (“2024 Plan Summary”), we are asking our stockholders to approve our new 2024 Equity Incentive Plan (“2024 Plan”). For a full description of the 2024 Plan, please see the 2024 Plan Summary.

Grants of Plan-Based Awards
Name	Grant Date	Estimated future payouts under non-equity incentive plan awards(1)		Estimated future payouts under equity incentive plan awards(2)		All other stock awards: Number of shares of stock or units (#)	Grant date fair value of stock and option awards ($)
		Threshold ($)	Target ($)	Threshold ($)	Target ($)
Scott F. Kavanaugh	8/22/2023	399,000	798,000	171,000	342,000	—	—
James Britton(3)	—	—	—	—	—	12,000	89,640
Amy Djou	—	—	—	—	—	—	—
Ulrich E. Keller, Jr.	8/22/2023	108,000	216,000	12,000	24,000	—	—
John A. Hakopian	8/22/2023	135,000	270,000	14,500	29,000	—	—
Christopher Naghibi	8/22/2023	125,500	251,000	22,000	44,000	—	—

(1)
Represents the cash portion of the 2023 annual incentive plan. The target amount of the potential award also represents the maximum potential amount which could be earned under the annual incentive plan.

(2)
Represents the RSU portion of the 2023 annual incentive plan. The number of RSUs which will ultimately be issued to each NEO is computed based upon the dollar value of the NEO’s total incentive award (i.e., both the cash and equity portion) at the applicable performance level, multiplied by the percentage of such total award comprised of RSUs. For Mr. Kavanaugh, 30% of his annual incentive award for 2023 was payable to him in the form of RSUs. For Mr. Hakopian, 10% of his annual incentive award for 2023 was payable to him in the form of RSUs. For Mr. Naghibi, 15% of his annual incentive award for 2023 was payable to him in the form of RSUs. For Mr. Keller, 10% of his annual incentive award for 2023 was payable to him in the form of RSUs. Each RSU, upon vesting, enables its holder to receive one share of our common stock. The number of RSUs payable is determined by the dollar amount payable in the form of RSUs divided by the closing price of our common shares on the grant issue date (i.e., date annual incentive plan results were certified). The target amount of the potential award also represents the maximum potential amount which could be earned under the annual incentive plan. For 2023, none of these RSUs were earned based on our performance during 2023.

(3)
Mr. Britton received an award of 12,000 RSUs in connection with his appointment as Executive Vice President and Chief Financial Officer of FFI and FFB in August, 2023. The grant date fair value of this award is computed based on the closing price of our common shares on the grant date, August 29, 2023. One-third of these awards of RSUs vests incrementally on each of the first, second, and third anniversaries of the grant date subject to continued employment.

Outstanding Equity Awards at Fiscal Year End
The following table sets forth information regarding outstanding options and unvested RSUs that have been granted to the NEOs and that were outstanding as of December 31, 2023.
	Stock Awards
Name / Grant Date(1)	Number of shares or units of stock that have not vested (#)(2)(3)(4)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)(5)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(5)
Scott F. Kavanaugh
8/22/2023	—	—	17,665	171,000
1/10/2023	22,928	221,943	—	—
2/22/2022	5,501	53,250	—	—
James Britton
8/29/2023	12,000	116,160	—	—
Ulrich E. Keller, Jr.
8/22/2023	—	—	1,240	$12,000
1/10/2023	1,709	16,543	—	—
2/22/2022	443	4,288	—	—
John A. Hakopian
8/22/2023			1,497	$14,500
1/10/2023	1,305	12,632	—	—
2/22/2022	304	2,942	—	—
Christopher Naghibi
8/22/2023	—	—	2,273	$22,000
1/10/2023	2,788	126,987	—	—
2/22/2022	645	6,243	—	—
Amy Djou
8/22/2023	—	—	—
11/29/2022	334	3,233	—	—

(1)
All the grant dates listed, other than for Mr. Britton and other than with respect to “Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)” represents the date in 2023 and 2022 when RSUs were ultimately issued to each NEO based upon the dollar value of the NEO’s total 2022 and 2021, respectively, annual incentive award at the applicable performance level.

(2)
The remaining RSUs issued on February 22, 2022 for Messrs. Kavanaugh, Keller, Djou, Hakopian, and Naghibi vest in equal installments on each of the first and second anniversaries of the issue date subject to continued employment. Market value is based on the closing share price of $9.68 for our common stock as of December 31, 2023.

(3)
The remaining RSUs issued on January 10, 2023 for Messrs. Kavanaugh, Keller, Hakopian, and Naghibi vest in equal installments on each of the first and second anniversaries of the issue date subject to continued employment. Market value is based on the closing share price of $9.68 for our common stock as of December 31, 2023.

(4)
The remaining RSUs granted August 29, 2023 for Mr. Britton vest in equal installments beginning on the first anniversary date from the grant date and continuing on the second and third anniversaries of the grant date subject to continued employment. Market value is based on the closing share price of $9.68 for our common stock as of December 31, 2023.

(5)
Represents the number (converted based on $9.68 per share, which is the price of our common stock as of December 31, 2023) and value of a portion of our annual incentive plan which would have been earned in RSUs if threshold performance was achieved. If such RSUs were earned, 1/3rd would have been vested on date of issuance, and remaining 2/3rd would vest in equal installments on each of the first and second anniversaries of the issue date subject to continued employment. For 2023, none of these RSUs were earned based on our performance during 2023.

Option Exercises and Stock Vested
The following table sets forth information regarding stock options exercised and RSUs vested during 2023 for each of our NEOs:
	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise(3)	Value Realized on Exercise(1)(3) ($)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2) ($)
Scott F. Kavanaugh	—	—	22,146	333,251
James Britton	—	—	—	—
Ulrich E. Keller, Jr.	—	—	1,783	26,829
John A. Hakopian	—	—	1,298	19,533
Christopher Naghibi	—	—	2,738	41,203
Amy Djou	—	—	333	1,998

(1)
Represents the difference between the market price of the underlying securities at exercise and the exercise price of the options.

(2)
Represents the market price of the underlying securities at vesting.

(3)
All stock options were fully exercised in 2021; none in 2022 and 2023.

The following table provides information as of December 31, 2023 regarding the Company’s Equity Plans:
	Column (a)	Column (b)	Column (c)
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(2)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(2)
Equity compensation plans approved by stockholders	45,050	$8.67	601,945
Equity compensation plans not approved by stockholders	—	—	—
Total	45,050	$8.67	601,945

(1)
Options are granted at an exercise price equal to or greater than the fair market value per share of our common stock on their respective dates of grant.

(2)
Does not include 146,384 RSUs issued and not vested as of December 31, 2023.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In addition to the compensation arrangements with directors and executive officers described in “Executive Compensation” above, the following is a description of each transaction since January 1, 2023, and each proposed transaction in which:
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we have been or are to be a participant;

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the amount involved exceeded or exceeds $120,000; and

•
any of our directors, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Zane Keller, Director of Strategic Initiatives of First Foundation Advisors and the son of Ulrich E. Keller, Jr., was paid approximately $200,000 in total compensation by FFA during 2023.
Ordinary Banking Relationships
FFB has had, and in the future may have, banking transactions in the ordinary course of its business with directors, principal stockholders and their associates, including the making of loans to directors and their associates. Such loans and other banking transactions were, and in the future will be, made on the same terms, including interest rates and collateral securing the loans, as those prevailing at the time for comparable transactions with persons of comparable creditworthiness who have no affiliation with the Company, FFB or any other subsidiaries of the Company and will be made only if they do not involve more than the normal risk of collectability and do not present any other unfavorable features at the times the loans are made.
Indemnification Agreements with our Directors and Officers
As permitted by the Delaware corporate law and as provided for by the Bylaws, the Company has entered into indemnification agreements with its directors and executive officers. Those indemnification agreements require the Company, among other things, (i) to indemnify its directors and officers against certain liabilities that may arise by reason of their status or service as directors or officers (other than liabilities arising from actions not taken in good faith or in a manner the indemnitee believed to be opposed to the best interests of the Company), (ii) to advance the expenses such directors or executive officers may incur as a result of or in connection with the defense of any proceeding brought against them as to which they could be indemnified, subject to an undertaking by the indemnified party to repay such advances if it is ultimately determined that he or she is not entitled to indemnification, and (iii) to obtain officers’ & directors’ liability insurance if available on reasonable terms.
Procedures for Approval of Related Party Transactions
Transactions by FFI or FFB with related parties are subject to regulatory requirements and restrictions. These requirements and restrictions include Sections 23A and 23B of the Federal Reserve Act (which govern certain transactions by a bank with its affiliates) and the Federal Reserve’s Regulation O (which governs certain loans by FFB to its executive officers, directors, and principal stockholders). We have adopted policies to comply with these regulatory requirements and restrictions.
In addition, our Board has adopted a written policy governing the approval of related party transactions that complies with all applicable SEC requirements. FFI’s related parties include directors (including any nominee for election as a director), executive officers, 5% stockholders and the immediate family members of these persons. Our General Counsel, in consultation with other members of management and outside counsel, as appropriate, will review potential related party transactions to determine if they are subject to the policy. If so, the transaction will be referred to the Audit Committee for approval. In determining whether to approve a related party transaction, the Audit Committee will consider, among other factors, the fairness of the proposed transaction to the Company, the direct or indirect nature of the related party’s interest in the transaction, the appearance of any improper conflict of interests for any director or executive officer, taking into account the size of the transaction and the financial position of the related party, whether the transaction would impair an outside director’s independence, the acceptability of the transaction to our regulators and any possible violations of other of our corporate policies.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
Under Rule 14a-8 promulgated by the SEC under the Exchange Act, any stockholder desiring to submit a proposal for inclusion in our proxy materials for our 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) must provide us with a written copy of that proposal, addressed to the principal executive office of the Company, at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, on or before December 19, 2024, which is 120 days prior to the anniversary of the date of the Company’s proxy statement for the Annual Meeting was first released to stockholders. However, if the date of our 2025 Annual Meeting changes by more than thirty days from the date of the annual meeting in 2024, then the deadline would be a reasonable time before we begin to print and mail our proxy materials for our 2025 Annual Meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are governed by the Exchange Act, and the rules of the SEC thereunder and other laws and regulations to which interested stockholders should refer.
In accordance with the advance notice requirements contained in Article II, Section 2.2 of our Bylaws, a stockholder who proposes to bring business before, or make nominations of persons for election to the Board at, the 2025 Annual Meeting but who does not desire to have the proposal or nomination included in the proxy materials we distribute must deliver written notice to, and such written notice must be received by, our secretary not earlier than December 19, 2024 and not later than January 18, 2025. A stockholder’s written notice must include certain information concerning the stockholder and each nominee or proposal, as specified in our Bylaws, and otherwise comply with the requirements of that Section. Additionally, any stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees for inclusion in a universal proxy card pursuant to Rule 14a-19 of the Exchange Act must provide written notice that sets forth the information required by our Bylaws and Rule 14a-19 under the Exchange Act not earlier than December 19, 2024 and not later than January 18, 2025. Notwithstanding the foregoing, in the event that we change the date of the 2025 Annual Meeting to a date that is more than thirty days before or after the anniversary of our Annual Meeting, written notice by a stockholder must be received by our secretary not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the day on which the public announcement of the date of such annual meeting is first made by the Company. Stockholder proposals or nominations for directors that do not meet the notice requirements set forth above and further described in our Bylaws and/or Rule 14a-19 will not be acted upon at the 2025 Annual Meeting.
SOLICITATION OF PROXIES
We will pay the costs of soliciting proxies from our stockholders, and plan on soliciting proxies by mail. In order to ensure adequate representation at the Annual Meeting, our directors, officers and employees and those of FFB may, without additional compensation therefor, communicate with stockholders, brokerage houses and others by telephone, email, facsimile or in person, to request that proxies be furnished. We will reimburse brokerage houses, banks, custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the Company’s shares. We also may choose to retain and pay for the services of a proxy solicitation firm to assist us in soliciting proxies from stockholders for the 2024 Annual Meeting, the fees of which we expect will not exceed $20,000.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Based solely on our review of these reports and of certifications furnished to us, during the year ended December 31, 2023, all of our officers, directors and holders of more than 10% of the outstanding securities of the Company complied with the filing requirements pursuant to Section 16(a) of the Exchange Act.

HOUSEHOLDING
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker or nominee if your shares are held in a brokerage account or other account or our agent, Broadridge Corporate Issuer Solutions, if you hold registered shares. You can notify Broadridge Corporate Issuer Solutions by sending a written request to: Broadridge Corporate Issuer Solutions, 1155 Long Island Ave, Edgewood, NY 11717, or by calling Broadridge Corporate Issuer Solutions at (855) 449-0975.
OTHER MATTERS
We are not aware of any other matters to come before the Annual Meeting. If any other matter not mentioned in this Proxy Statement is brought before the Annual Meeting, the proxy holders named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.
ANNUAL REPORT
The Company’s 2023 Annual Report to Stockholders is being provided together with this Proxy Statement to each stockholder of record as of April 5, 2024. The Annual Report is not to be regarded as proxy solicitation material.
By Order of the Board of Directors:
Ulrich E. Keller, Jr.
Chairman of the Board
April 18, 2024

Appendix A
FIRST FOUNDATION INC.
2024 EQUITY INCENTIVE PLAN
Section 1.
Purpose of Plan.

The name of the Plan is the First Foundation Inc. 2024 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (i) provide an additional incentive to selected employees, directors, and independent contractors of the Company or its Affiliates whose contributions are essential to the growth and success of the Company, (ii) strengthen the commitment of such individuals to the Company and its Affiliates, (iii) motivate those individuals to faithfully and diligently perform their responsibilities and (iv) attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish these purposes, the Plan provides that the Company may grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or any combination of the foregoing.
Section 2.
Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:
(a)   “Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.
(b)   “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified as of any date of determination.
(c)   “Applicable Laws” means the applicable requirements under U.S. federal and state corporate laws, U.S. federal and state securities laws, including the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan, as are in effect from time to time.
(d)   “Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Other Stock-Based Awards granted under the Plan.
(e)   “Award Agreement” means any written notice, agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.
(f)   “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.
(g)   “Board” means the Board of Directors of the Company.
(h)   “Bylaws” mean the bylaws of the Company, as may be amended and/or restated from time to time.
(i)   “Cause” has the same meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement then in effect between the Participant and the Company or any of its Subsidiaries or Affiliates or, if no such agreement exists or if such agreement does not define “Cause” shall mean termination of Service because of (a) any willful, material violation by the Participant of any law or regulation applicable to the business of the Company or a Parent, Subsidiary or Affiliate of the Company, the Participant’s conviction for or guilty plea to a felony or a crime involving moral turpitude or any willful perpetration by the Participant of a common law fraud; (b) the Participant’s commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company; (c) any material breach by the Participant of any provision of any agreement or understanding between the Company or any Parent, Subsidiary or Affiliate of the Company, on the one hand, and the Participant, on the other hand, regarding the terms of the Participant’s Service, including the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an officer, employee, director, non-employee director or consultant of the Company or of a Parent, Subsidiary or Affiliate of the Company; (d) Participant’s disregard or violation of the Company’s insider trading policy, a willful breach of either of the Company’s codes of business and ethical conduct applicable to the Participant, a breach of any conflict of interest policy of the Company or any Parent, Subsidiary or Affiliate of the Company; (e) a disregard or breach of any other policies of the Company or of any Parent, Subsidiary or Affiliate of the Company, so as to cause loss, damage or injury to the property, reputation or employees of the Company or a Parent, Subsidiary or Affiliate of the Company, (f) a violation of any laws or government regulations applicable to the Company or to any Parent, Subsidiary or Affiliate of the Company which could reasonably be expected to subject any of them to disciplinary or enforcement action by any governmental agency, including the assessment of civil money damages, or which could reasonably be expected to adversely affect the reputation of any of the Company, or Parent, Subsidiary or Affiliate of the Company or its goodwill with its respective clients, customers, or suppliers; (g) the issuance of an order or directive by any government agency having jurisdiction over the Company, or any Parent, Subsidiary or Affiliate of the Company, or the Participant, which requires the Participant to disassociate himself/herself from the Company, or any Parent, Subsidiary or Affiliate of the Company, suspends the Participant’s Service with the Company or with any Parent, Subsidiary or Affiliate of the Company, or requires any of them to terminate the Service of the Participant; or (h) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of or is otherwise materially injurious to the Company or any Parent, Subsidiary or Affiliate of the Company. The determination as to whether a Participant is being terminated for Cause will be made in good faith by the Company and for purposes of this Plan and any Award that has been granted to such Participant, will be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or service or consulting relationship at any time as provided in Section 16, and the term “Company” will be interpreted to include any Affiliate, Subsidiary or Parent, as appropriate.
(j)   “Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, shares of Common Stock or other property), stock split, reverse stock split, share subdivision or consolidation, (iii) combination or exchange of shares or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the shares of Common Stock such that an adjustment pursuant to Section 5 hereof is appropriate.
(k)   “Change in Control” means the first occurrence of an event set forth in any one of the following paragraphs following the Effective Date:
(1)   any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person which were acquired directly from the Company or any Affiliate thereof) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or
(2)   the date on which individuals who constitute the Board as of the Effective Date and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the number of directors serving on the Board; or

(3)   there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation or other entity, other than (i) a merger or consolidation (A) which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, fifty percent (50%) or more of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (B) following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger or consolidation is then a Subsidiary, the ultimate parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or
(4)   the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.
Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of shares of Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to any Award that constitutes deferred compensation under Section 409A of the Code only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code. For purposes of this definition of Change in Control, the term “Person” shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company. Notwithstanding anything herein to the contrary, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions.
(l)   “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.
(m)   “Committee” means any committee or subcommittee the Board (including, but not limited to the Compensation Committee) may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and any other qualifications required by the applicable stock exchange on which the shares of Common Stock are traded.
(n)   “Common Stock” means shares of common stock of the Company, par value $0.001 per share.

(o)   “Company” means First Foundation Inc., a Delaware corporation (or any successor company, except as the term “Company” is used in the definition of “Change in Control” above).
(p)   “Covered Executive” means any Executive Officer that (1) has received Incentive Compensation (A) during the Look-Back Period (as defined in Section 27) and (B) after beginning service as an Executive Officer; and (2) served as an Executive Officer at any time during the performance period for the applicable Incentive Compensation.
(q)   “Disability” has the same meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement then in effect between the Participant and the Company or any of its Subsidiaries or Affiliates or, if no such agreement exists or if such agreement does not define “Disability,” then “Disability” shall mean the inability of the Participant to perform the essential functions of the Participant’s job by reason of a physical or mental infirmity, for a period of three (3) consecutive months or for an aggregate of six (6) months in any twelve (12) consecutive month period.
(r)   “Effective Date” has the meaning set forth in Section 17 hereof.
(s)   “Eligible Recipient” means an employee, director or independent contractor of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator; provided, however, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, an Eligible Recipient of an Option or a Stock Appreciation Right means an employee, non-employee director or independent contractor of the Company or any Affiliate of the Company with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code.
(t)   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(u)   “Executive Officer” means any “executive officer” as defined in Section 10D-1(d) of the Exchange Act whom the Board (or the Committee, as applicable) has determined is subject to the reporting requirements of Section 10D of the Exchange Act, and includes any person who is the Company’s president, principal financial officer, principal accounting officer (or if there is no such accounting officer, the controller), any vice-president of the issuer in charge of a principal business unit, division, or function (such as sales, administration, or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company (with any executive officers of the Company’s parent(s) or subsidiaries being deemed Executive Officers of the Company if they perform such policy making functions for the Company). All Executive Officers of the Company identified by the Board (or the Committee, as applicable) pursuant to 17 CFR 229.401(b) shall be deemed an “Executive Officer.”
(v)   “Exempt Award” shall mean the following:
(1)   An Award granted in assumption of, or in substitution for, outstanding awards previously granted by a corporation or other entity acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines by merger or otherwise. The terms and conditions of any such Awards may vary from the terms and conditions set forth in the Plan to the extent the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.
(2)   An “employment inducement” award as described in the applicable stock exchange listing manual or rules may be granted under the Plan from time to time. The terms and conditions of any “employment inducement” award may vary from the terms and conditions set forth in the Plan to such extent as the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.
(3)   An Award that an Eligible Recipient purchases at Fair Market Value (including Awards that an Eligible Recipient elects to receive in lieu of fully vested compensation that is otherwise due) whether or not the shares of Common Stock are delivered immediately or on a deferred basis.
(w)   “Exercise Price” means, (i) with respect to any Option, the per share price at which a holder of such Option may purchase a share of Common Stock issuable upon exercise of such Award, and (ii) with respect to a Stock Appreciation Right, the base price per share of such Stock Appreciation Right.

(x)   “Fair Market Value” of a share of Common Stock or another security as of a particular date shall mean the fair market value, as determined by the Administrator in its sole discretion; provided, that, (i) if the share of Common Stock or other security is admitted or to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on such date, or if no shares were traded on such date, on the last preceding date for which there was a sale of a share of Common Stock on such exchange, or (ii) if the share of Common Stock or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for such share in such over-the-counter market for the last preceding date on which there was a sale of such share in such market.
(y)   “Free Standing Rights” has the meaning set forth in Section 8.
(z)   “Good Reason” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Good Reason,” “Good Reason” and any provision of this Plan that refers to “Good Reason” shall not be applicable to such Participant.
(aa)   “Incentive Compensation” shall be deemed to be any compensation (including any Award or any other short-term or long-term cash or equity incentive award or any other payment) that is granted, earned, or vested based wholly or in part upon the attainment of any financial reporting measure (i.e., any measures that are determined and presented in accordance with the accounting principles used in preparing the Company’s financial statements, and any measure that is derived wholly or in part from such measures, including stock price and total shareholder return). For the avoidance of doubt, financial reporting measures include “non-GAAP financial measures” for purposes of Exchange Act Regulation G and 17 CFR 229.10, as well as other measures, metrics and ratios that are not non-GAAP measures, like same store sales. Financial reporting measures may or may not be included in a filing with the Securities and Exchange Commission, and may be presented outside the Company’s financial statements, such as in Management’s Discussion and Analysis of Financial Conditions and Results of Operations or the performance graph.
(bb)   “ISO” means an Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.
(cc)   “Minimum Vesting Requirement” has the meaning set forth in Section 3(g).
(dd)   “Nonqualified Stock Option” shall mean an Option that is not designated as an ISO.
(ee)   “Option” means an option to purchase shares of Common Stock granted pursuant to Section 7 hereof. The term “Option” as used in the Plan includes the terms “Nonqualified Stock Option” and “ISO.”
(ff)   “Other Stock-Based Award” means a right or other interest granted pursuant to Section 10 hereof that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, a share of Common Stock, including, but not limited to, an unrestricted share of Common Stock, dividend equivalents or performance units, each of which may be subject to the attainment of performance goals or a period of continued provision of service or employment or other terms or conditions as permitted under the Plan.
(gg)   “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 below, to receive grants of Awards, and, upon a Participant’s death, the Participant’s successors, heirs, executors and administrators, as the case may be.
(hh)   “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.
(ii)   “Plan” means this 2024 Equity Incentive Plan.
(jj)   “Prior Plan” means the Company’s 2015 Equity Incentive Plan (as amended from time to time), as in effect immediately prior to the Effective Date.
(kk)   “Prior Plan Awards” means an award outstanding under the Prior Plan as of the Effective Date hereof.

(ll)   “Related Rights” has the meaning set forth in Section 8.
(mm)   “Restricted Period” has the meaning set forth in Section 9.
(nn)   “Restricted Stock” means a share of Common Stock granted pursuant to Section 9 below subject to certain restrictions that lapse at the end of a specified period (or periods) of time and/or upon attainment of specified performance objectives.
(oo)   “Restricted Stock Unit” means the right granted pursuant to Section 9 hereof to receive a share of Common Stock at the end of a specified restricted period (or periods) of time and/or upon attainment of specified performance objectives.
(pp)   “Rule 16b-3” has the meaning set forth in Section 3.
(qq)   “Service” means service as an employee, consultant, director or non-employee director, to the Company or a Parent, Subsidiary or Affiliate, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. An Employee will not be deemed to have ceased to provide Service in the case of (a) sick leave; (b) military leave or (c) any other leave of absence approved by the Company; provided, that such leave is for a period of not more than 90 days (x) unless reemployment upon the expiration of such leave is guaranteed by contract or statute or (y) unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any Employee on an approved leave of absence or a reduction in hours worked (for illustrative purposes only, a change in schedule from that of full-time to part-time), the Committee may make such provisions respecting suspension of or modification of vesting of the Award while on leave from the employ of the Company or a Parent, Subsidiary or Affiliate or during such change in working hours as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military leave, if required by applicable laws, vesting will continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she will be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave. An employee will have terminated employment as of the date he or she ceases to provide services (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment will not be extended by any notice period or garden leave mandated by local law, provided however, that a change in status from an employee to a consultant or advisor will not terminate the service provider’s Service, unless determined by the Committee, in its discretion. The Committee will have sole discretion to determine whether a Participant has ceased to provide Services and the effective date on which the Participant ceased to provide Services.
(rr)   “Stock Appreciation Right” means a right granted pursuant to Section 8 hereof to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the shares of Common Stock covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.
(ss)   “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.
(tt)   “Transfer” has the meaning set forth in Section 15.
Section 3.
Administration.

(a)   The Plan shall be administered by the Administrator and shall be administered, to the extent applicable, in accordance with Rule 16b-3 under the Exchange Act (“Rule 16b-3”).
(b)   Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:
(1)   to select those Eligible Recipients who shall be Participants;

(2)   to determine whether and to what extent Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;
(3)   to determine the number of shares of Common Stock to be covered by each Award granted hereunder;
(4)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Restricted Stock or Restricted Stock Units and the conditions under which restrictions applicable to such Restricted Stock or Restricted Stock Units shall lapse, (ii) the performance goals and periods applicable to Awards, (iii) the Exercise Price of each Option and each Stock Appreciation Right or the purchase price of any other Award, (iv) the vesting schedule and terms applicable to each Award, (v) the number of shares of Common Stock or amount of cash or other property subject to each Award and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable) any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the payment schedules of such Awards and/or, to the extent specifically permitted under the Plan, accelerating the vesting schedules of such Awards);
(5)   to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards;
(6)   to determine the Fair Market Value in accordance with the terms of the Plan;
(7)   to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s service or employment for purposes of Awards granted under the Plan;
(8)   to adopt, alter and repeal such administrative rules, regulations, guidelines and practices governing the Plan as it shall from time to time deem advisable;
(9)   to construe and interpret the terms and provisions of, and supply or correct omissions in, the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan; and
(10)   to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-United States laws or for qualifying for favorable tax treatment under applicable non-United States laws, which rules and regulations may be set forth in an appendix or appendixes to the Plan.
(c)   Subject to Section 5, neither the Board nor the Committee shall have the authority to reprice or cancel and regrant any Award at a lower exercise, base or purchase price or cancel any Award with an exercise, base or purchase price in exchange for cash, property or other Awards without first obtaining the approval of the Company’s stockholders.
(d)   All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company and the Participants.
(e)   The expenses of administering the Plan (which for the avoidance of doubt does not include the costs of any Participant) shall be borne by the Company and its Affiliates.
(f)   If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Articles of Incorporation or Bylaws of the Company, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.
(g)   Notwithstanding any other provision of this Plan, equity-based Awards (or any portion thereof) shall not vest earlier than one year following grant date thereof (excluding, for this purpose, any (i) substitute awards, and (ii) Awards to non-employee directors that were granted on the date of the annual shareholder meeting which vest on or after the next annual shareholder meeting) (the “Minimum Vesting Requirement”); provided, that the Committee may grant Awards that are not subject to the Minimum Vesting Requirement with respect to five percent (5%) or less of the shares of Common Stock available for issuance under the Plan (as may be adjusted pursuant to Section 7), provided, further, that the restriction in this Section 3(g) does not apply to the Administrator’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, termination of Service other than for Cause, death, Disability or a Change in Control, as set forth in the terms of the Award or otherwise.
Section 4.
Shares of Common Stock Reserved for Issuance Under the Plan.

(a)   Subject to Section 5 hereof, the number of shares of Common Stock that are reserved and available for issuance pursuant to Awards granted under the Plan shall be equal to 1,500,000 shares of Common Stock; provided, that, shares of Common Stock issued under the Plan with respect to an Exempt Award shall not count against such share limit. In light of the adoption of this Plan, no further awards shall be made under the Prior Plan on or after the Effective Date, provided all Prior Plan Awards which are outstanding as of the Effective Date shall continue to be governed by the terms, conditions and procedures set forth in the Prior Plan and any applicable award agreement.
(b)   Shares of Common Stock issued under the Plan may, in whole or in part, be authorized but unissued shares of Common Stock or shares of Common Stock that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If an Award entitles the Participant to receive or purchase shares of Common Stock, the number of shares of Common Stock covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of shares of Common Stock available for granting Awards under the Plan. If any Award expires, lapses or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at or below the original issuance price), in any case in a manner that results in any share of Common Stock covered by such Award not being issued or being so reacquired by the Company, the unused shares of Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. However, shares of Common Stock delivered (either by actual delivery or attestation) to the Company by a Participant to (i) satisfy the applicable exercise or purchase price of an Award, and/or (ii) to satisfy the applicable exercise or purchase price of an Award, and/or (iii) to satisfy any applicable tax withholding obligation (including shares of Common Stock retained by the Company from an Award being exercised or purchased and/or creating the tax obligations), in each case, shall not be added to the number of shares of Common Stock available for the grant of Awards under the Plan. In addition, (1) to the extent an Award, as applicable, is denominated in shares of Common Stock, but paid or settled in cash, the number of shares of Common Stock with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan, and (2) shares of Common Stock underlying Awards that can only be settled in cash shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares of Common Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares of Common Stock shall no longer be available for grant under the Plan.
(c)   No more than 1,500,000 shares of Common Stock shall be issued pursuant to the exercise of ISOs.
Section 5.
Equitable Adjustments.

In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the Plan pursuant to Section 4, (ii) the kind, number of securities subject to, and the Exercise Price subject to outstanding Options and Stock Appreciation Rights granted under the Plan, (iii) the kind, number and purchase price of a share of Common Stock or other securities or the amount of cash or amount or type of other property subject to outstanding Restricted Stock, Restricted Stock Units or Other Stock-Based Awards granted under the Plan; and/or (iv) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of a share of Common Stock, cash or other property covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any; provided, however, that if the Exercise Price or purchase price of any outstanding Award is equal to or greater than the Fair Market Value of the shares of Common Stock, cash or other property covered by such Award, the Administrator may cancel such Award without the payment of any consideration to the Participant. Further, without limiting the generality of the foregoing, with respect to Awards subject to foreign laws, adjustments made hereunder shall be made in compliance with applicable requirements. Except to the extent determined by the Administrator, any adjustments to ISOs under this Section 5 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.
Section 6.
Eligibility.

The Participants in the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals that qualify as Eligible Recipients.
Section 7.
Options.

(a)   General.   Options granted under the Plan shall be designated as Nonqualified Stock Options or ISOs. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Stock Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Stock Option). The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.
(b)   Exercise Price.   The Exercise Price of a share of Common Stock purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.
(c)   Option Term.   The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, subject to Section 4(d) of the Plan, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate.
(d)   Exercisability.   Each Option shall be subject to vesting or becoming exercisable at such time or times and subject to such terms and conditions, including the attainment of performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion.
(e)   Method of Exercise.   Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole shares of Common Stock to be purchased, accompanied by payment in full of the aggregate Exercise Price of the share of Common Stock so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of a share of Common Stock otherwise issuable upon exercise), (ii) in the form of a share of unrestricted Common Stock already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the share of Common Stock as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by Applicable Laws or (iv) any combination of the foregoing.
(f)   ISOs.   The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with the Plan. At the discretion of the Administrator, ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company.
(1)   ISO Grants to 10% Stockholders.   Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company, the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the share of Common Stock on the date of grant.
(2)   $100,000 Per Year Limitation For ISOs.   To the extent the aggregate Fair Market Value (determined on the date of grant) of the share of Common Stock for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.
(3)   Disqualifying Dispositions.   Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date the Participant makes a “disqualifying disposition” of any share of Common Stock acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such share of Common Stock before the later of (i) two years after the date of grant of the ISO and (ii) one year after the date the Participant acquired the share of Common Stock by exercising the ISO. The Company may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any share of Common Stock acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such share of Common Stock.
(g)   Rights as Stockholder.   A Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the share of Common Stock subject to an Option until the Participant has given written notice of the exercise thereof, and has paid in full for such share of Common Stock and has satisfied the requirements of Section 15 hereof.
(h)   Termination of Employment or Service.   Treatment of an Option upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.
(i)   Other Change in Employment or Service Status.   An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, in the discretion of the Administrator.
Section 8.
Stock Appreciation Rights.

(a)   General.   Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made. Each Participant who is granted a Stock Appreciation Right shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of shares of Common Stock to be awarded, the Exercise Price per share of Common Stock, and all other conditions of Stock Appreciation Rights.

Notwithstanding the foregoing, no Related Right may be granted for more shares of Common Stock than are subject to the Option to which it relates. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.
(b)   Awards; Rights as Stockholder.   A Participant shall have no rights to dividends or any other rights of a stockholder with respect to shares of Common Stock, if any, subject to a Stock Appreciation Right until the Participant has given written notice of the exercise thereof and has satisfied the requirements of Section 15 hereof.
(c)   Exercise Price.   The Exercise Price of a share of Common Stock purchasable under a Stock Appreciation Right shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of a Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.
(d)   Exercisability.
(1)   Stock Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.
(2)   Stock Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8 of the Plan.
(e)   Payment Upon Exercise.
(1)   Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of shares of Common Stock equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price per share specified in the Free Standing Right multiplied by the number of shares of Common Stock in respect of which the Free Standing Right is being exercised.
(2)   A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of shares of Common Stock equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of shares of Common Stock in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.
(3)   Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Stock Appreciation Right in cash (or in any combination of shares of Common Stock and cash).
(f)   Termination of Employment or Service.   Treatment of a Stock Appreciation Right upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.
(g)   Term.
(1)   The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.
(2)   The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.
(h)   Other Change in Employment or Service Status.   Stock Appreciation Rights shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment or service status of a Participant, in the discretion of the Administrator.

Section 9.
Restricted Stock and Restricted Stock Units.

(a)   General.   Restricted Stock or Restricted Stock Units may be issued under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Stock or Restricted Stock Units shall be made. Each Participant who is granted Restricted Stock or Restricted Stock Units shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of shares of Common Stock to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock or Restricted Stock Units; the period of time restrictions, performance goals or other conditions that apply to transferability, delivery or vesting of such Awards (the “Restricted Period”); and all other conditions applicable to the Restricted Stock and Restricted Stock Units. If the restrictions, performance goals or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Stock or Restricted Stock Units, in accordance with the terms of the grant. The provisions of the Restricted Stock or Restricted Stock Units need not be the same with respect to each Participant.
(b)   Awards and Certificates.   Except as otherwise provided below in Section 9(c), (i) each Participant who is granted an Award of Restricted Stock may, in the Company’s sole discretion, be issued a share certificate in respect of such Restricted Stock; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to any such Award. The Company may require that the share certificates, if any, evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a share transfer form, endorsed in blank, relating to the shares of Common Stock covered by such Award. Certificates for unrestricted shares of Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in such Restricted Stock Award. With respect to Restricted Stock Units to be settled in shares of Common Stock, at the expiration of the Restricted Period, share certificates in respect of the shares of Common Stock underlying such Restricted Stock Units may, in the Company’s sole discretion, be delivered to the Participant, or Participant’s legal representative, in a number equal to the number of shares of Common Stock underlying the Restricted Stock Units Award. Notwithstanding anything in the Plan to the contrary, any Restricted Stock or Restricted Stock Units to be settled in shares of Common Stock (at the expiration of the Restricted Period, and whether before or after any vesting conditions have been satisfied) may, in the Company’s sole discretion, be issued in uncertificated form. Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Stock Units, at the expiration of the Restricted Period, shares of Common Stock, or cash, as applicable, shall promptly be issued (either in certificated or uncertificated form) to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance or payment shall in any event be made within such period as is required to avoid the imposition of a tax under Section 409A of the Code.
(c)   Restrictions and Conditions.   The Restricted Stock or Restricted Stock Units granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code where applicable, thereafter:
(1)   The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance goals, the Participant’s termination of employment or service with the Company or any Affiliate thereof, or the Participant’s death or Disability. Notwithstanding the foregoing, upon a Change in Control, the outstanding Awards shall be subject to Section 11 hereof.
(2)   Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Stock during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to an Award, shall only become payable if (and to the extent) the underlying Restricted Stock vests. Except as provided in the applicable Award Agreement, the Participant shall generally not have the rights of a stockholder with respect to shares of Common Stock subject to Restricted Stock Units during the Restricted Period. In furtherance of the foregoing, unless otherwise set forth in an Award Agreement (in which case, subject to Section 409A of the Code, such dividends shall be paid to the Participant at the time (and to the extent) shares of Common Stock in respect of the related Restricted Stock Units are delivered to the Participant), dividends declared during the Restricted Period shall not be paid to the Participant. Certificates for unrestricted shares of Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Stock or Restricted Stock Units, except as the Administrator, in its sole discretion, shall otherwise determine.
(3)   The rights of Participants granted Restricted Stock or Restricted Stock Units upon termination of employment or service as a director or independent contractor to the Company or to any Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.
(d)   Form of Settlement.   The Administrator reserves the right in its sole discretion to provide (either at or after the grant thereof) that any Restricted Stock Unit represents the right to receive the amount of cash per unit that is determined by the Administrator in connection with the Award.
Section 10.
Other Stock-Based Awards.

Other Stock-Based Awards may be issued under the Plan. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Stock-Based Awards shall be granted. Each Participant who is granted an Other Stock-Based Award shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of shares of Common Stock to be granted pursuant to such Other Stock-Based Awards, or the manner in which such Other Stock-Based Awards shall be settled (e.g., in shares of Common Stock, cash or other property), or the conditions to the vesting and/or payment or settlement of such Other Stock-Based Awards (which may include, but not be limited to, achievement of performance criteria) and all other terms and conditions of such Other Stock-Based Awards. In the event that the Administrator grants a bonus in the form of shares of Common Stock, the shares of Common Stock constituting such bonus shall, as determined by the Administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such bonus is payable. Notwithstanding anything set forth in the Plan to the contrary, any dividend or dividend equivalent Award issued hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying Award.
Section 11.
Change in Control.

Unless otherwise determined by the Administrator and evidenced in an Award Agreement, in the event that (a) a Change in Control occurs, and (b) the Participant is employed by, or otherwise providing services to, the Company or any of its Affiliates immediately prior to the consummation of such Change in Control then upon the consummation of such Change in Control, the Administrator, in its sole and absolute discretion, may:
(a)   provide that any unvested or unexercisable portion of any Award carrying a right to exercise to become fully vested and exercisable; and
(b)   cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan to lapse and such Awards shall be deemed fully vested and any performance conditions imposed with respect to such Awards shall be deemed to be fully achieved at target performance levels.
If the Administrator determines in its discretion pursuant to Section 3(b)(4) hereof to accelerate the vesting of Options and/or Share Appreciation Rights in connection with a Change in Control, the Administrator shall also have discretion in connection with such action to provide that all Options and/or Stock Appreciation Rights outstanding immediately prior to such Change in Control shall expire on the effective date of such Change in Control. Notwithstanding the foregoing, in the event that a Participant’s employment or service is terminated without Cause within twenty-four (24) months following a Change in Control, the time-vesting portion of any Award granted to such Participant shall accelerate and vest in full, and the performance-vesting portion of any such Award shall vest at target level, in each case upon the date of termination of employment or service of such Participant.
Section 12.
Amendment and Termination.

The Board may amend, alter or terminate the Plan at any time, but no amendment, alteration or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent. The Board shall obtain approval of the Company’s stockholders for any amendment that would require such approval in order to satisfy the requirements of any rules of the stock exchange on which the shares of Common Stock are traded or other Applicable Law. Subject to Section 3(c), the Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 of the Plan and the immediately preceding sentence, no such amendment shall materially impair the rights of any Participant without his or her consent.
Section 13.
Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.
Section 14.
Withholding Taxes.

Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of an amount up to the maximum statutory tax rates in the Participant’s applicable jurisdiction with respect to the Award, as determined by the Company. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by Applicable Laws, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto. Whenever shares of Common Stock or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related taxes to be withheld and applied to the tax obligations; provided, that, with the approval of the Administrator, a Participant may satisfy the foregoing requirement by either (i) electing to have the Company withhold from delivery of shares of Common Stock or other property, as applicable, or (ii) delivering already owned unrestricted shares of Common Stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. Such already owned and unrestricted shares of Common Stock shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined and any fractional share amounts resulting therefrom shall be settled in cash. Such an election may be made with respect to all or any portion of the shares of Common Stock to be delivered pursuant to an Award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by Applicable Laws, to satisfy its withholding obligation with respect to any Award.
Section 15.
Transfer of Awards.

Until such time as the Awards are fully vested and/or exercisable in accordance with the Plan or an Award Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such shares of Common Stock or other property underlying such Award. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option or a Stock Appreciation Right may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal Disability, by the Participant’s guardian or legal representative.
Section 16.
Continued Employment or Service.

Neither the adoption of the Plan nor the grant of an Award shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.
Section 17.
Effective Date.

The Plan was approved by the Board on March 26, 2024 and shall be adopted and become effective on the date that it is approved by the Company’s stockholders (the “Effective Date”).
Section 18.
Electronic Signature.

Participant’s electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.
Section 19.
Term of Plan.

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.
Section 20.
Securities Matters and Regulations.

(a)   Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver shares of Common Stock with respect to any Award granted under the Plan shall be subject to all Applicable Laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.
(b)   Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of shares of Common Stock is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of shares of Common Stock, no such Award shall be granted or payment made or shares of Common Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.
(c)   In the event that the disposition of shares of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Exchange Act and is not otherwise exempt from such registration, such shares of Common Stock shall be restricted against transfer to the extent required by the Exchange Act or regulations thereunder, and the Administrator may require a Participant receiving shares of Common Stock pursuant to the Plan, as a condition precedent to receipt of such shares of Common Stock, to represent to the Company in writing that the shares of Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution.
Section 21.
Section 409A of the Code.

The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under

Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such Awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.
Section 22.
Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service.
Section 23.
No Fractional Shares.

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
Section 24.
Beneficiary.

A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.
Section 25.
Paperless Administration.

In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.
Section 26.
Severability.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.
Section 27.
Clawback.

(a)   If the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance (whether one occurrence or a series of occurrences of noncompliance) with any financial reporting requirement under the securities laws (including if the Company is required to prepare an accounting restatement to correct an error (or a series of errors)) (a “Covered Accounting Restatement”), and if such Covered Accounting Restatement includes (i) restatements that correct errors that are material to previously issued financial statements (commonly referred to as “Big R”

restatements), and (ii) restatements that correct errors that are not material to previously issued financial statements, but would result in a material misstatement if (a) the errors were left uncorrected in the current report, or (b) the error correction was recognized in the current period (commonly referred to as “little r” restatements), then the Committee may require any Covered Executive to repay (in which event, such Covered Executive shall, within thirty (30) days of the notice by the Company, repay to the Company) or forfeit (in which case, such Covered Executive shall immediately forfeit to the Company) to the Company, and each Covered Executive hereby agrees to so repay or forfeit, that portion of the Incentive Compensation received by such Covered Executive during the period comprised of the Company’s three (3) completed fiscal years (together with any intermittent stub fiscal year period(s) of less than nine (9) months resulting from Company’s transition to different fiscal year measurement dates) immediately preceding the date the Company is deemed (as described below) to be required to prepare a Covered Accounting Restatement (such period, the “Look-Back Period”), that the Committee determines was in excess of the amount of Incentive Compensation that such Covered Executive would have received during such Look-Back Period, had such Incentive Compensation been calculated based on the restated amounts, and irrespective of any fault, misconduct or responsibility of such Covered Executive for the Covered Accounting Restatement. It is specifically understood that, to the extent that the impact of the Covered Accounting Restatement on the amount of Incentive Compensation received cannot be calculated directly from the information therein (e.g., if such restatement’s impact on the Company’s stock price is not clear), such excess amount of Incentive Compensation shall be determined based on a reasonable estimate by the Committee of the effect of the Covered Accounting Restatement on the applicable financial measure (including the stock price or total shareholder return) based upon which the Incentive Compensation was received. The amount of the Incentive Compensation to be recouped shall be determined by the Committee in its sole and absolute discretion and calculated on a pre-tax basis, and the form of such recoupment of Incentive Compensation may be made, in the Committee’s sole and absolute discretion, through the forfeiture or cancellation of vested or unvested Awards, cash repayment or both. Incentive Compensation shall be deemed received, either wholly or in part, in the fiscal year during which the financial reporting measure specified in such Incentive Compensation Award is attained (or with respect to, or based on, the achievement of any financial reporting measure which such Incentive Compensation was granted, earned or vested, as applicable), even if the payment, vesting or grant of such Incentive Compensation occurs after the end of such fiscal year. For purposes of this Section 27, the Company is deemed to be required to prepare a Covered Accounting Restatement on the earlier of: (A) the date upon which the Board or an applicable committee thereof, or the officer or officers of the Company authorized to take such action if Board action is not required, concludes, or reasonably should have concluded, that the Company is required to prepare a Covered Accounting Restatement; or (B) the date a court, regulator, or other legally authorized body directs the Company to prepare a Covered Accounting Restatement.
(b)   Notwithstanding any other provisions in this Plan, any Award or any other compensation received by a Participant which is subject to recovery under any Applicable Laws, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such Applicable Law, government regulation or stock exchange listing requirement), will be subject to such deductions and clawback as may be required to be made pursuant to such Applicable Law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement on or following the Effective Date).
Section 28.
Governing Law.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflicts of law of such state.
Section 29.
Indemnification.

To the extent allowable pursuant to Applicable Law, each member of the Board and the Administrator and any officer or other employee to whom authority to administer any component of the Plan is designated shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, however, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled pursuant to the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
Section 30.
Titles and Headings, References to Sections of the Code or Exchange Act.

The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.
Section 31.
Successors.

The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.
Section 32.
Relationship to other Benefits.

No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O FIRST FOUNDATION INC.PO BOX 1342 BRENTWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNET - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 27, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by11:59 p.m. Eastern Time on May 27, 2024. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V42736-P08095KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYFIRST FOUNDATION INC. The Board of Directors recommends you vote FOR the following:1.Election of Directors Nominees: 1a. Max Briggs 1b. John Hakopian 1c. Scott F. Kavanaugh 1d. Ulrich E. Keller, Jr. 1e. David Lake 1f. Elizabeth A. Pagliarini 1g. Mitchell M. Rosenberg 1h. Diane M. Rubin 1i. Jacob Sonenshine 1j. Gabriel V. Vazquez For Against Abstain! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! ! The Board of Directors recommends you vote FOR proposals 2, 3 and 4.2.To approve the First Foundation Inc. 2024 Equity Incentive Plan. 3.To ratify the appointment of Crowe LLP as the Company's independent registered public accountants for the year ending December 31, 2024. 4.To approve, by non-binding advisory vote, the compensation of the Company's named executive officers for the year ended December 31, 2023. NOTE: In their discretion, the proxies are authorized to transact such other business and to vote on such other matters as may properly come before the meeting or any adjournment or postponement thereof, including procedural and other matters relating to the conduct of the meeting. For Against Abstain! ! !! ! !! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Proxy Statement and Annual Report are available at www.proxyvote.com.V42737-P08095FIRST FOUNDATION INC.Annual Meeting of StockholdersMay 28, 2024 10:00 A.M. Central TimeThis proxy is solicited by the Board of DirectorsThe undersigned stockholder(s) of First Foundation Inc. (the "Company") hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 18, 2024, revoke(s) all previously granted proxies and nominate(s), constitute(s) and appoint(s) Ulrich E. Keller, Jr., Scott F. Kavanaugh and Erica Dorsett, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is/are entitled to vote at the Annual Meeting of Stockholders, which will be held on Tuesday, May 28, 2024 at 10:00 A.M., Central Time, at 200 Crescent Court, Suite 1700, Dallas, Texas 75201, in the Crescent Club Mirror Room, and at any and all adjournments and postponements thereof, as fully with the same force and effect as the undersigned might or could do if personally present at the Annual Meeting, upon and in respect of the matters described and in accordance with the instructions on the reverse side.THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL NOMINEES LISTED, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, AND "FOR" PROPOSAL 4.THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S) ON THE REVERSE SIDE OF THIS PROXY. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION, AS DIRECTORS, OF THE NOMINEES NAMED ON THE REVERSE SIDE OF THIS PROXY, "FOR" APPROVAL OF PROPOSAL 2, "FOR" APPROVAL OF PROPOSAL 3, AND "FOR" APPROVAL OF PROPOSAL 4. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE PROXY HOLDERS TO VOTE ON ALL OTHER MATTERS THAT MAY BE PROPERLY PRESENTED FOR A VOTE OF THE STOCKHOLDERS AT THE ANNUAL MEETING.Continued and to be signed on reverse side